Exhibit 10.1

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LOAN AND SECURITY AGREEMENT

Dated as of January 6, 2023

by and among

CONNEXA SPORTS TECHNOLOGIES INC.,

as the Borrower,

SLINGER BAG AMERICAS INC.,

SLINGER BAG CANADA INC.,

SLINGER BAG LIMITED, and

SLINGER BAG AUSTRALIA PTY LTD,

as the Guarantors,

ARMISTICE CAPITAL MASTER FUND LTD.,

as the Agent

and

The Lenders Party Hereto

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SCHEDULES:

Schedule A	-	Lender Commitments
Schedule B	-	Wire Instructions (Payments to Agent)
Schedule 8.2	-	Existing Debt
Schedule 8.4	-	Permitted Liens

EXHIBITS:

Exhibit A	-	Form of Note
Exhibit B	-	Form of Guaranty
Exhibit C	-	Form of Borrower Pledge and Security Agreement
Exhibit D	-	Form of Guarantor Pledge and Security Agreement
Exhibit E	-	Form of Warrant

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LOAN AND SECURITY AGREEMENT

This Loan and Security Agreement, dated as of January 6, 2023 (this “Agreement”), is made among Connexa Sports Technologies Inc., a Delaware corporation (the “Borrower”), Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd, an Australian company (collectively, the “Guarantors”, and each individually, a “Guarantor”), Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Agent”), and each of the lenders initially a signatory hereto together with their successors and assignees under Section 10.8 (the “Lenders”).

RECITALS:

WHEREAS, the Lenders have agreed to make a term loans to the Borrower to finance accounting and legal expenses necessary for the registration of the securities of the Borrower, and for other purposes approved in writing by the Agent, secured by, among other things, (a) a first- lien security interest in all of Borrower’s personal property, and (b) unconditional guarantees from the Guarantors in favor of the Lenders, secured by, among other things, a first-lien security interest in all of each Guarantor’s personal property, on terms and subject to the provisions contained herein,;

NOW THEREFORE, in consideration of the premises and the mutual promises contained herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

ARTICLE I.

DEFINITIONS AND ACCOUNTING TERMS

SECTION 1.1. Certain Defined Terms. As used in this Agreement, the following terms shall have the following meanings:

“Account Debtor” shall mean a Person obligated on an account, chattel paper, or general intangible, other than a Person obligated to pay a negotiable instrument, even if the instrument constitutes part of chattel paper.

“Advance” means an advance under Section 2.1. “Advance Date” has the meaning set forth in Section 2.1.

“Affiliate” means any Person which, directly or indirectly, controls or is controlled by or is under common control with another Person. For purposes of this definition, “control” (including, with correlative meanings, the terms “controlled by” and “under common control with”), as used with respect to any Person, means the power to direct or cause the direction of the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities or by contract or otherwise.

“Agent” has the meaning specified in the preamble.

“Agreement” has the meaning specified in the preamble.

“Approved Fund” means (a) any fund, trust, real estate investment trust, or similar entity that invests in loans and other assets in the ordinary course of business and is advised or managed by (i) a Lender, (ii) an Affiliate of a Lender, (iii) the same investment advisor that manages a Lender or (iv) an Affiliate of an investment advisor that manages a Lender or (b) any finance company, insurance company or other financial institution which warehouses loans for any Lender or any Person described in clause (a) above.

“Anti-Terrorism Laws” means any Legal Requirement relating to terrorism, trade sanctions programs and embargoes, import/export licensing, money laundering or bribery, corruption, and any regulation, order, or directive promulgated, issued or enforced pursuant to such laws, all as amended, supplemented or replaced from time to time.

“April 30 Milestones” has the meaning specified in Section 9.1(q).

“Bankruptcy Code” means the Bankruptcy Code of the United States, and all other liquidation, conservatorship, bankruptcy, assignment for the benefit of creditors, moratorium, rearrangement, arrangement, receivership, insolvency, administration, reorganization, or similar debtor relief Laws of the United States or other applicable jurisdictions from time to time in effect and permitting a debtor to obtain a stay or a compromise of the claims of its creditors or affecting the rights of creditors generally, including for greater certainty any provisions of corporate statutes of like effect, where such statutes are used by a Person to propose an arrangement.

“Borrower” has the meaning specified in the preamble.

“Borrower Pledge and Security Agreement” means the Pledge and Security Agreement among the Agent on behalf of the Lenders and the Borrower, executed and delivered simultaneously with this Agreement, in the form attached hereto as Exhibit C, as amended or supplemented from time to time.

“Business Day” means a day of the year on which banks are not required or authorized to close in New York, New York.

“Capital Lease” means any obligation to pay rent or other amounts under a lease of (or other agreement conveying the right to use) any property (whether real, personal or mixed, immovable or movable) that is required to be classified and accounted for as a capitalized lease obligation under GAAP.

“Change of Control” means the failure (i) of the Borrower to own beneficially and control 100% of the equity interests of Slinger Bag Americas Inc., and to retain voting control of Slinger Bag Americas Inc. or (ii) of Slinger Bag Americas Inc. to own beneficially and control 100% of the equity interests of all of the other Guarantors, and to retain voting control of all of the other Guarantors.

“Closing Date” means the date on which each of the conditions precedent listed in Section 5.1 shall have been satisfied to the satisfaction of the Agent.

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“Code” means the Internal Revenue Code of 1986, as amended from time to time, and any successor statute.

“Collateral” means the collateral under the Collateral Documents.

“Collateral Documents” means (i) the Borrower Pledge and Security Agreement, (ii) the Guarantor Pledge and Security Agreements and (iii) any other security instruments or security documents delivered in connection herewith or therewith.

“Commitment” means, as to each Lender, such Lender’s obligation to make an Advance on each Advance Date, subject to the terms and conditions of this Agreement, in an aggregate amount up to, but not exceeding the amount set forth for such Lender on Schedule A as such Lender’s “Commitment Amount”.

“Compensation” means with respect to each Guarantor, all forms of direct or indirect remuneration from the Borrower, directly or indirectly, and includes, without limitation, salaries, commissions, bonuses, securities, property, insurance benefits and contingent forms of remuneration, subject to the limitations set forth in Section 8.6.

“Control” when used with respect to any Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have meanings correlative to the foregoing.

“Debt” means (without duplication), for any Person, (a) indebtedness of such Person for borrowed money or arising out of any extension of credit to or for the account of such Person (including, without limitation, extensions of credit in the form of reimbursement or payment obligations of such Person relating to letters of credit issued for the account of such Person) or for the deferred purchase price of property or services; (b) indebtedness of the kind described in clause (a) of this definition which is secured by (or for which the holder of such debt has any existing right, contingent or otherwise, to be secured by) any Lien upon or in Property (including, without limitation, accounts and contract rights) owned by such Person, whether or not such Person has assumed or become liable for the payment of such indebtedness or obligations; (c) all obligations as lessee under any Capital Lease; (d) all contingent liabilities and obligations under direct or indirect guarantees in respect of, and obligations (contingent or otherwise) to purchase or otherwise acquire, or otherwise to assure a creditor against loss in respect of, indebtedness or obligations of others of the kinds referred to in clauses (a) through (c) above; and (e) any monetary obligation of a Person under or in connection with a sale-leaseback or similar arrangement.

“Debtor Laws” means all applicable liquidation, conservatorship, bankruptcy, moratorium, arrangement, receivership, insolvency, reorganization or similar laws including the Bankruptcy Code, or general equitable principles from time to time in effect affecting the rights of creditors generally.

“Default” means any event the occurrence of which does, or with the lapse of time or giving of notice or both would, constitute an Event of Default.

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“Dollars” and “$” mean dollars in lawful currency of the United States of America. “Embargoed Person” has the meaning specified in Section 7.13.

“Environmental Laws” means all Legal Requirements and Permits imposing liability or standards of conduct for or relating to the regulation and protection of human health, safety, the workplace, the environment and natural resources, and including public notification requirements and environmental transfer of ownership, notification or approval statutes.

“ERISA” has the meaning specified in Section 7.14.

“ERISA Affiliate” shall mean any trade or business (whether or not incorporated) which is a member of the same controlled group of corporations or group of trades or businesses under common control with the Borrower, or is treated as a single employer together with the Borrower under Section 414 of the Code or Title IV of ERISA.

“Events of Default” has the meaning specified in Section 9.1. “Face Amount” means $2,000,000.00.

“GAAP” shall mean generally accepted accounting principles set forth from time to time in the opinions and pronouncements of the Accounting Principles Board and the American Institute of Certified Public Accountants and statements and pronouncements of the Financial Accounting Standards Board (or agencies with similar functions of comparable stature and authority within the U.S. accounting profession) and the Securities and Exchange Commission, which are applicable to the circumstances as of the date of determination.

“Governmental Authority” means any (domestic or foreign) federal, state, county, municipal, parish, provincial, or other government, or any department, commission, board, court, agency, or any other instrumentality of any of them or any other political subdivision thereof, and any entity exercising executive, legislative, judicial, regulatory, or administrative functions of, or pertaining to, government, including, without limitation, any arbitration panel, any court, or any commission.

“Government Lists” has the meaning specified in Section 6.19. “Guarantor” has the meaning specified in the preamble.

“Guarantor Pledge and Security Agreements” means each Pledge and Security Agreement among the Agent on behalf of the Lenders and each Guarantor, executed and delivered simultaneously with this Agreement, in the form attached hereto as Exhibit D, as amended or supplemented from time to time.

“Guarantees” means the guaranty made by each of the Guarantors in favor of the Agent on behalf of the Lenders, executed and delivered simultaneously with this Agreement, in the form attached hereto as Exhibit B.

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“Highest Lawful Rate” means the maximum nonusurious legal interest rate, if any, that at any time or from time to time may be contracted for, taken, reserved, charged, or received with respect to the Note or on other amounts, if any, due to any Lender pursuant to this Agreement or any other Loan Document under laws applicable to such Lender which are presently in effect or, to the extent allowed by law, under such applicable laws which may hereafter be in effect.

“Indemnitee” has the meaning specified in Section 10.5.

“Initial Advance” has the meaning specified in Section 2.1.

“Intellectual Property Filings” means (i) that certain Grant of Security Interest for Tranemarks made by Slinger Bag Canada Inc., an Ontario corporation in favor of the Agent on behalf of the Lenders, and (ii) that certain Grant of Security Interest for Patents made by Slinger Bag Limited in favor of the Agent on behalf of the Lenders.

“Interest Expense” means, for a Person for a period, total interest expense for such Person for such period, as determined in accordance with GAAP.

“Issue Date” means the date on which the Note is issued pursuant to this Agreement.

“Legal Requirement” means any order, constitution, law, ordinance, principle of common law, regulation, rule, statute or treaty of any applicable Governmental Authority. “Lender” has the meaning specified in the preamble.

“Lien” means any security interest, mortgage, pledge, hypothecation, charge, claim, option, right to acquire, adverse interest, assignment, deposit arrangement, encumbrance, restriction, statutory or other lien, preference, priority or other security agreement or preferential arrangement of any kind or nature whatsoever (including any conditional sale or other title retention agreement, any financing lease involving substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the Uniform Commercial Code or comparable law of any jurisdiction).

“Loan Documents” means this Agreement, the Note, the Borrower Pledge and Security Agreement, the Guarantees, the Guarantor Pledge and Security Agreements, the Intellectual Property Filings, and any document or instrument executed in connection with any of the foregoing.

“Loan Parties” means the Borrower, each Guarantor and each other Person (other than any Lender or the Agent) that is or may become a party to this Agreement or any other Loan Document.

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“Material Adverse Effect” means (i) a material adverse effect on the transactions contemplated hereby (including a material adverse effect on the ability of any party hereto to perform its obligations hereunder), (ii) a material adverse effect on the business, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower or any Guarantor, if any, that is material to the Borrower or any Guarantor with respect to their obligations under this Agreement or the other Loan Documents, other than as a result of adverse economic conditions in the United States generally or as a result of any act or omission contemplated by this Agreement or (iii) a material adverse effect upon any material portion of the Collateral, or the priority of any Liens granted to Agent and Lenders in or to the Collateral (other than a lien for real estate taxes that are not yet due or owing, or a lien as a result of voluntary and intentional discharge of the Liens by Agent and Lenders).

“Maturity Date” means the earliest to occur of (a) the date that is six (6) months after the Issue Date and (b) the date that is five days after the Subsequent Equity Offering Date and (c) such earlier time to which the Obligations may be accelerated under Section 9.1.

“Monthly Interest Payments” has the meaning specified in Section 2.4.

“Note” means, collectively, the promissory notes issued under this Agreement pursuant to Section 2.2.

“Obligations” means all of the obligations of each Loan Party now or hereafter existing under the Loan Documents, whether for principal), interest, fees, expenses, indemnification or otherwise. The term “Secured Obligations”, as used in the Pledge and Security Agreement shall have the same meaning as Obligations herein.

“OFAC” has the meaning specified in Section 6.19.

“Patriot Act Offense” has the meaning specified in Section 6.19. “Permits” has the meaning specified in Section 6.16.

“Permitted Liens” has the meaning specified in Section 8.4.

“Person” means an individual, partnership, limited liability company (including a business trust or a real estate investment trust), joint stock company, trust, unincorporated association, corporation, joint venture or other entity, or a government or any political subdivision or agency thereof.

“Property” means any interest or right in any kind of property or asset, whether real, personal, or mixed, owned or leased, tangible or intangible, and whether now held or hereafter acquired.

“Register” has the meaning specified in Section 10.8.

“Responsible Officer” means with respect to the Borrower, the chief financial officer, the chief executive officer, the manager or president.

“Sanctioned Country” means a country subject to a sanctions program maintained under any Anti-Terrorism Law.

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“Sanctioned Person” means any individual person, group, regime, entity or thing listed or otherwise recognized as a specially designated, prohibited, sanctioned or debarred person, group, regime, entity or thing, or subject to any limitations or prohibitions (including but not limited to the blocking of property or rejection of transactions), under any Anti-Terrorism Law.

“Securities Act” means the Securities Act of 1933, as amended.

“Solvent” means, at any time with respect to any Person, that at such time such Person (a) is able to pay its Debts as they mature and has (and has a reasonable basis to believe it will continue to have) sufficient capital (and not unreasonably small capital) to carry on its business consistent with its practices as of the date hereof, (b) the present fair saleable value of the assets of such Person is not less than the amount that will be required to pay the probable liability of such Person on its debts as they become absolute and matured, (c) such Person is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and other commitments as they mature in the normal course of business and (d) such Person does not intend to, and does not believe that it will, incur debts or liabilities beyond such Person’s ability to pay as such debts and liabilities mature.

“Subsequent Equity Offering” has the meaning specified in Section 8.14.

“Subsequent Equity Offering Date” means the date of the Subsequent Equity Offering.

“Subsidiary” when used with respect to any Person, shall mean, any corporation or other organization, whether incorporated or unincorporated, of which such Person or any other Subsidiary of such Person is a general partner or, at least 50% of the securities or other interests having by their terms ordinary voting power to elect at least 50% of the board of directors or others performing similar functions with respect to such corporation or other organization, is directly or indirectly owned or controlled by such Person, by any one or more of its Subsidiaries, or by such Person and one or more of its Subsidiaries.

“Taxes” shall mean all real estate and personal property taxes, assessments, water rates or sewer rents, now or hereafter levied or assessed or imposed against the Borrower, together with all interest and penalties thereon.

“Term” shall mean the entire term of this Agreement, which shall expire upon repayment in full of the Obligations and full performance of each and every obligation to be performed by Borrower pursuant to the Loan Documents.

“Term Loan” means the secured term loan consisting of a one or more Advances made hereunder in an aggregate principal amount not to exceed the Face Amount.

“Trading Day” means any day on which any of the principal markets or exchanges on which the common stock of the Borrower is listed or quoted for trading is open for trading.

“Use of Proceeds Notice” has the meaning set forth in Section 5.1(b).

“Warrant” has the meaning set forth in Section 2.3.

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SECTION 1.2. Terms Generally. The definitions in Section 1.1 apply equally to both the singular and plural forms of the terms defined. Whenever the context requires, any pronoun shall include the corresponding masculine, feminine and neuter forms. The words “include”, “includes” and “including” shall be construed as if followed by the words “without limitation”. The words “herein”, “hereof” and “hereunder” and words of similar import refer to this Agreement (including the Exhibits hereto) in its entirety and not to any part hereof, unless the context otherwise requires. All references herein to Articles, Sections, and Exhibits are references to Articles and Sections of, and Exhibits to, this Agreement unless the context otherwise requires. Unless the context otherwise requires, any references to any agreement or other instrument or statute or regulation are to such agreement, instrument, statute or regulation as amended and supplemented from time to time (and, in the case of a statute or regulation, to any successor provisions). Any reference in this Agreement to a “day” or number of “days” (without the explicit qualification of “business”) shall mean a calendar day or number of calendar days. If any action or notice is to be taken or given on or by a particular day, and such day is not a Business Day, then such action or notice shall be deferred until, or may be taken or given on, the next Business Day.

SECTION 1.3. Computation of Time Periods. In this Agreement in the computation of periods of time from a specified date to a later specified date, unless otherwise specified herein the word “from” means “from and including” and the words “to” and “until” each means “to but excluding”.

SECTION 1.4. Accounting Terms. All accounting terms not specifically defined herein shall be construed in accordance with GAAP consistent with those applied in the preparation of the financial statements referred to in Section 7.2.

ARTICLE II.

AMOUNTS AND TERMS OF THE ADVANCE

SECTION 2.1. Advances. The Lenders agree, on the terms and conditions hereinafter set forth, to make an advance (the “Initial Advance”) on the date hereof consisting of a term loan in an amount equal to $1,400,000. The amount outstanding on such Term Loan shall be payable in accordance with Section 3.1 hereof and shall mature and all outstanding principal thereof, together with accrued and unpaid interest thereon, shall be due and payable on the Maturity Date.

The Lenders may, in the sole discretion of the Lenders after prior written request by the Borrower, which shall not be before February 1, 2023, make an additional Advance of $600,000 to the Borrower (the date of such Advance, the “Advance Date” for such Advance); provided the aggregate principal amount of the Initial Advance and the Advance shall not exceed the Face Amount. The Agent may set off from the Advance any and all unpaid costs, fees, and expenses related to such Advance to be paid to the Lenders as provided herein, including, without limitation, all reasonable legal fees, costs, and expenses incurred by Lenders in connection with such Advance.

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SECTION 2.2. The Note. The Borrower shall execute and deliver to each Lender to evidence the Advance, a term note (the “Note”) in the collective amount of the Face Amount. The Note shall be substantially in the form of Exhibit A hereto with the blanks appropriately filled, and shall mature on the Maturity Date, at which time all principal and interest then outstanding thereunder shall become due and payable.

SECTION 2.3. Warrants. On the date of the Initial Advance, the Borrower shall issue to the Agent a warrant to purchase a number of shares of common stock of the Borrower equal to 200% of the Face Amount divided by the closing price of the common stock of the Borrower on the date of the Initial Advance, at an exercise price per share equal to the closing price of the common stock of the Borrower on the date of the Initial Advance, substantially in the form of Exhibit E hereto (each such warrant, a “Warrant”).

SECTION 2.4. Interest. Subject to Section 3.2, the outstanding principal amount of each Term Loan shall bear interest from and including the Issue Date in an amount equal to 4.33% per annum, or, upon the occurrence and during the continuance of an Event of Default shall be the lesser of (x) 6.43% per annum and (y) the Highest Lawful Rate (“Interest”). Accrued and unpaid Interest is due and payable monthly in arrears in cash, commencing on January 6, 2023, in accordance with Section 3.1(c). Payment is to be made on the first day of each month, for interest through the last day of the prior month (calculated based on the principal amount outstanding as of the last day of the prior month) (the “Monthly Interest Payments”).

All computations of interest hereunder pursuant to this Article II shall be made on the basis of a year of 360 days for the actual number of days (including the first day but excluding the last day) occurring in the period for which such interest is payable.

SECTION 2.5. Costs and Expenses. The Borrower agrees (a) to reimburse Agent and Lenders for all out-of-pocket costs and expenses, including, without limitation, reasonable legal expenses and documented reasonable attorneys’ fees, incurred by Agent and Lenders in connection with the (i) collection, protection or enforcement of any rights in or to the Collateral; (ii) collection of any Obligations; (iii) enforcement of this Agreement or any other Loan Document (including, without limitation, any costs and expenses of any third party provider engaged by Agent for such purpose); (iv) services of any third party servicer in connection with the Obligations; and (v) ongoing monitoring by the Agent in connection with the Loan Documents.

ARTICLE III.

PAYMENTS, PREPAYMENTS, INCREASED COSTS AND TAXES

SECTION 3.1. Payments.

(a) Each Monthly Interest Payment due under the Note (other than at the Maturity Date) shall be payable in cash to the Agent, on behalf of the Lenders, by the Borrower in accordance with the wire instructions set forth on Schedule B hereto or as the Agent and the Borrower may otherwise agree.

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(b) The outstanding principal balance of the Term Loan shall be payable in cash on the Maturity Date, when all when all unpaid principal of, and accrued and unpaid interest on, the Term Loan shall be due and payable in cash.

(c) Whenever any payment owed under the Note shall be stated to be due on a day other than a Business Day, such payment shall be made on the next succeeding Business Day, and such extension of time shall in such case be included in the computation of payment of interest or fee, as the case may be.

SECTION 3.2. Voluntary Prepayments. The Borrower may, upon at least five (5) Business Days’ (or such shorter period as is acceptable to Agent) prior written notice to the Agent, prepay all or any portion of the principal balance of the Obligations. Such notice shall be irrevocable and the payment amount specified in such notice shall be due and payable on the prepayment date described in such notice. Any amount of the Term Loan which is prepaid in accordance with this Section 3.2 may not be reborrowed. Any prepayment shall be applied first to accrued and unpaid interest and then to outstanding principal.

SECTION 3.3. Payments and Computations. So long as the Maturity Date has not yet occurred, payments made hereunder shall be applied, (i) first, to fees and reimbursable expenses of Agent and Lenders then due and payable pursuant to any of the Loan Documents; and (ii) then payments matching specific scheduled payments then due shall be applied to those scheduled payments. All principal and interest payments, including any prepayments, shall be apportioned ratably among the Lenders (according to the unpaid principal balance of the Obligations to which such payments relate held by each Lender) and all payments of fees and expenses required hereunder shall be apportioned ratably among the Lenders. At any time after the Maturity Date, all payments remitted to Agent by the Borrower and all proceeds of Collateral (including casualty and condemnation proceeds) or any enforcement action (including any payments on any Guaranty) received by Agent shall be applied as follows:

(a)	first, to Agent and Lenders for fees, reimbursable expenses or indemnity claims then due and payable pursuant to any of the Loan Documents;

(b)	second, to Lenders, ratably, to pay interest due and payable in respect of the Term Loan until paid in full;

(c)	third, to Lenders, ratably, to pay principal of the Term Loan until paid in full;

(d)	fourth, to Agent and Lenders pay any other Obligations then due and payable until paid in full; and

(e)	lastly, to the Borrower or such other Person entitled thereto under applicable law.

As used herein, “paid in full” means payment in cash or immediately available funds.

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SECTION 3.4. Taxes.

(a) Any and all payments by the Borrower under the Note shall be made, in accordance with Section 3.1, free and clear of and without deduction for any and all present or future taxes, levies, imposts, deductions, charges or withholdings, and all liabilities with respect thereto, excluding, in the case of any Lender (i) taxes imposed on its income, and franchise taxes imposed on it, by the jurisdiction under the laws of which such Lender is organized or any political subdivision thereof or in which the Lender’s applicable lending office is located and (ii) taxes attributable to the relevant recipient’s failure to comply with Section 3.4(c). If the Borrower shall be required by law to deduct any such amounts from or in respect of any sum payable under the Note to the Lenders, (i) the sum payable shall be increased as may be necessary so that after making all required deductions (including deductions applicable to additional sums payable under this Section 3.4) the Lenders receive an amount equal to the sum it would have received had no such deductions been made, (ii) Borrower shall make such deductions and (iii) Borrower shall pay the full amount deducted to the relevant taxation authority or other authority in accordance with applicable law. The Borrower further agrees to pay any present or future stamp or documentary taxes or any other excise or property taxes, charges or similar levies which arise from any payment made under the Note or from the execution, delivery or registration of, or otherwise with respect to, this Agreement or the Note.

(b) The Borrower will indemnify the Lenders for the full amounts payable pursuant to Section 3.4(a) (including, without limitation, any such amounts imposed by any jurisdiction on amounts payable under this Section 3.4) paid by the Lenders and any liability (including penalties, interest and expenses) arising therefrom or with respect thereto, whether or not such amounts were correctly or legally asserted.

(c) Without prejudice to the survival of any other agreement of the Borrower hereunder, the agreements and obligations of the Borrower contained in this Section 3.4 shall survive the payment in full of principal and interest under the Note.

SECTION 3.5. Mandatory Prepayment. Notwithstanding anything to the contrary contained in any Loan Document, upon the consummation of any financing transaction pursuant to which the Borrower shall have received net proceeds equal to or in excess of $6,000,000.00, the Borrower shall repay from such proceeds the outstanding principal balance of the Obligations.

ARTICLE IV.

SECURITY

SECTION 4.1. Grant of Security Interest. Simultaneously with the entry into this Agreement by the Loan Parties, the Agent and the Lenders, the Borrower and the Agent shall enter into the Borrower Pledge and Security Agreement in order to grant to Agent, on behalf of Lenders, a first priority lien and security interest in and to (i) the Collateral (as defined and described in the Borrower Pledge and Security Agreement, to secure prompt repayment of any and all Obligations and in order to secure prompt performance by Borrower of its covenants and duties under the Loan Documents.

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SECTION 4.2. Delivery of Additional Documentation Required. The Borrower and the Guarantors shall execute and deliver to the Agent, on behalf of Lenders, prior to or concurrently with the Borrower’s execution and delivery of this Agreement and at any time thereafter at the request of the Agent, all financing statements, continuation financing statements, fixture filings, security agreements, assignments, endorsements of certificates of title, applications for title, affidavits, reports, notices, schedules of accounts, letters of authority, and all other documents that the Agent may reasonably request, in form satisfactory to the Agent, to perfect and maintain perfected the Agent’s security interests in the Property of the Guarantors and in order to fully consummate all of the transactions contemplated under the Loan Documents.

ARTICLE V.

CONDITIONS OF LENDING

SECTION 5.1. Conditions Precedent to the Initial Advance. The obligation of the Lenders to make Advances hereunder is subject to the prior satisfaction (or waiver in writing), as determined by Agent, of each of the following conditions precedent as of the date hereof and to the continuing satisfaction of those conditions precedent as of each applicable Advance Date:

(a) For the Initial Advance, Agent shall have received by the date hereof, in form and substance satisfactory to the Agent, on behalf of the Lenders:

(i)	for each Lender, a promissory note in the form of the Note in the principal amount of such Lender’s Commitment Amount, duly executed by the Borrower and payable to such Lender (such promissory notes collectively representing the aggregate amount of the Term Loan);

(ii)	this Agreement, duly executed by the Borrower and the Guarantors;

(iii)	a certificate of a Responsible Officer of each Loan Party certifying the resolutions of the manager or others performing similar functions with respect to such Loan Party, as applicable, approving and authorizing the execution, delivery, and performance by such Loan Party of each Loan Document, the notices and other documents to be delivered by such Loan Party pursuant to each Loan Document to which it is a party, and the transactions contemplated thereunder;

(iv)	the duly executed Guarantees;

(v)	the duly executed Borrower Pledge and Security Agreement;

(vi)	the duly executed Guarantor Pledge and Security Agreements;

(vii)	a duly executed Warrant issued by the Borrower to the Agent in accordance with Section 2.3 (for each Advance);

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(viii)	duly completed UCC financing statements, as applicable and where appropriate, fixture filings, with respect to all Collateral of the Borrower and the Guarantors, for filing in all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interests created in such Collateral pursuant to the applicable Loan Documents;

(ix)	evidence of insurance and loss payee endorsements required hereunder and certificates of insurance policies and/or endorsements naming Agent as additional insured or loss payee, as applicable;

(x)	both before and after giving effect to the Initial Advance, no Default or Event of Default shall have occurred and be continuing; and

(xi)	such other documents and instruments with respect to the transactions contemplated hereby as the Agent may reasonably request.

(b) For the Advance, the Borrower shall have sent to the Agent by the applicable Advance Date:

(i)	a written description of intended use of the proceeds of such Advance together with an accounting of the use of proceeds from the prior Advances (each such notice, a “Use of Proceeds Notice”), and the Agent shall have approved such notice in its sole discretion;

(ii)	both before and after giving effect to each such Advance, no Default or Event of Default shall have occurred and be continuing; and

(iii)	such other documents and instruments with respect to the transactions contemplated hereby as the Agent may reasonably request.

(c) Costs and Expenses. In accordance with Section 2.5 hereof, the Borrower shall have paid all out-of-pocket costs and expenses of the Agent and Lenders as required by this Agreement and all other Loan Documents incurred as of the date hereof to the Agent and the Lenders (directly to such counsel if requested by the Agent), which costs and expenses may be deducted from the funding of the Advance pursuant to Section 2.1 at the discretion of the Agent.

(d) Perfection. Agent shall have received evidence, satisfactory to Agent, of the perfection and first priority status of its security interests in the Collateral; provided that the perfection of security interests in Collateral consisting of cash held in deposit accounts shall not be deemed a condition precedent to the Initial Advance.

(e) Dispositions Prior to Closing. Since its date of this Agreement, the Borrower has not paid a dividend or distribution, engaged in a spinoff transaction, or sold or transferred any material assets.

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(f) No Material Adverse Effect. Since the date of this Agreement, (a) there has been no Material Adverse Effect, and (b) there has been no circumstance, event or occurrence, and no fact is known to any Loan Party that would reasonably be expected to result in a Material Adverse Effect.

ARTICLE VI.

REPRESENTATIONS AND WARRANTIES

In order to induce the Agent and Lenders to enter into this Agreement, the Loan Parties, jointly and severally, represent and warrant to the Agent and Lenders as of the date hereof that:

SECTION 6.1. Existence. Each Loan Party is duly organized, validly existing, and in good standing under the laws of the jurisdiction in which it is incorporated or organized and is duly qualified or licensed to do business in all jurisdictions where the Property owned or the business transacted by it makes such qualification necessary and where the failure to be so qualified would have a Material Adverse Effect.

SECTION 6.2. Power and Authorization. Each Loan Party is duly authorized and empowered to execute, deliver, and perform its obligations under each Loan Document and all corporate or other action on the part of the Borrower and the Guarantors requisite for the due execution, delivery, and performance of each Loan Document has been duly and effectively taken.

SECTION 6.3. Binding Obligations. Each Loan Document to which any Loan Party is a party constitutes the legal, valid and binding obligations of such Loan Party and is enforceable against such Loan Party in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting creditors’ rights generally, or by principles governing the availability of equitable remedies.

SECTION 6.4. No Conflict. The execution, delivery and performance by the Borrower and the Guarantors of this Agreement and the other Loan Documents to which the Borrower or the Guarantors is or is to become a party and the transactions contemplated hereby and thereby: (i) do not require the approval or consent of, or filing with, any governmental agency or authority other than those already obtained, (ii) do not contravene any Legal Requirement applicable to or binding upon the Borrower or any Guarantor and (iii) are not in contravention of the terms of the articles or certificate of incorporation, bylaws, operating agreements, other organizational documents or any contractual obligations of the Borrower or any Guarantor.

SECTION 6.5. Taxes; No Outstanding Charges. Each Loan Party has timely filed or caused to be timely filed all federal, state, province, and foreign income tax returns which are required to be filed, and has paid or caused to be paid all taxes as shown on such returns or on any assessment received by it to the extent that such taxes have become due, except for such taxes and assessments as are being contested in good faith in appropriate proceedings and reserved for in accordance with GAAP. All governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents, in each case, which may become a Lien on any Collateral, which previously became due and owing have been paid.

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SECTION 6.6. Compliance with Law. Each Loan Party complies in all material respects with all applicable Legal Requirements. No Loan Party is in default or violation of any order, writ, injunction, decree or demand of any Governmental Authority, the violation of which might materially adversely affect the condition (financial or otherwise) or business of any Loan Party.

SECTION 6.7. Title to Property; Absence of Financing Statements; Priority of Liens. Each Loan Party has good and marketable title to all Property owned by it. Except as provided herein or in connection with Permitted Liens, there is no financing statement, security agreement, chattel mortgage, real estate mortgage or other document filed or recorded with any filing records, registry or other public office, that purports to cover, affect or give notice of any present or possible future lien on, or security interest in, the Property of any Loan Party, or any rights relating thereto. The security interests and Liens granted to Agent under this Agreement constitute valid and perfected first priority Liens.

SECTION 6.8. Litigation. There are no actions, suits, proceedings or, to the Loan Parties’ actual knowledge, investigations, of any kind pending or threatened against any Loan Party or concerning the Collateral, before any court, tribunal or administrative agency or board that, if adversely determined, might, either in any case or in the aggregate, reasonably be expected to materially adversely affect the properties, assets, financial condition or business of any Loan Party, or materially impair the right of the Loan Parties, considered as a whole, to carry on business substantially as now conducted by them, or result in any substantial liability not adequately covered by insurance, or for which adequate reserves are not maintained on the consolidated balance sheet of the Borrower, as applicable, or which question the validity of this Agreement or any of the other Loan Documents, or might impair or prevent any action taken or to be taken pursuant hereto or thereto.

SECTION 6.9. Judgments. There are no outstanding orders, injunctions or decrees of any Governmental Authority with respect to any Loan Party or the Collateral.

SECTION 6.10. Solvency. Each Loan Party is Solvent (which, for this purpose, shall be determined without giving effect to any “balloon” payment or amount owed under the Loan Documents, provided such payment obligation is not yet due and payable) and will continue to be Solvent after the incurrence of the Obligations.

SECTION 6.11. No Material Adverse Effect. Since the date of formation of each Loan Party, (a) there has been no Material Adverse Effect, and (b) there has been no circumstance, event or occurrence, and no fact is known to any Loan Party that would reasonably be expected to result in a Material Adverse Effect.

SECTION 6.12. Material Contracts. Neither the Borrower nor any Guarantor is in breach or in default in any material respect of or under any material contracts to which it is a party and has not received any notice of the intention of any other party thereto to terminate any material contract.

SECTION 6.13. No Default or Event of Default. No event has occurred or is continuing which would cause any Loan Party to have committed a Default or Event of Default hereunder.

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SECTION 6.14. Financial Statements. The financial statements of the Borrower and the Guarantors heretofore furnished to the Agent and/or Lenders, are true and complete, have been prepared in accordance with GAAP consistent with the prior fiscal periods of the Borrower or the Guarantors, as applicable, omit no material contingent liabilities of any kind that are not disclosed or otherwise reflected therein, and fairly present the financial condition of the Borrower or Guarantors, as applicable, as of the date thereof and the results of its operations for the period then ended. Since the date thereof, there has been no material adverse change in the financial condition of the Borrower or the Guarantors, or the properties or businesses of the Borrower or the Guarantors which has not been disclosed in writing by the Borrower to the Agent.

SECTION 6.15. Intellectual Property. Each Loan Party, to its knowledge, possess all trademarks, trademark rights, patents, patent rights, trade names, trade name rights, copyrights and approvals which are required to conduct its business as now conducted without conflicting with the rights of others.

SECTION 6.16. Permits. The Borrower and each Guarantor have obtained all material permits, licenses, approvals, consents, certificates, orders or authorizations of any Governmental Authority required for the conduct of its business in accordance with applicable Legal Requirements (the “Permits”). All of the Permits are valid and subsisting in full force and effect. There are no actions, claims or proceedings pending or threatened that seek the revocation, cancellation, suspension or modification of any of the Permits.

SECTION 6.17. Insurance. The Borrower has obtained and has delivered to Agent certified copies of all insurance policies reflecting the insurance requirements set forth in this Agreement. All premiums relating to such insurance policies have been paid and no claims have been made thereunder. To each Loan Party’s knowledge, no Person, including such Loan Party, has done, by act or omission, anything which would reasonably be expected to impair the coverage of any such policy.

SECTION 6.18. Anti-Terrorism Laws. No Loan Party is a Sanctioned Person, and (ii) no Loan Party, either in its own right or through any third party, (a) has any of its assets in a Sanctioned Country or in the possession, custody or control of a Sanctioned Person in violation of any Anti-Terrorism Law, (b) does business in or with, or derives any of its income from investments in or transactions with, any Sanctioned Country or Sanctioned Person in violation of any Anti-Terrorism Law; or (c) engages in any dealings or transactions prohibited by any Anti- Terrorism Law.

SECTION 6.19. Patriot Act Compliance. Neither Borrower nor any owner of a direct or indirect interest in the Borrower (i) is listed on any Government Lists, (ii) is a person who has been determined by competent authority to be subject to the prohibitions contained in Presidential Executive Order No. 13224 (Sept. 23, 2001) or any other similar prohibitions contained in the rules and regulations of OFAC or in any enabling legislation or other Presidential Executive Orders in respect thereof, (iii) has been previously indicted for or convicted of any felony involving a crime or crimes of moral turpitude or for any Patriot Act Offense, or (iv) is currently under investigation by any Governmental Authority for alleged criminal activity. For purposes hereof, the term “Patriot Act Offense” means any violation of the criminal laws of the United States of America or of any of the several states, or that would be a criminal violation if committed within the jurisdiction of the United States of America or any of the several states, relating to terrorism or the laundering of monetary instruments, including any offense under (A) the criminal laws against terrorism; (B) the criminal laws against money laundering, (C) the Bank Secrecy Act, as amended, (D) the Money Laundering Control Act of 1986, as amended, or (E) the Patriot Act. “Patriot Act Offense” also includes the crimes of conspiracy to commit, or aiding and abetting another to commit, a Patriot Act Offense. For purposes hereof, the term “Government Lists” means (1) the Specially Designated Nationals and Blocked Persons Lists maintained by the Office of Foreign Assets Control (“OFAC”), (2) any other list of terrorists, terrorist organizations or narcotics traffickers maintained pursuant to any of the Rules and Regulations of OFAC that Agent notified Borrower in writing is now included in “Government Lists”, or (3) any similar lists maintained by the United States Department of State, the United States Department of Commerce or any other Governmental Authority or pursuant to any Executive Order of the President of the United States of America that Agent notified Borrower in writing is now included in “Government Lists”.

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SECTION 6.20. ERISA; No Plan Assets. As of the date hereof and throughout the Term (i) the Borrower, Guarantors and the ERISA Affiliates do not sponsor, are not obligated to contribute to, and are not themselves an “employee benefit plan,” as defined in Section 3(3) of ERISA or Section 4975 of the Code, (ii) none of the assets of Borrower or Guarantors constitutes or will constitute “plan assets” of one or more such plans within the meaning of 29 C.F.R. Section 2510.3-101 as modified in operation by Section 3(42) of ERISA, (iii) Borrower and Guarantors are not and will not be a “governmental plan” within the meaning of Section 3(32) of ERISA, and (iv) transactions by or with Borrower or any Guarantor are not and will not be subject to state statutes regulating investment of, and fiduciary obligations with respect to, governmental plans. As of the date hereof, neither Borrower nor any ERISA Affiliate maintains, sponsors or contributes to or has any obligations with respect to a “defined benefit plan” (within the meaning of Section 3(35) of ERISA) or a “multiemployer pension plan” (within the meaning of Section 3(37)(A) of ERISA). Borrower has not engaged in any transaction in connection with which it could be subject to either a material civil penalty assessed pursuant to the provisions of Section 502 of ERISA or a material tax imposed under the provisions of Section 4975 of the Code.

SECTION 6.21. Existing Debt. As of the date hereof, the Borrower does not have any outstanding Debt other than the Debt evidenced by this Agreement and Debt listed on Schedule 8.2.

SECTION 6.22. Disclosure. Neither this Agreement, nor any of the other Loan Documents, nor any certificate or other document furnished to the Agent and/or Lenders by or on behalf of the Borrower or the Guarantors pursuant to any Loan Document contains, or will contain, as of its date, any untrue statement of a material fact or omits to state or will omit to state, as of its date, a material fact necessary in order to make the statements contained herein and therein not misleading. There are no facts known to the Borrower or any Guarantor which, individually or in the aggregate, will have a Material Adverse Effect or involve any substantial possibility of having a Material Adverse Effect on the condition, business or affairs of the Borrower or the Guarantors or their properties and assets considered as an entirety which have not been disclosed herein.

SECTION 6.23. Advice of Counsel. On the advice of the Agent, the Loan Parties have retained legal counsel who have reviewed and advised the Loan Parties regarding the Loan Documents.

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ARTICLE VII.

AFFIRMATIVE COVENANTS OF THE BORROWER AND THE GUARANTORS

So long as any Obligation shall remain unpaid, the Borrower and the Guarantors each covenant and agree, as applicable, that, unless the Agent shall otherwise consent in writing:

SECTION 7.1. Compliance with Laws, Etc. Each Loan Party will comply in all material respects with all applicable Legal Requirements.

SECTION 7.2. Reporting and Notice Requirements.

(a) Financial Statements. The Borrower shall furnish to the Agent:

(i) Quarterly Financial Statements. As soon as available and in any event within forty-five (45) days after the end of each fiscal quarter, balance sheets (which are to be consolidated, if applicable) of the Borrower as of the end of such quarter and statements of income (or loss), and cash flow of the Borrower for the period commencing at the end of the previous fiscal year of the Borrower and ending with the end of such quarter, all in reasonable detail and satisfactory in form, substance, and scope to the Agent.

(ii) Unaudited Annual Financial Statements. As soon as available and in any event within ninety (90) days after the end of each fiscal year, balance sheets (which are to be consolidated, if applicable) of the Borrower as of the end of such fiscal year, and statements of income (or loss) and cash flow of the Borrower for the period commencing at the end of the previous fiscal year of the Borrower and ending with the end of such fiscal year, all in reasonable detail and satisfactory in form, substance, and scope to the Agent.

provided, that the timely public filing of quarterly and annual reports of the Borrower that comply with all material Legal Requirements shall be deemed to satisfy the reporting requirement under clauses (i) and (ii) of Section 7.2(a).

(b) Notice of Default. Promptly any in any event within five (5) calendar days after any Guarantor or any officer of the Borrower knows or has reason to know that any Default or Event of Default has occurred, such Guarantor or Responsible Officer of the Borrower, as applicable, shall deliver to Agent a written statement (email to suffice) setting forth the details of such Default or Event of Default and the action which the such Guarantor or Borrower, as applicable, has taken or proposes to take with respect thereto.

(c) Notification of Claim against Property. Immediately upon becoming aware of any claim against Property of a Loan Party, the Borrower or any Guarantor, as applicable, shall provide written notice to the Agent (email to suffice), of any setoff, withholdings or other defenses to which any of the Property of the Borrower or any Guarantor, or the Agent’s rights with respect to such Property, are subject.

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(d) No Material Adverse Effect. If requested by the Agent, within ten (10) days of the Borrower or any Guarantor’s receipt of such request, such Borrower and/or Guarantor shall deliver to Agent a certificate from such Guarantor or a Responsible Officer of the Borrower, as applicable, certifying (i) there has been no material adverse change in the business, assets, liabilities, operations, results of operations, condition (financial or otherwise) or prospects of the Borrower or any Guarantor, (ii) there has been no change in any Guarantor’s employment and (iii) neither the Borrower nor the Guarantors have created any accounts or made any investments not permitted under this Agreement without the consent of the Agent.

(e) Additional Information. The Borrower and the Guarantors shall promptly furnish such other reports as the Agent may from time to time reasonably request.

SECTION 7.3. Use of Proceeds. Borrower shall use as much of the proceeds of the Initial Advance as is necessary to secure the registration for resale of the securities of the Borrower acquired by the Agent pursuant to that certain Securities Purchase Agreement, dated as of September 28, 2022, between the Borrower and the Agent. For the avoidance of doubt, Borrower shall not use such proceeds for any other purpose unless and until all costs associated with the registration of those securities, including legal and accounting fees, have been paid Any proceeds of the Initial Advance remaining following the payment of all expenses associated the registration may be used to fund the Borrower’s operations. The proceeds of each subsequent Advance shall be used as described in the Use of Proceeds Notice provided by the Borrower to and approved in advance by the Agent.

SECTION 7.4. Taxes and Liens. The Borrower and the Guarantors will pay and discharge, or will cause to be paid and discharged promptly all taxes, assessments, and governmental charges or levies imposed upon the Borrower or any Guarantor or upon the income of any Property of the Borrower or any Guarantor as well as all claims of any kind (including, without limitation, claims for labor, materials, supplies, and rent) which, if unpaid, might become a Lien upon any Property of the Borrower or any Guarantor, except such taxes, assessments, governmental charges or levies contested in good faith by the Borrower or the Guarantors for which adequate reserves have been maintained in accordance with GAAP.

SECTION 7.5. Maintenance of Property. Each Loan Party will at all times maintain, preserve, protect, and keep, or cause to be maintained, preserved, protected, and kept, the Property of such Loan Party, in good repair, working order, and condition (ordinary wear and tear excepted) and consistent with past practice. Each Loan Party shall promptly comply with all Legal Requirements and immediately cure properly any violation of a Legal Requirement.

SECTION 7.6. Insurance. The Borrower and the Guarantors shall maintain, and pay all applicable premiums with respect to, residential and commercial risk insurance (i) covering the customary risks for the business that the Borrower is engaged in, (ii) insuring the Collateral against loss by fire, flood and wind and such other hazards as are customary in the area where such Collateral is located and (iii) naming the Agent and its successors or assigns as their interests may appear as loss payee (in the case of property insurance) and an additional insured (in the case of liability insurance), and the Borrower and the Guarantors will maintain insurance of similar types and coverages as maintained on the date hereof and consistent with past practice, with financially sound and reputable insurance companies and associations acceptable to the Agent based on the Agent’s reasonable judgment (or as to workers’ compensation or similar insurance, in an insurance fund or by self-insurance authorized by the jurisdiction in which its operations are carried on).

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SECTION 7.7. Notice of Litigation; Defaults.

(a) The Borrower or the Guarantors, as applicable, will promptly notify the Agent in writing of any litigation, legal proceeding or dispute, other than disputes in the ordinary course of business or, whether or not in the ordinary course of business, involving or with the potential to involve amounts in excess of $100,000, and any investigation of the Borrower or any Guarantor, by any Governmental Authority, which is or has the potential to affect the Borrower or any Guarantor adversely, whether or not fully covered by insurance, and regardless of the subject matter thereof.

(b) The Loan Parties shall notify the Agent in writing of any default and/or breach of any Loan Party’s obligations under any Debt no later than the third Business Day following the day nay Loan Party receives notice of any such default or breach.

SECTION 7.8. Maintenance of Office. The Borrower will maintain its chief executive office at 2709 N. Rolling Road, suite 138, Windsor Mill, MD 21244, or at such other place in the United States of America as the Borrower shall designate upon written notice to the Agent (email to suffice), where notices, presentations and demands to or upon the Borrower in respect of the Loan Documents to which the Borrower is a party may be given or made. The Borrower and the Guarantors shall notify the Agent in writing of the intent of the Borrower or any Guarantor to relocate any of its Property at least five (5) Business Days prior to the date of such proposed relocation.

SECTION 7.9. Existence. Each Loan Party will preserve and maintain its legal existence and all of its material rights, privileges, licenses, contracts and property and assets used or useful to its business.

SECTION 7.10. Preservation of Licenses; Business and Operations. Each Loan Party shall at all times preserve, renew, and keep in full force and effect all governmental permits and licenses except to the extent failure to do so would not reasonably be expected to result in a Material Adverse Effect. Each Loan Party shall file all documents required to be filed and pay all regulatory obligations required to be paid any Governmental Authority with jurisdiction over any such governmental permits or licenses except to the extent failure to do so would not reasonably be expected to result in a Material Adverse Effect. Each Loan Party shall at all times preserve, renew, and keep in full force and effect all governmental permits and licenses necessary for the operation of the business of the Borrower in accordance with the applicable Legal Requirements as presently conducted or contemplated.

SECTION 7.11. Environmental Matters. Each Loan Party shall comply with, and maintain its real estate, whether owned, leased, subleased or otherwise operated or occupied, in compliance with all applicable Environmental Laws or that is required by orders and directives of any Governmental Authority except where the failure to comply would not reasonably be expected to, individually or in the aggregate, result in a Material Adverse Effect.

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SECTION 7.12. Laborers, Subcontractors and Materialmen. Each Loan Party shall notify Agent promptly, and in writing, if such Loan Party receives any written notice of lien from any laborer, subcontractor or materialmen.

SECTION 7.13. Patriot Act Compliance.

(c) Each Loan Party shall comply with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over such Loan Party. Agent shall have the right to audit each Loan Party’s compliance with the Patriot Act and all applicable requirements of Governmental Authorities having jurisdiction over each Loan Party. In the event that a Loan Party fails to comply with the Patriot Act or any such requirements of Governmental Authorities, then Agent may, at its option, cause such Loan Party to comply therewith and any and all costs and expenses incurred by Agent in connection therewith shall be secured by the Pledge and Security Agreement and shall be immediately due and payable.

(d) At all times throughout the Term, (a) none of the funds or other assets of a Loan Party shall constitute property of, or shall be beneficially owned, directly or indirectly, by any Person subject to trade restrictions under United States law, including, but not limited to, the International Emergency Economic Powers Act, 50 U.S.C. §§ 1701 et seq., The Trading with the Enemy Act, 50 U.S.C. App. 1 et seq., and any Executive Orders or regulations promulgated thereunder, with the result that the investment in such Loan Party (whether directly or indirectly), would be prohibited by law (each, an “Embargoed Person”), or the Term Loan made by Lenders would be in violation of law, (b) no Embargoed Person shall have any interest of any nature whatsoever in a Loan Party, as applicable, with the result that the investment in such Loan Party (whether directly or indirectly), would be prohibited by law or the Term Loan would be in violation of law, and (c) none of the funds of a Loan Party, as applicable, shall be derived from any unlawful activity with the result that the investment in such Loan Party, as applicable (whether directly or indirectly), would be prohibited by law or the Term Loan would be in violation of law.

SECTION 7.14. ERISA.

(a) A Loan Party shall not engage in any transaction which would cause any obligation, or action taken or to be taken, hereunder (or the exercise by Agent or Lenders or any assignee of any of their rights under the Note, this Agreement or the other Loan Documents) to be a non-exempt (under a statutory or administrative class exemption) prohibited transaction under the Employee Retirement Income Security Act of 1974, as amended (“ERISA”) or Section 4975 of the Code.

(b) A Loan Party shall not maintain, sponsor, contribute to or become obligated to contribute to, or suffer or permit any ERISA Affiliate of a Loan Party to, maintain, sponsor, contribute to or become obligated to contribute to, any Plan or any Welfare Plan or permit the assets of a Loan Party to become “plan assets,” within the meaning of 29 C.F.R. 2510.3-101, as modified in application by Section 3(42) of ERISA.

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(c) The Borrower shall deliver to Agent such certifications or other evidence from time to time throughout the Term, as requested by Agent in its sole discretion, that (A) each Loan Party is not and does not maintain an “employee benefit plan” as defined in Section 3(32) of ERISA, which is subject to Title I of ERISA, or a “governmental plan” within the meaning of Section 3(32) of ERISA; (B) the Loan Parties are not subject to state statutes regulating investments and fiduciary obligations with respect to governmental plans; and (C) the assets of the Loan Parties do not constitute “plan assets” within the meaning of 29 C.F.R §2510.3-101 as modified in application by Section 3(42) of ERISA of any “benefit plan investor” as defined in Section 3(42) of ERISA.

SECTION 7.15. Material Contracts. The Loan Parties shall materially keep and perform, or cause to be materially kept and performed, all of the covenants, conditions and agreements contained in each material contract, now or hereafter existing, and shall at all times use commercially reasonable efforts to enforce, with respect to each other party to said agreements, all obligations, covenants and agreements by such other party to be performed thereunder; provided that a Loan Party shall not have any obligation under this Section 7.15 unless such party’s non- performance or breach of its obligations with respect to any such covenants, conditions or agreements could reasonably be expected to have a Material Adverse Effect.

SECTION 7.16. Registration of Warrant Shares. The Borrower shall promptly after the Closing Date take all necessary actions, including without limitation the filing of applicable registration statements with the Securities and Exchange Commission, in order to ensure that the Warrant Shares (as defined in the Warrant) reserved for issuance upon exercise of the Warrant are registered securities.

SECTION 7.17. Deposit Account Control Agreements. Within 10 days of the date of the Initial Advance the Borrower shall have delivered to the Agent, duly executed deposit account control agreements in respect of each of the Borrower’s cash accounts, in a form reasonably acceptable to the Agent.

SECTION 7.18. Further Assurances. Each Loan Party will cooperate with the Agent and execute such further instruments and documents as the Agent shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

ARTICLE VIII.

NEGATIVE COVENANTS

So long as any Obligation shall remain unpaid, the Borrower and each Guarantor covenants and agrees, as applicable, that, without the written consent of the Agent:

SECTION 8.1. Impairment of Rights. The Borrower and the Guarantors will not undertake any action or engage in any transaction or activity to impair the rights of the Agent or Lender hereunder.

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SECTION 8.2. Restrictions on Debt. No Loan Party shall directly or indirectly, create, incur, assume, guarantee, endorse or be or remain liable, contingently or otherwise, with respect to any Debt other than:

(a) Debt to the Lenders arising under any of the Loan Documents;

(b) Debt existing on the Issue Date listed on Schedule 8.2 that, if required by the Agent, is subject to an intercreditor agreement in form and substance satisfactory to the Agent;

(c) current liabilities of the Borrower or the Guarantors incurred in the ordinary course of business including as incurred through obtaining of credit and for credit on an open account basis customarily extended and in fact extended in connection with normal purchases of goods and services as well as any extensions, renewals, refinancings or replacements of any such liabilities or indebtedness;

(d) Debt in respect of taxes, assessments, governmental charges or levies and claims for labor, materials and supplies to the extent that payment therefor shall not at the time be required to be made in accordance with the provisions of Section 7.4;

(e) Debt in respect of judgments or awards that have been in force for less than the applicable period for taking an appeal so long as execution is not levied thereunder or in respect of which the Borrower or Guarantors shall at the time in good faith be prosecuting an appeal or proceedings for review and in respect of which a stay of execution shall have been obtained pending such appeal or review; and

(f) endorsements for collection, deposit or negotiation and warranties of products or services, in each case incurred in the ordinary course of business.

SECTION 8.3. Payments or Amendments of Other Debt.

(a) No Loan Party shall, directly or indirectly, make any payment of any Debt of a Loan Party, except the payment of the Obligations in accordance with the terms of this Agreement, or as expressly permitted pursuant to an intercreditor agreement in form and substance satisfactory to the Agent.

(b) No Loan Party shall amend, supplement or otherwise modify any provision of any document governing material Debt in any manner that is adverse in any material respect to the interests of the Lenders.

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SECTION 8.4. Restrictions on Liens. Except as set forth in Schedule 8.4, no Loan Party will (i) create or incur or suffer to be created or incurred or to exist any Lien upon any of its Property, or upon the income or profits therefrom; (ii) transfer any of such Property or the income or profits therefrom for the purpose of subjecting the same to the payment of Debt or performance of any other obligation in priority to payment of its general creditors; (iii) acquire, or agree or have an option to acquire, any property or assets upon conditional sale or other title retention or purchase money security agreement, device or arrangement; (iv) suffer to exist for a period of more than thirty (30) days after the same shall have been incurred any Debt or claim or demand against it that if unpaid might by law or upon bankruptcy or insolvency, or otherwise, be given any priority whatsoever over its general creditors; or (v) sell, assign, pledge or otherwise transfer any accounts, contract rights, general intangibles, chattel paper or instruments, with or without recourse; provided that the Borrower may create or incur or suffer to be created or incurred or to exist (the “Permitted Liens”):

(a)	liens to secure taxes, assessments and other government charges in respect of obligations not overdue or liens on properties to secure claims for labor, material or supplies in respect of obligations not overdue;

(b)	deposits or pledges made in connection with, or to secure payment of, workmen’s compensation, unemployment insurance, old age pensions or other social security obligations;

(c)	liens on properties in respect of judgments or awards, the Debt with respect to which is permitted by Section 8.2(e); and

(d)	encumbrances on real estate consisting of easements, rights of way, zoning restrictions, restrictions on the use of real property and defects and irregularities in the title thereto, landlord’s or lessor’s liens under leases to which a Loan Party is a party, and other minor liens or encumbrances none of which in the opinion of the Loan Party interferes materially with the use of the property affected in the ordinary conduct of the business of the Loan Parties, which defects do not individually or in the aggregate have a materially adverse effect on the business of the Loan Parties.

SECTION 8.5. Mergers and Acquisitions; Change of Control.

(a)	No Loan Party will become a party to any merger, amalgamation or consolidation, or agree to or effect any asset acquisition or stock acquisition.

(b)	No Loan Party will enter into any transaction or transactions resulting in a Change of Control.

(c)	No Loan Party will agree to or effect any asset acquisition or stock acquisition without the prior written consent of the Agent.

(d)	No Loan Party will create or form any new Subsidiary of a Loan Party without the prior written consent of the Agent.

SECTION 8.6. Related Party Transactions. Neither the Borrower nor any Guarantor will permit or suffer to be conducted transactions with any Affiliates or officers or directors of the Borrower or any of their Affiliates in connection with the Collateral, other than those contemplated by the Loan Documents, without the prior written approval of the Agent, which the Agent may, in its sole discretion, withhold for any reason or no reason at all. The Borrower will not pay the Guarantors or any of their Affiliates a management fee or any Compensation under any management agreement or otherwise, and any such fees or Compensation which are accrued shall be contractually subordinated to the Obligations.

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SECTION 8.7. Investments; Loans. No Loan Party will otherwise acquire, obligations or capital stock of, or loan or advance money to, any Person, other than (i) direct obligations of the United States, (ii) obligations insured by the Federal Deposit Insurance Corporation, or (iii) obligations unconditionally guaranteed by the United States.

SECTION 8.8. Dispositions. No Loan Party shall voluntarily sell, assign, lease, transfer, trade, withdraw, redeem, substitute or otherwise dispose of any of the Collateral or any material assets of a Loan Party, or enter into any agreement to do so. No Loan Party shall execute any other document, such as a Power of Attorney, or similar instrument, in favor of any person to deal with the Collateral.

SECTION 8.9. Dividends and Distributions. The Borrower will not, without the prior written approval of the Agent (which the Agent may, in its sole discretion, withhold for any reason or no reason at all), directly or indirectly, declare or pay any dividends on accounts of any equity securities of the Borrower now or hereafter outstanding, or set aside or otherwise deposit or invest any sums for such purpose, or apply or set apart any sum, or make any other distribution (by reduction of capital or otherwise) in respect of any such equity securities or agree to do any of the foregoing.

SECTION 8.10. Financing Transactions. The Borrower and the Guarantors will not enter into any of the following transactions:

(a)	any debtor-in-possession financing by the Borrower; or

(b)	the sale of any securities, assets, or equities by the Borrower (except for such sales in the ordinary course of business); or

(c)	any developer and/or landlord financing by the Borrower, without the Agent’s prior written consent (any such approved developer and/or landlord financing shall be subordinated to the Obligations herein); or

(d)	any other financing by the Borrower.

SECTION 8.11. Changes in Organizational Documents. No Loan Party shall amend in any respect its certificate of incorporation (including any provisions or resolutions relating to capital stock), by-laws or other organizational documents in a manner materially adverse to the Lenders.

SECTION 8.12. Change in Nature of Business. No Loan Party shall engage in any line of business substantially different from those lines of business conducted by the Loan Party on the date hereof or any business substantially related or incidental, complementary, corollary, synergistic or ancillary thereto or reasonable extensions thereof.

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SECTION 8.13. Amendments of Material Contracts. The Borrower and the Guarantors will not amend, modify, cancel or terminate or permit the amendment, modification, cancellation or termination of any material contract if such amendment, modification, cancellation or termination would reasonably be expected to result in a Material Adverse Effect.

SECTION 8.14. Subsequent Equity Offering. On a date that is at least 90 calendar days and not more than 180 calendar days after the date on which the securities of the Borrower owned by the Agent are registered for resale, the Borrower shall engage in an offering of equity with sufficient proceeds to repay the Obligations in full (the “Subsequent Equity Offering”). The Agent shall have a right of first refusal to purchase any or all of securities issued in the Subsequent Equity Offering at the lowest purchase price per share offered by the Borrower to any purchaser in such offering.

SECTION 8.15. Further Assurances. The Borrower and the Guarantors will cooperate with the Agent and execute such further instruments and documents as the Agent shall reasonably request to carry out to its satisfaction the transactions contemplated by this Agreement and the other Loan Documents.

ARTICLE IX.

EVENTS OF DEFAULT

SECTION 9.1. Events of Default. If any of the following events (“Events of Default”) shall occur and shall not have been cured within ten (10) Business Days (in the case of defaults other than payment defaults) unless a shorter period of time is specified below; provided, however, that Borrower may not cure an Event of Default relying on clause this Section 9.1 more than once during the Term:

(a) Payment Failure. Any Loan Party shall fail to pay principal of or interest on the Note or other amounts due under the Note or this Agreement or any other Loan Document, when the same becomes due and payable under the terms thereunder; or

(b) Breach of Representations or Warranties. Any representation or warranty of any Loan Party, or any certification or other material written statement of fact made or deemed made by such Loan Party or on behalf of such Loan Party herein, in any other Loan Document, or in any document delivered in connection herewith or therewith shall prove to have been incorrect in any material respect when made or deemed made; or

(c) Breach of Covenant. Any Loan Party or any Subsidiary of a Loan Party shall fail to perform or observe any term, covenant or agreement of such party contained herein or in any other Loan Document; or

(d) Cross-Default. Any Loan Party shall fail to pay any principal of, or premium or interest on, any Debt when the same becomes due and payable (whether by scheduled maturity, required prepayment, acceleration, demand or otherwise) unless being contested in good faith, and such failure shall continue after the applicable grace or cure period, if any, specified in the agreement or instrument relating to such Debt; or any other event constituting a default (however defined) shall occur or condition shall exist under any agreement or instrument relating to any such Debt and shall continue after the applicable grace or cure period, if any, specified in such agreement or instrument, which would give rise to a right to accelerate such Debt; or

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(e) Insolvency. Any Loan Party shall generally not pay its debts as such debts become due, or shall admit in writing its inability to pay its debts generally, or shall make a general assignment for the benefit of creditors; or any proceeding shall be instituted by or against any Loan Party under the Bankruptcy Code or any other Debtor Law seeking to adjudicate it a bankrupt or insolvent, or seeking liquidation, winding up, reorganization, arrangement, adjustment, protection, relief, or composition of it or its debts under any Debtor Laws, or seeking the entry of an order for relief or the appointment of a receiver, trustee, custodian or other similar official for it or for any substantial part of its Property and, in the case of any such proceeding instituted against it (but not instituted by it), either such proceeding shall remain undismissed or unstayed for a period of thirty (30) days, or any of the actions sought in such proceeding (including, without limitation, the entry of an order for relief against, or the appointment of a receiver, trustee, custodian or other similar official for, it or for any substantial part of its Property) shall occur; or any Loan Party shall take any corporate action to authorize any of the actions set forth above in this Subsection (e); or any Loan Party, ceases to be Solvent; or

(f) Sale of Assets. Any Loan Party shall enter into any agreement or arrangement to sell, dispose, assign, exchange, gift, lease, pledge, hypothecate or otherwise transfer, directly or indirectly, in one transaction or a series of transactions, all or substantially all of the assets of a Loan Party in violation of the terms herein or without prior written consent of the Agent; or

(g) Transfers. Any Loan Party transfers or otherwise encumbers any portion of the Collateral in violation of the provisions of this Agreement; or

(h) Taxes. Any of the Taxes are not paid on or before the date when the same are due and payable, or any federal tax Lien or state or local income tax Lien is filed against a Loan Party and the same is not discharged of record within thirty (30) days after the same is filed; or

(i) Termination, Invalidity of Agreements or Interests. The Borrower Pledge and Security Agreement, the Guarantor Pledge and Security Agreement, or any other Loan Document or any interest of the Agent or Lenders thereunder shall, for any reason, be terminated, invalidated, void or unenforceable or any Loan Party shall fail to perform any obligation thereunder;

(j) Change of Control. Any Change of Control event occurs; or

(k) Loss of Material License or Permits. The loss or suspension of any Loan Party’s or any Subsidiary of such Loan Party’s licenses or permits if such loss or suspension would reasonably be expected to result in a Material Adverse Effect; or

(l) Cessation of Business. The cessation of a substantial part of the Borrower’s business; or

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(m) Liquidation. The Borrower shall attempt to liquidate or dissolve itself without the prior written approval of the Agent, which the Agent may, in its sole discretion, withhold for any reason or no reason at all; or

(n) Judgments. A final judgment or judgments for the payment of money in excess of One Hundred Thousand US Dollars ($100,000.00) in the aggregate (excluding any amounts covered by insurance) at any time outstanding shall be rendered against any Guarantor or the Borrower, and the same shall not, within thirty (30) days after the entry thereof have been discharged or execution thereof stayed or bonded pending appeal, or shall not have been discharged pending prior to the expiration of any such stay; or

(o) Forfeiture. Any Governmental Authority seizes any part of the Collateral seeking forfeiture, whether or not a judicial forfeiture proceeding has commenced; or

(p) Delisting. The equity securities of the Borrower are not listed for trading on the NASDAQ Stock Market LLC;

(q) Milestones. The failure to accomplish any of the following milestones (collectively, the “April 30 Milestones”) on or before April 30, 2023:

(i)	Completion of all past due financial statements of Borrower and filing of same with the Securities and Exchange Commission in accordance with applicable Legal Requirements;

(ii)	Filing of a registration statement with the Securities and Exchange Commission to register both (A)(x) the 1,018,510 shares of common stock of the Borrower issued and (y) the 11,802,002 shares of common stock of the Borrower issuable upon exercise of pre-funded warrants, in the case clauses (x) and (y), purchased pursuant to that certain Securities Purchase Agreement, dated as of September 28, 2022 and (B) the Warrant Shares (as defined in the Warrant); and

(iii)	Obtaining shareholder approval, in accordance with all applicable Legal Requirements, for the issuance of all of the securities referenced in clauses (A) and (B) of Section 9.1(q)(ii).

then, and in any such event, Agent (after providing the notice and opportunity to cure set forth in the first clause of this Section 9.1) may, by notice to the Borrower, declare the principal amount of the Note), all interest thereon and all other Obligations or amounts payable under this Agreement or any other Loan Document to be forthwith due and payable, whereupon the Note, all such interest and all such amounts shall become and be forthwith due and payable, without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower and all interest on and principal of all other Debt owed by the Borrower to the Lenders shall likewise become and be forthwith due and payable without presentment, demand, protest or further notice of any kind, all of which are hereby expressly waived by the Borrower; provided however, that in the case of any Default pursuant to Subsection (e), (i) or (m) of this Section 9.1, all such interest and all such amounts shall automatically become and be due and payable, without presentment, demand, protest or any notice of any kind, all of which are hereby expressly waived by the Borrower. A late fee equal to ten percent (10%) will be applied to any and all payments which are received after the expiration of the applicable cure period set forth in the first clause of this Section 9.1.

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ARTICLE X.

MISCELLANEOUS

SECTION 10.1. Survival of Representations and Warranties. All representations and warranties in each Loan Document shall survive the delivery of the Note and the making of the Term Loan, and shall continue after the repayment of the Note and the Maturity Date until all outstanding Obligations are paid in full, and any investigation at any time made by or on behalf of the Lenders shall not diminish the Lenders’ right to rely thereon.

SECTION 10.2. Amendments, Etc. No amendment or waiver of any provision of this Agreement or the Note, nor consent to any departure by the Borrower or the Guarantors therefrom, shall in any event be effective unless the same shall be in writing and signed by the Borrower and by the Lenders, and then any such amendment, modification, waiver or consent shall be effective only in the specific instance and for the specific purpose for which given.

SECTION 10.3. Notices, Etc. All notices and other communications provided for hereunder shall be in writing and shall be effective when actually delivered addressed as follows:

if to the Borrower or the Guarantors:

Connexa Sports Technologies Inc.

2709 N. Rolling Road, Suite 138

Windsor Mill, MD 21244

Attention: Mike Ballardie

Email: [email redacted]

if to the Agent:

Armistice Capital Master Fund Ltd.

c/o Armistice Capital LLC

510 Madison Avenue, 7th Floor

New York, NY 10022

Attention: Brian T. Kohn

Email: [email redacted]

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with a copy to:

Olshan Frome Wolosky LLP

1325 Avenue of the Americas, 15th Floor

New York, NY 10019

Attention: Jason S. Saltsberg, Esq.

or as to the Borrower, the Guarantors, the Lenders, or Agent at such other address as shall be designated by such party in a written notice to the other parties.

SECTION 10.4. No Waiver; Remedies. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, any right under any Loan Document shall operate as a waiver thereof; nor shall any single or partial exercise of any such right preclude any other or further exercise thereof or the exercise of any other right. The remedies herein provided are cumulative and not exclusive of any remedies provided by law.

SECTION 10.5. Indemnification. The Borrower and the Guarantors shall, jointly and severally, indemnify and hold the Agent and the Lenders and their respective officers, directors, agents, employees, advisors and counsel and their respective Affiliates (each such person being an “Indemnitee”), harmless from and against any and all losses, claims, damages, liabilities, costs or expenses (including attorneys’ fees and expenses) imposed on, incurred by or asserted against any of them in connection with any litigation, investigation, claim or proceeding commenced or threatened related to the negotiation, preparation, execution, delivery, enforcement, performance or administration of this Agreement, any other Loan Document, or any undertaking or proceeding related to any of the transactions contemplated hereby or any act, omission, event or transaction related or attendant thereto (including, without limitation, brokerage commissions alleged to be due on account of the placing of the investment), including amounts paid in settlement, court costs, and the fees and expenses of counsel except that the Borrower and the Guarantors shall not have any obligation under this Section 10.5 to indemnify an Indemnitee with respect to a matter covered hereby resulting from the gross negligence or willful misconduct of such Indemnitee as determined pursuant to a final, non-appealable order of a court of competent jurisdiction (but without limiting the obligations of the Borrower as to any other Indemnitee). To the extent that the undertaking to indemnify, pay and hold harmless set forth in this Section 10.5 may be unenforceable because it violates any law or public policy, the Borrower and the Guarantors shall pay the maximum portion which it is permitted to pay under applicable law to the Agent or Lenders, as applicable, in satisfaction of indemnified matters under this Section 10.5. To the extent permitted by applicable law, the Borrower and the Guarantors shall not assert, and the Borrower and each Guarantor hereby waives, any claim against any Indemnitee, on any theory of liability, for special, indirect, consequential or punitive damages (as opposed to direct or actual damages) arising out of, in connection with, or as a result of, this Agreement, any of the other Loan Document or any undertaking or transaction contemplated hereby. All amounts due under this Section 10.5 shall be payable upon demand. The foregoing indemnity shall survive the payment of the Obligations and the termination or non-renewal of this Agreement.

SECTION 10.6. Right of Set-off. Upon the occurrence and during the continuance of any Event of Default, each Lender is hereby authorized at any time and from time to time, to the fullest extent permitted by law, to set off and apply any and all deposits (general or special, time or demand, provisional or final) at any time held and other Debt at any time owing by such Lender to or for the credit or the account of the Borrower against any and all of the outstanding obligations of the Borrower now or hereafter existing under any Loan Document, whether or not such Lender shall have made any demand under the Note. Each Lender agrees to notify the Borrower after any such set-off and application made by such Lender, provided that the failure to give such notice shall not affect the validity of such set-off and application. The rights of the Lenders under this Section 10.6 are in addition to other rights and remedies (including, without limitation, other rights of set-off) which the Lenders may have.

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SECTION 10.7. Binding Effect. This Agreement shall become effective when it shall have been executed by the Borrower, the Guarantors, the Agent and the Lenders and thereafter shall be binding upon and inure to the benefit of the Borrower, the Guarantors, the Agent and the Lenders and their respective successors and assigns, except that neither the Borrower, the Guarantors nor the Lenders (except as provided in Section 10.8) shall have the right to assign its rights hereunder or any interest herein without the prior written consent of the other parties hereto.

SECTION 10.8. Assignments.

(a) Generally. No Lender may, without the prior written approval of the Agent (which the Agent may, in its sole discretion, withhold for any reason or no reason at all), assign any of its rights and obligations under this Agreement (including, without limitation, all or a portion of the Note held by it). If the Agent approves a requested assignment, the proposed assignee shall, as a condition precedent to the assignment, sign a joinder to this Agreement and such assignment shall be recorded in accordance with Section 10.8(e) (and any other attempted assignment shall be null and void).

(b) RESERVED.

(c) Cooperation; Costs and Expenses. In connection with any such sale, syndication or assignment, the Borrower and each Guarantor further agrees that it shall be responsible for its own costs and expenses in connection with such transaction and that the Loan Documents and other related documents shall be sufficient evidence of the obligations of the Borrower and the Guarantors to each purchaser or assignee and upon written request by the Agent, the Borrower and each Guarantor shall enter into such amendments or modifications to the Loan Documents and other related documents as may be reasonable required in order to evidence any such sale, syndication, assignment or participation.

(d) Register. The Agent, acting solely for this purpose as a non-fiduciary agent of the Borrower, shall maintain at its principal office a copy of each assignment and assumption delivered to it and a register for the recordation of the names and addresses of the Lenders, and the Commitments of, and principal amounts (and stated interest) of the loans owing to, each Lender pursuant to the terms hereof from time to time (the “Register”). The entries in the Register shall be conclusive absent manifest error, and the Borrower, the Agent and the Lenders shall treat each Person whose name is recorded in the Register pursuant to the terms hereof as a Lender hereunder for all purposes of this Agreement. The Register shall be available for inspection by the Borrower and any Lender, at any reasonable time and from time to time upon reasonable prior notice.

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SECTION 10.9. Limitation on Agreements. All agreements between the Borrower, the Guarantors, the Agent or the Lenders, whether now existing or hereafter arising and whether written or oral, are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of demand being made in respect of an amount due under any Loan Document or otherwise, shall the amount paid, or agreed to be paid, to the Lenders for the use, forbearance, or detention of the money to be loaned under the Note or any other Loan Document or otherwise or for the payment or performance of any covenant or obligation contained herein or in any other Loan Document exceed the Highest Lawful Rate. If, as a result of any circumstance whatsoever, fulfillment of or compliance with any provision hereof or of any of such documents at the time performance of such provision shall be due or at any other time shall involve exceeding the amount permitted to be contracted for, taken, reserved, charged or received by the Lenders under applicable usury or similar law, then, ipso facto, the obligation to be fulfilled or complied with shall be reduced (firstly by reducing the stated interest rate and thereafter, if and to the extent required, by reducing any other amount comprising interest) to the limit prescribed by such applicable usury or similar law, and if, from any such circumstance, the Lenders shall ever receive interest or anything which might be deemed interest under applicable law which would exceed the Highest Lawful Rate, such amount which would be excessive interest shall be applied to the reduction of the principal amount owing on account of the Note or the amounts owing on other obligations of the Borrower to the Lenders under any Loan Document and not to the payment of interest, or if such excessive interest exceeds the unpaid principal balance of the Note and the amounts owing on other obligations of the Borrower to the Lenders under any Loan Document, as the case may be, such excess shall be refunded to the Borrower. All sums paid or agreed to be paid to the Lenders for the use, forbearance, or detention of the indebtedness of the Borrower to the Lenders shall, to the extent permitted by applicable law, be amortized, prorated, allocated, and spread throughout the full term of such indebtedness until payment in full of the principal (including the period of any renewal or extension thereof) so that the interest on account of such indebtedness shall not exceed the Highest Lawful Rate. Notwithstanding anything to the contrary contained in any Loan Document, it is understood and agreed that if at any time the rate of interest which accrues on the outstanding principal balance of the Note shall exceed the Highest Lawful Rate, the rate of interest which accrues on the outstanding principal balance of the Note shall be limited to the Highest Lawful Rate, but any subsequent reductions in the rate of interest which accrues on the outstanding principal balance of the Note shall not reduce the rate of interest which accrues on the outstanding principal balance of such Note below the Highest Lawful Rate until the total amount of interest accrued on the outstanding principal balance of the Note, taken in the aggregate, equals the amount of interest which would have accrued if such interest rate had at all times been in effect and not been reduced. In the event that any rate of interest under the Note or any Loan Document is reduced due to the effect of this Section 10.9 and there is a subsequent increase in the Highest Lawful Rate, such interest rate shall, automatically without any action of the Borrower, the Agent or Lenders, be increased to the then applicable Highest Lawful Rate. The terms and provisions of this Section 10.9 shall control and supersede every other provision of all Loan Documents.

SECTION 10.10. Severability. If any provision contained in any Loan Document to which the Borrower or any Guarantor is a party or in any instrument contemplated thereby, or any application thereof, is found by a court of competent jurisdiction to be invalid, illegal, or unenforceable in any respect, the validity, legality, and enforceability of the remaining provisions contained therein, and any other application thereof, shall not in any way be affected or impaired thereby.

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SECTION 10.11. Governing Law. This Agreement and the Note shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regards to the conflicts of laws principles thereof other than mandatory provisions of law.

SECTION 10.12. SUBMISSION TO JURISDICTION; WAIVERS. THE BORROWER, EACH GUARANTOR, THE AGENT AND EACH LENDER IRREVOCABLY AND UNCONDITIONALLY:

(a) SUBMITS FOR ITSELF AND ITS PROPERTY IN ANY LEGAL ACTION OR PROCEEDING RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR FOR RECOGNITION AND ENFORCEMENT OF ANY JUDGMENT IN RESPECT THEREOF, TO THE EXCLUSIVE JURISDICTION OF THE FEDERAL AND STATE COURTS LOCATED IN THE STATE OF NEW YORK, AND APPELLATE COURTS FROM ANY THEREOF;

(b) WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM AND AGREES NOT TO PLEAD OR CLAIM THE SAME;

(c) AGREES THAT SERVICE OF PROCESS IN ANY SUCH LEGAL ACTION OR PROCEEDING MAY BE EFFECTED BY MAILING OF A COPY THEREOF (BY REGISTERED OR CERTIFIED MAIL OR ANY SUBSTANTIALLY SIMILAR FORM OF MAIL POSTAGE PREPAID) TO THE ADDRESS SET FORTH IN SECTION 10.3 HEREOF OR AT SUCH OTHER ADDRESS OF WHICH THE OTHER PARTIES HERETO SHALL HAVE BEEN NOTIFIED IN WRITING PURSUANT TO SECTION 10.3; AND

(d) WAIVES ITS RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LEGAL ACTION ARISING UNDER THIS AGREEMENT.

SECTION 10.13. Commercial Loan. The Term Loan is not a consumer loan, and each Loan Party understands, acknowledges and agrees that the Real Estate Settlement Procedures Act and its implementing regulation, Regulation X, and the Truth in Lending Act and its implementing regulation, Regulation Z, do not apply to the Term Loan.

SECTION 10.14. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of a signature page of this Agreement or any other Loan Document (other than the Note) by fax transmission or e-mail transmission (e.g. “pdf” or “tif”) shall be effective as delivery of a manually executed counterpart of this Agreement or such other Loan Document.

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SECTION 10.15. Confidentiality. Each Loan Party agrees, and agrees to cause each of its Affiliates, (i) not to transmit or disclose any provision of any Loan Document to any Person (other than (1) to such Loan Party’s employees, auditors, advisors, consultants, Affiliates and counsel, (2) as may be required by statute judicial decision, or judicial or administrative order, rule or regulations, (3) as may be agreed in advance by Loan Parties and Agent or as requested or required by any Governmental Authority pursuant to any subpoena or other process, (4) as to any such information that is or becomes generally available to the public (other than as a result of a prohibited disclosure by any Loan Party), or (5) in connection with any litigation or other adversary proceeding involving parties hereto to the extent such litigation or adversary proceeding relates to the rights or duties of such parties under this Agreement or the other Loan Documents), unless the Agent has provided its prior written approval of any such contemplated disclosure, (ii) to inform all Persons of the confidential nature of the Loan Documents and to direct them not to disclose the same to any other Person and to require each of them to be bound by these provisions. Each Loan Party agrees to submit to Agent and Agent reserves the right to review and approve all materials that such Loan Party or any of their respective Affiliates prepares that contain Agent’s or any Lender’s name or describe or refer to any Loan Document, any of the terms thereof or any of the transactions contemplated thereby. No Loan Party shall, and shall not permit any of its Affiliates to, use Agent’s or any Lender’s name (or the name of any of their Affiliates) in connection with any of its business operations, including without limitation, advertising, marketing or press releases or such other similar purposes, without the Agent’s prior written consent (except as required by applicable law). Nothing contained in any Loan Document is intended to permit or authorize any Loan Party or any of their respective Affiliates to contract on behalf of the Agent.

SECTION 10.16. Participation in Future Financing.

(a) Until 18 months from the date that the Obligations are no longer outstanding, upon any issuance by the Borrower or any of its Subsidiaries of common stock of the Borrower or any other securities of the Borrower or its subsidiaries which would entitle the holder thereof to acquire at any time common stock of the Borrower, including, without limitation, any debt, preferred stock, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock for cash consideration, indebtedness or a combination of the foregoing (collectively, “Common Stock Equivalents”) (a “Subsequent Financing”), the Lenders (as a group) shall have the right to participate in up to an amount of the Subsequent Financing equal to 50% of the Subsequent Financing (the “Participation Maximum”) on the same terms, conditions and price provided for in the Subsequent Financing. At least ten Trading Days prior to the closing of any Subsequent Financing, the Borrower shall deliver to each Lender a written notice of its intention to effect a Subsequent Financing (“Pre-Notice”), which Pre-Notice shall ask such Lender if it wants to review the details of such financing (such additional notice, a “Subsequent Financing Notice”). Upon the request of a Lender, and only upon a request by such Lender, for a Subsequent Financing Notice, the Borrower shall promptly, but no later than one Trading Day after such request, deliver a Subsequent Financing Notice to such Lender. The Subsequent Financing Notice shall describe in reasonable detail the proposed terms of such Subsequent Financing, the amount of proceeds intended to be raised thereunder and the Person or Persons through or with whom such Subsequent Financing is proposed to be effected and shall include a term sheet or similar document relating thereto as an attachment.

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(b) Any Lender desiring to participate in such Subsequent Financing must provide written notice to the Borrower by not later than 5:30 p.m. (New York City time) on the fifth Trading Day after all of the Lenders have received the Pre-Notice that such Lender is willing to participate in the Subsequent Financing, the amount of such Lender’s participation, and representing and warranting that such Lender has such funds ready, willing, and available for investment on the terms set forth in the Subsequent Financing Notice. If the Borrower receives no such notice from a Lender as of such fifth Trading Day, such Lender shall be deemed to have notified the Borrower that it does not elect to participate.

(c) If by 5:30 p.m. (New York City time) on the fifth Trading Day after all of the Lenders have received the Pre-Notice, notifications by the Lenders of their willingness to participate in the Subsequent Financing is, in the aggregate, less than the total amount of the Participation Maximum, then the Borrower may effect the remaining portion of such Subsequent Financing on the terms and with the Persons set forth in the Subsequent Financing Notice.

(d) If by 5:30 p.m. (New York City time) on the fifth Trading Day after all of the Lenders have received the Pre-Notice, the Borrower receives responses to a Subsequent Financing Notice from Lenders seeking to purchase more than the aggregate amount of the Participation Maximum, each such Lender shall have the right to purchase its Pro Rata Portion (as defined below) of the Participation Maximum. “Pro Rata Portion” means the ratio of (x) the Subscription Amount of Securities purchased on the Closing Date by a Lender participating under this Section 10.16 and (y) the sum of the aggregate Subscription Amounts of Securities purchased on the Closing Date by all Lenders participating under this Section 10.16.

(e) The Borrower must provide the Lenders with a second Subsequent Financing Notice, and the Lenders will again have the right of participation set forth above in this Section 10.16, if the Subsequent Financing subject to the initial Subsequent Financing Notice is not consummated for any reason on the terms set forth in such Subsequent Financing Notice within 30 Trading Days after the date of the initial Subsequent Financing Notice.

(f) The Borrower and each Lender agree that if any Lender elects to participate in the Subsequent Financing, the transaction documents related to the Subsequent Financing shall not include any term or provision whereby such Lender shall be required to agree to any restrictions on trading as to any of the Securities purchased hereunder or be required to consent to any amendment to or termination of, or grant any waiver, release or the like under or in connection with, this Agreement, without the prior written consent of such Lender.

(g) Notwithstanding anything to the contrary in this Section 10.16 and unless otherwise agreed to by such Lender, the Borrower shall either confirm in writing to such Lender that the transaction with respect to the Subsequent Financing has been abandoned or shall publicly disclose its intention to issue the securities in the Subsequent Financing, in either case in such a manner such that such Lender will not be in possession of any material, non-public information, by 30 Trading Days following delivery of the Pre-Notice. If by such 30th Trading Day, no public disclosure regarding a transaction with respect to the Subsequent Financing has been made, and no notice regarding the abandonment of such transaction has been received by such Lender, such transaction shall be deemed to have been abandoned and such Lender shall not be deemed to be in possession of any material, non-public information with respect to the Borrower or any of its Subsidiaries.

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ARTICLE XI.

RIGHTS AND DUTIES OF AGENT

SECTION 11.1. Appointment and Authority. Each of the Lenders hereby irrevocably appoints Armistice Capital Master Fund Ltd. to act on its behalf as the Agent hereunder and under the other Loan Documents and authorizes the Agent to take such actions on its behalf and to exercise such powers as are delegated to the Agent by the terms hereof or thereof, together with such actions and powers as are reasonably incidental thereto. The provisions of this Article XI are solely for the benefit of the Agent and the Lenders, and neither the Borrower nor any other party to this Agreement shall have rights as a third party beneficiary of any of such provisions. It is understood and agreed that the use of the term “agent” herein or in any other Loan Document (or any other similar term) with reference to the Agent is not intended to connote any fiduciary or other implied (or express) obligations arising under agency doctrine of any applicable law. Instead such term is used as a matter of market custom, and is intended to create or reflect only an administrative relationship between contracting parties.

SECTION 11.2. Discretion; No Duty.

(a) Subject to the terms of this Agreement, Agent may take any action with respect to the Term Loan that Agent in its reasonable discretion deems proper. Agent shall not be liable for any error of judgment or for any action taken or omitted by it, except to the extent caused by its gross negligence or willful misconduct and causes actual damage to Lenders.

(b) Agent (1) may consult with legal counsel (including but not limited to counsel for Borrower), independent public accountants, and other experts selected by Agent and shall not be liable for any action taken or omitted in good faith in accordance with the advice of such counsel, accountants, or experts; and (2) shall incur no liability for acting upon any notice, consent, certificate, or other instrument or writing (which may be by facsimile or electronic mail) believed by Agent to be genuine and believed by Agent to be signed or sent by the proper party. Except as otherwise specifically provided in this Agreement, Agent shall not be compelled to do any acts hereunder or under any Loan Document or to take any action towards the execution or enforcement of the powers created under this Agreement or any Loan Document, or to prosecute or defend any suit in respect hereof or thereof.

SECTION 11.3. Voting Rights; Enforcement of Loan. Except as specifically provided in this Agreement, it is understood and agreed that the Agent may, without the prior written consent of the Lenders, (i) agree to the modification, waiver or release of any term or provision of the Loan Documents, (ii) give or withhold consents or approvals to any actions or failures to act by Borrower, (iii) exercise or refrain from exercising, or waive, any rights or powers or take or refrain from taking any actions which may be vested in the Agent or which the Agent may be entitled to take or assert under the Loan Documents, and (iv) take such other and further action as the Agent may deem necessary for the effective administration of the Term Loan; provided, however, no such amendment, waiver or consent shall, unless in writing and signed by all Lenders directly affected thereby, do any of the following:

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(c) change the stated Maturity Date or postpone any date fixed by this Agreement or any other Loan Document for any payment of principal (including any mandatory principal prepayments), interest, fees or other amounts due to Agent or any Lender under this Agreement or under any other Loan Document;

(d) reduce the principal of, or the rate of interest specified herein on, any portion of the Term Loan, or any fees or other amounts payable under any Loan Document; provided, however, that Agent may waive any obligation of Borrower to pay interest at the default rate specified in Section 2.4;

(e) increase the Commitment of any Lender;

(f) release all of the Collateral or the liability of the Borrower or any existing Guarantor except as expressly permitted herein;

(g) change the ranking or priority of the Term Loan or any security interest thereunder;

(h) subordinate the Term Loan or the Lenders’ interests;

(i) Any matter hereunder which requires the consent of “the Lenders” or “all Lenders” or words of similar effect; or

(j) change the priority of application of any payments, or the terms of Section 3.3.

SECTION 11.4. Nature of Duties of Agent. Agent shall have no duties or responsibilities to Lenders except as expressly set forth in this Agreement. Agent’s duties hereunder shall be mechanical and administrative in nature. Agent shall not have by reason hereof a fiduciary relationship with respect to Lenders. Agent agrees to be bound by Lenders’ determinations made in connection with the Loan Documents so long as such determinations are made in good faith and in the absence of willful misconduct. Unless indemnified to the satisfaction of Agent against loss, cost, liability, and expense, Agent shall be under no duty to enforce any rights, remedies, powers, or privileges with respect to any enforcement of the obligations of the Borrower and the Guarantors under the Loan Documents and shall not be compelled to do any act hereunder or thereunder or to take any action toward the exercise or enforcement of the powers created by this Agreement or any of the Loan Documents, or to prosecute or defend any suit in respect hereof or thereof.

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SECTION 11.5. Standard of Care. In making and handling the Term Loan, Agent will exercise the same care as a commercially reasonable agent would exercise, but Agent shall have no further responsibility to Lenders except as expressly provided herein.

SECTION 11.6. Indemnification. To the extent that Agent is not reimbursed and indemnified by the Borrower, and whether or not Agent has made demand on the Borrower for the same, the Lenders will, within five days of written demand by Agent, reimburse Agent for and indemnify Agent from and against any and all liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses (including, without limitation, client charges and expenses of counsel or any other advisor to Agent), advances or disbursements of any kind or nature whatsoever which may be imposed on, incurred by, or asserted against Agent in any way relating to or arising out of this Agreement or any of the other Loan Documents or any action taken or omitted by Agent under this Agreement or any of the other Loan Documents, in proportion to each Lender’s pro rata share, including, without limitation, advances and disbursements made; provided, however, that no Lender shall be liable for any portion of such liabilities, obligations, losses, damages, penalties, actions, judgments, suits, costs, expenses, advances or disbursements for which there has been a final non-appealable judicial determination that such liability resulted from Agent’s gross negligence or willful misconduct. The obligations of the Lenders under this Section 11.9 shall survive the payment in full of the Term Loan and the termination of this Agreement.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized, as of the date first above written.

[Signature Page to Loan and Security Agreement]

BORROWER:

CONNEXA SPORTS TECHNOLOGIES INC.,
a Delaware corporation, as Borrower

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

[Signature Page to Loan and Security Agreement]

GUARANTORS:

SLINGER BAG AMERICAS INC.,
a Delaware corporation, as Guarantor

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

SLINGER BAG CANADA INC.,
an Ontario corporation, as Guarantor

By:
Name:	Mike Ballardie
Title:	Authorized Signatory

SLINGER BAG LIMITED,
an Israeli corporation, as Guarantor

By:
Name:	Mike Ballardie
Title:	Chief Executive Officer

SLINGER BAG AUSTRALIA PTY LTD,
an Australian corporation, as Guarantor

By:
Name:	Jalaluddin Shaik
Title:	President

[Signature Page to Loan and Security Agreement]

AGENT:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

LENDERS:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:	Steven Boyd
Title:	CIO of Armistice Capital, LLC, the Investment Manager

[Signature Page to Loan and Security Agreement]

SCHEDULE A

Lender Commitments

SCHEDULE B

Wire Instructions (for payments to Agent)

SCHEDULE 8.2

Existing Debt

SCHEDULE 8.4

Permitted Liens

EXHIBIT A

NOTE

$2,000,000.00	January 6, 2023

FOR VALUE RECEIVED, the undersigned (the “Borrower”), HEREBY PROMISES TO PAY to the order of Armistice Capital Master Fund Ltd., a Delaware limited liability company, the (“Lender”), on or before the Maturity Date (as such term is defined in the Loan Agreement (as defined below)), the principal sum of up to Two Million and No/100 Dollars ($2,000,000.00) in accordance with the terms and provisions of that certain Loan and Security Agreement, dated as of the date hereof, by and among the Borrower, Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd, an Australian company (collectively, the “Guarantors”, and each individually, a “Guarantor”), Armistice Capital Master Fund Ltd., as Agent, and the Lenders party thereto (as same may be amended, modified, increased, supplemented and/or restated from time to time, the “Loan Agreement”; capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to such terms in the Loan Agreement).

The outstanding principal balance of this Note, together with all accrued and unpaid interest thereon, shall be due and payable on the Maturity Date. The Borrower promises to pay interest on the unpaid principal balance of this Note from the Issue Date until the principal balance thereof is paid in full. Interest shall accrue on the outstanding principal balance of this Note from and including the Issue Date to but not including the Maturity Date at the rate or rates, and shall be due and payable on the dates and paid in accordance with the terms and conditions, set forth in the Loan Agreement.

Payments of principal, and all amounts due with respect to costs and expenses pursuant to the Loan Agreement, shall be made in lawful money of the United States of America in immediately available funds, without deduction, set-off or counterclaim to the Lender to the account maintained by the Agent not later than 11:59 a.m. (New York time) on the dates on which such payments shall become due pursuant to the terms and provisions set forth in the Loan Agreement. Payments of interest shall be payable in accordance with the provisions of the Loan Agreement. The Obligations of the Borrower under this Note and any additional note issued hereunder are secured in accordance with the terms of the Collateral Documents.

If any payment of principal or interest on this Note shall become due on a day that is not a Business Day, such payment shall be made on the next succeeding Business Day and such extension of time shall in such case be included in computing interest in connection with such payment.

This Note is the Note provided for in, and is entitled to the benefits of, the Loan Agreement, which Loan Agreement, among other things, contains provisions for acceleration of the maturity hereof upon the happening of certain stated events, for prepayments on account of principal hereof prior to the maturity hereof upon the terms and conditions and with the effect therein specified, and provisions to the effect that no provision of the Loan Agreement or this Note shall require the payment or permit the collection of interest in excess of the Highest Lawful Rate.

Borrower hereby authorizes Agent to record in its books and records the date and amount of all payments of principal amounts in respect of the Term Loan made after the date hereof, which records shall, absent manifest error, be conclusive evidence of the outstanding principal amount evidenced by this Note; provided, however, that the failure by Agent to make any such notation with respect to payment shall not limit or otherwise effect the obligations of Borrower under this Note.

The Borrower and any and all endorsers, guarantors and sureties severally waive grace, demand, presentment for payment, notice of dishonor or default, protest, notice of protest, notice of intent to accelerate, notice of acceleration and diligence in collecting and bringing of suit against any party hereto, and agree to all renewals, extensions or partial payments hereon and to any release or substitution of security hereof, in whole or in part, with or without notice, before or after maturity.

This Note shall be binding upon the Borrower and its successors and assigns and the terms hereof shall inure to the benefit of the Lender and its successors and assigns including subsequent holders hereof (collectively, “Assignees”), except that the Borrower may not assign or transfer any of its rights or obligations under this Note without the prior written consent of the Lender (which consent shall be in the sole and absolute discretion of the Lender). The term “Lender” as used in this Note shall be deemed to include the Lender and its Assignees. The Lender shall, upon notice to the Borrower, have the unrestricted right at any time or from time to time, and without the Borrower’s consent, to assign all or any portion of its rights and obligations hereunder to any other person, which shall thereupon become vested with all the powers and rights above given to the Lender in respect thereof; provided, however, that any such assignment or transfer of this Note shall be made in accordance with all applicable securities laws. The Lender agrees that it shall execute, or cause to be executed, such documents, including without limitation, amendments to this Note and to any other documents, instruments and agreements executed in connection herewith as the Lender shall reasonably deem necessary to effect the foregoing. In addition, at the request of the Lender and any such Assignee, the Borrower shall issue one or more new promissory notes, as applicable, to any such Assignee and, if the Lender has retained any of its rights and obligations hereunder following such assignment, to the Lender, which new promissory note held by the Lender prior to such assignment shall reflect the principal amount of this Note held by such Assignee and the Lender after giving effect to such assignment. Upon the execution and delivery of appropriate assignment documentation, amendments and any other documentation reasonably required by the Lender in connection with such assignment, and the payment by the Assignee of the purchase price agreed to by the Lender and such Assignee, such Assignee shall be a holder of this Note shall have all of the rights and obligations of the Lender hereunder (and any other guaranties, documents, instruments and agreements executed in connection herewith) to the extent that such rights and obligations have been assigned by the Lender pursuant to the assignment documentation between the Lender and such Assignee, and the Lender shall be released from any obligations it may have hereunder and thereunder to a corresponding extent, subject to the terms of the Loan Agreement.

THIS NOTE SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO CONTRACTS MADE AND TO BE PERFORMED WHOLLY WITHIN SUCH STATE.

[Signature Page Follows]

IN WITNESS WHEREOF, the Borrower has caused this Note to be duly executed and delivered effective as of the date first above written.

[Signature Page to Note]

EXHIBIT B

Form of Guaranty

GUARANTY

THIS GUARANTY (this “Guaranty”) is made as of January 6, 2023, by Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd,, an Australian company (each, a “Guarantor” and collectively, “Guarantors”), in favor of Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (the “Agent”) on behalf of the lenders under the Loan Agreement (including their respective successors, transferees and assigns, collectively, “Lenders”; each individually, a “Lender”).

RECITALS:

WHEREAS, Lender, Agent, Guarantors and Connexa Sports Technologies Inc., a Delaware corporation (the “Borrower”), have entered into that certain Loan and Security Agreement, dated as of the date hereof (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”), which Loan Agreement sets forth the terms and conditions of Borrower’s obligations under the Loan Documents (said obligations being referred to herein as the “Obligations”), all capitalized terms used and not defined in this Guaranty shall have the meaning given to such terms in the Loan Agreement, and this Guaranty is one of the Loan Documents described in the Loan Agreement;

WHEREAS, each Guarantor is an Affiliate of Borrower and will receive direct or indirect benefit from Lenders’ making of the Obligations to Borrower;

WHEREAS, Agent on behalf of Lender and the Guarantors have entered into that certain Pledge and Security Agreement, dated as of the date hereof, to secure the obligations of the Guarantors hereunder; and

WHEREAS, the Obligations are evidenced by those certain promissory notes executed by Borrower and payable to the order of Lender (such promissory notes, as they may hereafter be renewed, extended, supplemented, increased or modified and in effect from time to time, and all other notes given in substitution therefor, or in modification, renewal, or extension thereof, in whole or in part, collectively, the “Note”).

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and as a material inducement to Lenders to extend credit to Borrower, Guarantors hereby guarantee to Agent on behalf Lenders, the prompt and full payment and performance of the Guaranteed Obligations of Borrower (defined below), this Guaranty being upon the following terms and conditions:

1. Guaranteed Obligations of Borrower. Guarantors, jointly and severally, hereby unconditionally and irrevocably guarantee to Agent on behalf of Lenders the punctual payment when due, and not merely the collectability, whether by lapse of time, by acceleration of maturity, or otherwise, and at all times thereafter the payment of the Guaranteed Obligations of Borrower. As used herein, the term “Guaranteed Obligations of Borrower” shall mean: (i) any and all interest payments for which Borrower shall be liable to Lenders pursuant to the Loan Documents and (ii) upon the occurrence of a Guarantor Recourse Event (as defined below), any and all obligations (including, without limitation, payment of the Debt (as defined below) in full) and liabilities of Borrower for which Borrower shall be liable to Agent and/or Lender pursuant the Loan Agreement. As used herein, the term “Guarantor Recourse Event” shall mean: (i) the first time a monthly payment of Interest due pursuant to the Loan Documents is not paid in full when due, and not cured within any applicable grace or cure period; (ii) the first time any fee payable to the Agent or Lender pursuant to the Loan Documents is not paid in full when due, and not cured within any applicable grace or cure period; (iii) the first time the Interest is not paid in full when due, and not cured within any applicable grace or cure period; (iv) the dissolution, bankruptcy and/or insolvency of any Guarantor or the Borrower; (v) fraud or material intentional misrepresentation by the Borrower or Guarantors or any of their respective principals (if any) or (vi) the Borrower or the Guarantors or any of their respective principals (if any) hindering or contesting (except by way of raising any good faith defenses), or causing another person or entity to hinder or contest, Agent’s exercise of its remedies under the Loan Documents.

2. Certain Agreements and Waivers by Guarantors.

(a) Guarantors hereby agree that each of the following shall constitute “Events of Default” hereunder (i) the occurrence of a default by any Guarantor in payment of the Guaranteed Obligations of Borrower, or any part thereof, when such indebtedness becomes due, and the applicable grace or cure period had expired, and (ii) the dissolution, bankruptcy and/or insolvency of any Guarantor.

(b) Upon the occurrence of any Event of Default hereunder, the Guaranteed Obligations of Borrower, for purposes of this Guaranty, shall be deemed immediately due and payable at the election of Agent. Guarantors shall, on written demand, pay the Guaranteed Obligations of Borrower to Agent. It shall not be necessary for Agent, in order to enforce such payment, first to (i) institute suit or pursue or exhaust any rights or remedies against Borrower or others liable for the Obligations together with all interest accrued and unpaid thereon and all other sums due to Agent and/or Lender in respect of the Obligations pursuant to the Loan Documents (the “Debt”), (ii) enforce any rights against any security that shall ever have been given to secure the Debt, (iii) join Borrower or any others liable for the payment or performance of the Guaranteed Obligations of Borrower or any part thereof in any action to enforce this Guaranty and/or (iv) resort to any other means of obtaining payment or performance of the Guaranteed Obligations of Borrower.

(c) In the event any payment by Borrower or any other Person to Agent or Lender is held to constitute a preference, fraudulent transfer or other voidable payment under any bankruptcy, insolvency or similar law, or if for any other reason Agent or any Lender is required to refund such payment or pay the amount thereof to any other party, such payment by Borrower or any other party to Agent or any such Lender, as applicable, shall not constitute a release of Guarantors from any liability hereunder and this Guaranty shall continue to be effective or shall be reinstated (notwithstanding any prior release, surrender or discharge by Agent or such Lender of this Guaranty or of Guarantors), as the case may be, with respect to, and this Guaranty shall apply to, any and all amounts so refunded by Agent or any Lender, as applicable, or paid by Agent or Lender, as applicable, to another Person (which amounts shall constitute part of the Guaranteed Obligations of Borrower), and any interest paid by Agent or any Lender and any attorneys’ fees, costs and expenses paid or incurred by Agent or Lender in connection with any such event. If acceleration of the time for payment of any amount payable by Borrower under any Loan Document is stayed or delayed by any law or tribunal, any amounts due and payable hereunder shall nonetheless be payable by Guarantors on demand by Agent.

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3. Subordination. If, for any reason whatsoever, Borrower is now or hereafter becomes indebted to any Guarantor:

(a) indebtedness and all interest thereon and all liens, security interests and rights now or hereafter existing with respect to property of Borrower securing same shall, at all times, be subordinate in all respects to the Guaranteed Obligations of Borrower and to all liens, security interests and rights now or hereafter existing to secure the Guaranteed Obligations of Borrower;

(b) such Guarantor shall not be entitled to enforce or receive payment, directly or indirectly, of any such indebtedness of Borrower to such Guarantor until the Guaranteed Obligations of Borrower have been fully and finally paid and performed except as otherwise set forth in the Loan Agreement;

(c) each Guarantor hereby assigns and grants to Agent on behalf of Lender a security interest in all such indebtedness and security therefor, if any, of Borrower to such Guarantor now existing or hereafter arising, including any dividends and payments pursuant to debtor relief or insolvency proceedings referred to below. In the event of receivership, bankruptcy, reorganization, arrangement or other debtor relief or insolvency proceedings involving Borrower as debtor, Agent shall have the right to prove its claim in any such proceeding so as to establish its rights hereunder and shall have the right to receive directly from the receiver, trustee or other custodian (whether or not an Event of Default shall have occurred or be continuing hereunder or under any of the other Loan Documents), dividends and payments that are payable upon any obligation of Borrower to such Guarantors now existing or hereafter arising, and to have all benefits of any security therefor, until the Guaranteed Obligations of Borrower have been fully and finally paid and performed. If, notwithstanding the foregoing provisions, any Guarantor should receive any payment, claim or distribution that is prohibited as provided above in this Section 3, such Guarantor shall pay the same to Agent immediately, each Guarantor hereby agreeing that it shall receive the payment, claim or distribution in trust for Agent and shall have absolutely no dominion over the same except to pay it immediately to Agent; and

(d) Guarantors shall promptly upon request of Agent from time to time execute such documents and perform such acts as Agent may require to evidence and perfect its interest and to permit or facilitate exercise of its rights under this Section.

4. Other Liability of Guarantors or Borrower. If any Guarantor is or becomes liable, by endorsement or otherwise, for any indebtedness owing by Borrower to Agent or Lender other than under this Guaranty, such liability shall not be in any manner impaired or affected hereby, and the rights of Agent and Lender hereunder shall be cumulative of any and all other rights that Agent and Lender may have against such Guarantors.

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5. Assignment by Agent. This Guaranty is for the benefit of Agent and Lender and their successors and assigns, and in the event of an assignment of the Guaranteed Obligations of Borrower, or any part thereof, the rights and benefits hereunder, to the extent applicable to the Guaranteed Obligations of Borrower so assigned, may be transferred with such Guaranteed Obligations of Borrower. Each Guarantor waives notice of any transfer or assignment of the Guaranteed Obligations of Borrower, or any part thereof, and agrees that failure to give notice will not affect the liabilities of Guarantors hereunder.

6. Binding Effect. This Guaranty is binding not only on Guarantors, but also on each of the Guarantors’ respective successors and assigns. Without limitation of any other term, provision or waiver contained herein, each Guarantor hereby acknowledges and agrees that he or she, as applicable, has been furnished true, complete and correct copies of the Loan Documents and has reviewed the terms and provisions thereof (including, without limitation, the Guaranteed Obligations of Borrower).

7. Nature of Guaranty. Each Guarantor hereby acknowledges and agrees that this Guaranty (a) is a guaranty of payment and not only of collection and that each Guarantor is liable hereunder as a primary obligor, (b) shall only be deemed discharged after the indefeasible satisfaction in full of the Guaranteed Obligations of Borrower and the Debt, (c) shall not be reduced, released, discharged, satisfied or otherwise impacted in connection with (i) any act or occurrence that might, but for the provisions hereof, be deemed a legal or equitable reduction, satisfaction, discharge or release and/or (ii) Agent or Lenders’ enforcement of remedies under the Loan Documents and (d) shall survive the foregoing and shall not merge with any resulting foreclosure deed, deed in lieu or similar instrument (if any).

8. Governing Law. The governing law and related provisions set forth in Section 10.11 of the Loan Agreement are hereby incorporated by reference as if fully set forth herein (with Guarantors substituted in all places where Borrower appears thereunder) and shall be deemed fully applicable to Guarantors hereunder. Each Guarantor hereby certifies that it has received and reviewed the Loan Agreement (including, without limitation, Section 10.11 thereof). In the event of any conflict or inconsistency between the terms and conditions thereof and this Section 8, this Section 8 shall control.

9. Invalidity of Certain Provisions. If any provision of this Guaranty or the application thereof to any Person or circumstance shall, for any reason and to any extent, be declared to be invalid or unenforceable, neither the remaining provisions of this Guaranty nor the application of such provision to any other Person or circumstance shall be affected thereby, and the remaining provisions of this Guaranty, or the applicability of such provision to other Persons or circumstances, as applicable, shall remain in effect and be enforceable to the maximum extent permitted by applicable legal requirements.

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10. Attorneys’ Fees, Costs and Expenses of Collection. Each Guarantor shall pay on demand all attorneys’ fees, costs and expenses and all other costs and expenses incurred by Agent and/or Lenders in the enforcement of or preservation of Agent and Lenders’ rights under this Guaranty including, without limitation, all court costs, whether or not suit is filed herein, or whether at maturity or by acceleration, or whether before or after maturity, or whether in connection with bankruptcy, insolvency or appeal, or whether in connection with the collection and enforcement of this Guaranty against any other Guarantor, if there be more than one. Each Guarantor agrees to pay interest on any expenses or other sums due to Agent and Lenders under this Section 10 that are not paid when due, at a rate per annum equal to the interest rate provided for in the Loan Agreement. Each Guarantor’s obligations and liabilities under this Section 10 shall survive any payment or discharge in full of the Guaranteed Obligations of Borrower.

11. Payments. All sums payable under this Guaranty shall be paid in lawful money of the United States of America that at the time of payment is legal tender for the payment of public and private debts.

12. Controlling Agreement. It is not the intention of Agent, Lenders or Guarantors to obligate Guarantors to pay interest in excess of that lawfully permitted to be paid by Guarantors under applicable legal requirements. Should it be determined that any portion of the Guaranteed Obligations of Borrower or any other amount payable by any Guarantor under this Guaranty constitutes interest in excess of the maximum amount of interest that such Guarantor, in Guarantor’s capacity as guarantor, may lawfully be required to pay under applicable legal requirements, the obligation of such Guarantor to pay such interest shall automatically be limited to the payment thereof in the maximum amount so permitted under applicable legal requirements.

13. Notices. Any and all notices, elections, demands, requests and responses thereto permitted or required to be given under this Guaranty shall be given in accordance with the applicable terms and conditions of the Loan Agreement. Notices to Guarantors shall be addressed as follows:

Slinger Bag Americas Inc.

Slinger Bag Canada Inc.

Slinger Bag Limited

Slinger Bag Australia PTY Ltd.

2709 N. Rolling Road, Suite 138

Windsor Mill, MD 21244

Telephone: (443) 407-7564

Email: [email redacted] with a copy to [email redacted]

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14. Cumulative Rights. The exercise by Agent or Lenders of any right or remedy hereunder or under any other Loan Document, or at law or in equity, shall not preclude the concurrent or subsequent exercise of any other right or remedy. Agent and Lenders shall have all rights, remedies and recourses afforded to Agent and Lenders by reason of this Guaranty or any other Loan Document or by law or equity or otherwise, and the same (a) shall be cumulative and concurrent, (b) may be pursued separately, successively or concurrently against each Guarantor or others obligated for the Guaranteed Obligations of Borrower, or any part thereof, or against any one or more of them, or against any security or otherwise, at the sole discretion of Agent or Lenders, as applicable, (c) may be exercised as often as occasion therefor shall arise, it being agreed by Guarantors that the exercise of, discontinuance of the exercise of or failure to exercise any of such rights, remedies, or recourses shall in no event be construed as a waiver or release thereof or of any other right, remedy, or recourse, and (d) are intended to be, and shall be, nonexclusive. No waiver of any default on the part of any Guarantor or of any breach of any of the provisions of this Guaranty or of any other document shall be considered a waiver of any other or subsequent default or breach, and no delay or omission in exercising or enforcing the rights and powers granted herein or in any other document shall be construed as a waiver of such rights and powers, and no exercise or enforcement of any rights or powers hereunder or under any other document shall be held to exhaust such rights and powers, and every such right and power may be exercised from time to time. The granting of any consent, approval or waiver by Agent or Lenders shall be limited to the specific instance and purpose therefor and shall not constitute consent or approval in any other instance or for any other purpose. No notice to or demand on any Guarantor in any case shall of itself entitle any Guarantor to any other or further notice or demand in similar or other circumstances. No provision of this Guaranty or any right, remedy or recourse of Agent or Lenders with respect hereto, or any default or breach, can be waived, nor can this Guaranty or any Guarantor be released or discharged in any way or to any extent, except specifically in each case by a writing intended for that purpose (and which refers specifically to this Guaranty) executed, and delivered to Guarantors, by Agent.

15. Subrogation. Notwithstanding anything to the contrary contained herein, (a) Guarantors shall not have any right of subrogation in or under any of the Loan Documents or to participate in any way therein, or in any right, title or interest in and to any security or right of recourse for the Guaranteed Obligations of Borrower, until the Guaranteed Obligations of Borrower have been fully and finally paid, and (b) if any Guarantor is or becomes an “insider” (as defined in Section 101 of the Bankruptcy Code) with respect to Borrower, then such Guarantor hereby irrevocably and absolutely waives any and all rights of contribution, indemnification, reimbursement or any similar rights against Borrower with respect to this Guaranty (including any right of subrogation, except to the extent of collateral held by Agent), whether such rights arise under an express or implied contract or by operation of law. It is the intention of the parties that no Guarantor shall be deemed to be a “creditor” (as defined in Section 101 of the Bankruptcy Code) of Borrower by reason of the existence of this Guaranty in the event that either the Borrower or any Guarantor becomes a debtor in any proceeding under the Bankruptcy Code. This waiver is given to induce Lender to make the Term Loan as evidenced by the Note to Borrower.

16. Further Assurances. Each Guarantor at such Guarantor’s expense will promptly execute and deliver to Agent upon Agent’s request all such other and further documents, agreements, and instruments in compliance with or accomplishment of the agreements of such Guarantor under this Guaranty.

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17. No Fiduciary Relationship. The relationship between Agent and Lenders, respectively, and Guarantors, is solely that of lender and guarantor. Neither Agent nor any Lender has a fiduciary or other special relationship with or duty to Guarantors and none are created hereby or may be inferred from any course of dealing or act or omission of Agent or any Lender.

18. Interpretation. If this Guaranty is signed by more than one Person as “Guarantor”, then the term “Guarantor” as used in this Guaranty shall refer to all such Persons jointly and severally, and all promises, agreements, covenants, waivers, consents, representations, warranties and other provisions in this Guaranty are made by and shall be binding upon each and every such undersigned Person, jointly and severally and Agent may pursue any Guarantor hereunder without being required (i) to pursue any other Guarantor hereunder or (ii) pursue rights and remedies under the Loan Agreement and/or applicable legal requirements with respect to the Collateral or any other Loan Documents.

19. Time of Essence. Time shall be of the essence in this Guaranty with respect to all of Guarantors’ obligations hereunder.

20. Execution. This Guaranty may be executed in multiple counterparts, each of which, for all purposes, shall be deemed an original, and all of which together shall constitute one and the same agreement.

21. Entire Agreement. This Guaranty embodies the entire agreement between Agent, and Lenders, respectively, and Guarantors with respect to the guaranty by Guarantors of the Guaranteed Obligations of Borrower. This Guaranty supersedes all prior agreements and understandings, if any, with respect to guaranty by Guarantors of the Guaranteed Obligations of Borrower. No condition or conditions precedent to the effectiveness of this Guaranty exist. This Guaranty shall be effective upon execution by Guarantors and delivery to Agent. This Guaranty may not be modified, amended or superseded except in a writing signed by Agent and Guarantors referencing this Guaranty by its date and specifically identifying the portions hereof that are to be modified, amended or superseded. The Loan Documents represent the final agreement between the parties and may not be contradicted by evidence of prior, contemporaneous or subsequent oral agreements of the parties.

22. WAIVER OF JURY TRIAL. EACH GUARANTOR HEREBY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING TO WHICH GUARANTOR AND AGENT AND/OR LENDERS MAY BE PARTIES ARISING OUT OF, IN CONNECTION WITH, OR IN ANY WAY PERTAINING TO, THIS GUARANTY AND ANY OTHER LOAN DOCUMENT. IT IS AGREED AND UNDERSTOOD THAT THIS WAIVER CONSTITUTES A WAIVER OF TRIAL BY JURY OF ALL CLAIMS AGAINST ALL PARTIES TO SUCH ACTIONS OR PROCEEDINGS, INCLUDING CLAIMS AGAINST PARTIES WHO ARE NOT PARTIES TO THIS GUARANTY. THIS WAIVER IS KNOWINGLY, WILLINGLY AND VOLUNTARILY MADE BY EACH GUARANTOR, AND EACH GUARANTOR HEREBY REPRESENT THAT NO REPRESENTATIONS OF FACT OR OPINION HAVE BEEN MADE BY ANY INDIVIDUAL TO INDUCE THIS WAIVER OF TRIAL BY JURY OR TO IN ANY WAY MODIFY OR NULLIFY ITS EFFECT. EACH GUARANTOR FURTHER REPRESENTS AND WARRANTS THAT HE OR SHE, AS APPLICABLE, HAS BEEN REPRESENTED IN THE SIGNING OF THIS GUARANTY AND IN THE MAKING OF THIS WAIVER BY INDEPENDENT LEGAL COUNSEL, OR HAS HAD THE OPPORTUNITY TO BE REPRESENTED BY INDEPENDENT LEGAL COUNSEL SELECTED OF HIS OR HER OWN FREE WILL, AS APPLICABLE, AND THAT HE OR SHE, AS APPLICABLE HAS HAD THE OPPORTUNITY TO DISCUSS THIS WAIVER WITH COUNSEL.

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23. Consent to Jurisdiction. Each Guarantor irrevocably submits generally and unconditionally for itself and in respect of its property to the nonexclusive jurisdiction of the federal and state courts located in the State of New York over any suit, action or proceeding arising out of, or relating to, this Guaranty, and irrevocably agrees that all claims in respect of such action or proceeding may be heard and determined in such state or federal court. Each Guarantor irrevocably waives, to the fullest extent permitted by law, any objection that such Guarantor may now or hereafter have to the laying of venue of any such suit, action or proceeding brought in any such court, and any claims that any such suit, action or proceeding is brought in an inconvenient forum. Final judgment in any such suit, action or proceeding brought in any such court shall be conclusive and binding upon each Guarantor and may be enforced in any court in which any Guarantor is subject to jurisdiction, by a suit upon such judgment provided that service of process is effected upon such Guarantor as provided in the Loan Documents or as otherwise permitted by applicable legal requirements. Each Guarantor hereby releases, to the extent permitted by applicable legal requirements, all errors and all rights of exemption, appeal, stay of execution, inquisition, and other rights to which such Guarantor may otherwise be entitled under the laws of the United States of America or of any state of possession of the United States of America now in force and which may hereinafter be enacted. The authority and power to appear for and enter judgment against any Guarantor shall not be exhausted by one or more exercises thereof or by any imperfect exercise thereof and shall not be extinguished by any judgment entered pursuant thereto. Such authority may be exercised on one or more occasions or from time to time in the same or different jurisdiction as often as Agent shall deem necessary and desirable, for all of which this Guaranty shall be sufficient warrant.

24. Waivers.

(a) Each Guarantor hereby agrees that neither Agent’s nor Lenders’ rights or remedies nor any Guarantor’s obligations under the terms of this Guaranty shall be released, diminished, impaired, reduced or affected by any one or more of the following events, actions, facts, or circumstances, and the liability of each Guarantor under this Guaranty shall be absolute and unconditional irrespective of (and each Guarantor hereby waives any rights or protections related to):

(i) any limitation of liability or recourse in any other Loan Document or arising under any law;

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(ii) any claim or defense that this Guaranty was made without consideration or is not supported by adequate consideration;

(iii) the taking or accepting of any other security or guaranty for, or right of recourse with respect to, any or all of the Guaranteed Obligations of Borrower;

(iv) any release, surrender, abandonment, exchange, alteration, sale or other disposition, subordination, deterioration, waste, failure to protect or preserve, impairment, or loss of, or any failure to create or perfect any lien or security interest with respect to, or any other dealings with, any collateral or security at any time existing or purported, believed or expected to exist in connection with any or all of the Guaranteed Obligations of Borrower, including any impairment of any Guarantor’s recourse against any Person or collateral;

(v) whether express or by operation of law, any partial release of the liability of any Guarantor hereunder, or if one or more other guaranties are now or hereafter obtained by Agent or Lenders covering all or any part of the Guaranteed Obligations of Borrower, any complete or partial release of any one or more of such guarantors under any such other guaranty, or any complete or partial release or settlement of Borrower or any other party liable, directly or indirectly, for the payment or performance of any or all of the Guaranteed Obligations of Borrower;

(vi) the death, insolvency, bankruptcy, disability, dissolution, liquidation, termination, receivership, reorganization, merger, amalgamation, consolidation, change of form, structure or ownership, sale of all assets, or lack of corporate, partnership or other power of Borrower or any other party at any time liable for the payment or performance of any or all of the Guaranteed Obligations of Borrower;

(vii) either with or without notice to or consent of Guarantors: any renewal, extension, modification or rearrangement of the terms of any or all of the Guaranteed Obligations of Borrower and/or any of the Loan Documents;

(viii) any neglect, lack of diligence, delay, omission, failure, or refusal of Agent or Lenders to take or prosecute (or in taking or prosecuting) any action for the collection or enforcement of any of the Guaranteed Obligations of Borrower, or to foreclose or take or prosecute any action to foreclose (or in foreclosing or taking or prosecuting any action to foreclose) upon any security therefor, or to exercise (or in exercising) any other right or power with respect to any security therefor, or to take or prosecute (or in taking or prosecuting) any action in connection with any Loan Document, or any failure to sell or otherwise dispose of in a commercially reasonable manner any collateral securing any or all of the Guaranteed Obligations of Borrower;

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(ix) any failure of Agent or Lenders to notify Guarantors of any creation, renewal, extension, rearrangement, modification, supplement, subordination, or assignment of the Guaranteed Obligations of Borrower or any part thereof, or of any Loan Document, or of any release of or change in any security, or of any other action taken or refrained from being taken by Agent or Lenders against Borrower or any security or other recourse, or of any new agreement between Agent or Lenders and Borrower, it being understood that neither Agent nor Lenders shall not be required to give Guarantors any notice of any kind under any circumstances with respect to or in connection with the Guaranteed Obligations of Borrower, any and all rights to notice Guarantor may have otherwise had being hereby waived by each Guarantor, and each Guarantor shall be responsible for obtaining for itself information regarding Borrower, including, but not limited to, any changes in the business or financial condition of Borrower, and each Guarantor acknowledges and agrees that neither Agent nor Lenders shall have no duty to notify such Guarantor of any information which Agent or Lenders may have concerning Borrower;

(x) if for any reason Agent or any Lender is required to refund any payment by Borrower to any other party liable for the payment or performance of any or all of the Guaranteed Obligations of Borrower or pay the amount thereof to someone else;

(xi) the making of advances by Agent or any Lender to protect its interest in the Collateral, preserve the value of the Collateral or for the purpose of performing any term or covenant contained in any of the Loan Documents;

(xii) the existence of any claim, counterclaim, set off, recoupment, reduction or defense based upon any claim or other right that any Guarantor may at any time have against the Borrower, Agent, Lender, or any other Person, whether or not arising in connection with this Guaranty, the Note, the Loan Agreement, or any other Loan Document;

(xiii) the unenforceability of all or any part of the Guaranteed Obligations of Borrower against Borrower, whether because the Guaranteed Obligations of Borrower exceed the amount permitted by law or violate any usury law, or because the act of creating the Guaranteed Obligations of Borrower, or any part thereof, is ultra vires, or because the officers or Persons creating same acted in excess of their authority, or because of a lack of validity or enforceability of or defect or deficiency in any of the Loan Documents, or because Borrower have any valid defense, claim or offset with respect thereto, or because Borrower’s obligation ceases to exist by operation of law, or because of any other reason or circumstance, it being agreed that each Guarantor shall remain liable hereon regardless of whether Borrower or any other Person be found not liable on the Guaranteed Obligations of Borrower, or any part thereof, for any reason (and regardless of any joinder of Borrower or any other party in any action to obtain payment or performance of any or all of the Guaranteed Obligations of Borrower);

(xiv) any order, ruling or plan of reorganization emanating from proceedings under any bankruptcy or similar insolvency laws with respect to Borrower or any other Person, including any extension, reduction, composition, or other alteration of the Guaranteed Obligations of Borrower, whether or not consented to by Agent or Lenders; and/or

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(xv) any partial or total transfer, pledge and/or reconstitution of Borrower and/or any direct or indirect owner of Borrower (regardless of whether the same is permitted under the Loan Documents).

(b) This Guaranty shall be effective as a waiver of, and each Guarantor hereby expressly waives:

(i) any and all rights to which any Guarantor may otherwise have been entitled under any suretyship laws in effect from time to time, including any right or privilege, whether existing under statute, at law or in equity, to require Agent or Lenders to take prior recourse or proceedings against any collateral, security or Person whatsoever;

(ii) any other circumstance that may constitute a defense of Borrower or any Guarantor hereunder and/or under the other Loan Documents; and

(iii) any right and/or requirement of or related to notice, presentment, protest, notice of protest, further notice of nonpayment, notice of dishonor, default, nonperformance, intent to accelerate, acceleration, existence of the Debt and/or any amendment or modification of the Debt.

25. Representations, Warranties and Covenants of Guarantors. Each Guarantor hereby makes the following representations, warranties and covenants (each of which shall remain materially true and correct during the term hereof):

(a) This Guaranty and the other Loan Documents to which such Guarantor is a party constitutes when delivered, valid and binding obligations of such Guarantor, enforceable in accordance with their respective terms;

(b) There is no existing event of default, and no event has occurred which with the passage of time or the giving of notice or both will constitute an event of default, under any agreement to which such Guarantor is a party, the effect of which event of default will impair performance by such Guarantor of such Guarantor’s obligations pursuant to and as contemplated by the terms of this Guaranty, and neither the execution and delivery of this Guaranty nor compliance with the terms and provisions hereof (i) will violate any presently existing provision of law or any presently existing regulation, order, writ, injunction or decree of any court or governmental department, commission, board, bureau, agency or instrumentality, or (ii) will conflict or will be inconsistent with, or will result in any breach of, any of the terms, covenants, conditions or provisions of, or constitute a default under, any indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind that creates, represents, evidences or provides for any lien, charge or encumbrance upon any of the property or assets of such Guarantor, or any other indenture, mortgage, deed of trust, instrument, document, agreement or contract of any kind to which such Guarantor is a party or by which such Guarantor or any of such Guarantor’s property may be subject, or in the event of any such conflict, the required consent or waiver of the other party or parties thereto has been validly granted, is in full force and effect, is valid and sufficient therefor and has been approved in writing by Agent;

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(c) There are no actions, suits or proceedings pending or threatened against such Guarantor before any court or any governmental, administrative, regulatory, adjudicatory or arbitrational body or agency of any kind that will adversely affect performance by such Guarantor of such Guarantor’s obligations pursuant to and as contemplated by the terms and provisions of this Guaranty;

(d) Neither this Guaranty nor any document, financial statement, credit information, certificate or statement heretofore furnished or required herein to be furnished to Agent and/or Lenders by such Guarantor contains any untrue statement of fact or omits to state a fact material to this Guaranty; and

(e) Each of the representations and covenants of and/or relating to Guarantors set forth in the other Loan Documents are hereby re-made by Guarantors and incorporated herein by reference as if fully set forth herein.

26. Financial Covenants of Guarantors.

(a) Each Guarantor (i) shall keep and maintain complete and accurate books and records and (ii) shall permit Agent and any authorized representatives of Agent to have access to and to inspect, examine and make copies of the books and records, any and all accounts, data and other documents of such Guarantor, at all reasonable times, during normal business hours, at such Guarantor’s address for notices as set forth herein upon the giving of reasonable notice of such intent. Each Guarantor shall also provide to Agent, upon Agent’s reasonable request, such proofs of payments, costs, expenses, revenues and earnings, and other documentation as Agent may reasonably request, from time to time, and with such other information, in such detail as may reasonably be required by Agent.

(b) Agent shall have the right, at any time and from time to time upon the occurrence and continuance of an “Event of Default” hereunder or under the other Loan Documents, to audit the books and records of each Guarantor.

(c) On the date hereof and immediately following the effectiveness of this Guaranty, each Guarantor will be Solvent. As used in this paragraph, the term “Solvent” means, with respect to any Guarantor on a particular date, that on such date (A) the present fair market value (or present fair saleable value) of the assets of such Guarantor are not less than the total amount required to pay the probable liabilities of such Guarantor on its total existing debts and liabilities (including contingent liabilities) as they become absolute and matured, (B) such Guarantor is able to realize upon its assets and pay its debts and other liabilities, contingent obligations and commitments as they mature and become due in the normal course of business, (C) such Guarantor is not incurring debts or liabilities beyond its ability to pay as such debts and liabilities mature and (D) such Guarantor is not engaged in any business or transaction, and is not about to engage in any business or transaction, for which its property would constitute unreasonably small capital after giving due consideration to the prevailing practice in the industry in which the Guarantors are engaged. In computing the amount of such contingent liabilities at any time, it is intended that such liabilities will be computed at the amount that, in the light of all the facts and circumstances existing at such time, represents the amount that can reasonably be expected to become an actual or matured liability.

[NO FURTHER TEXT ON THIS PAGE]

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IN WITNESS WHEREOF, Guarantors have duly executed this Guaranty under as of the date first written above.

GUARANTORS:

SLINGER BAG AMERICAS INC.,
a Delaware corporation, as Guarantor

Name:
Title:

SLINGER BAG CANADA INC.,
an Ontario corporation, as Guarantor

Name:
Title:

[Signature Page to Guaranty]

SLINGER BAG LIMITED,
an Israeli corporation, as Guarantor

Name:
Title:

SLINGER BAG AUSTRALIA PTY LTD,
an Australian corporation, as Guarantor

Name:
Title:

[Signature Page to Guaranty]

EXHIBIT C

Form of Borrower Pledge and Security Agreement

PLEDGE AND SECURITY AGREEMENT

(Borrower)

PLEDGE AND SECURITY AGREEMENT, dated as of January 6, 2023 (this “Agreement”), among Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (“Secured Party”) on behalf of the Lenders under the Loan Agreement (defined below), and Connexa Sports Technologies Inc., a Delaware corporation (the “Borrower,” also referred to herein as the “Debtor”).

WITNESSETH:

WHEREAS, the Borrower has entered into that certain Loan and Security Agreement, dated as of the date hereof (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”) by and among the Borrower, Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd, an Australian company, as Guarantors, Secured Party and the other Lenders party thereto;

WHEREAS, it is a condition to the obligations of the Secured Party and the Lenders under the Loan Agreement that this Agreement be duly executed and delivered;

WHEREAS, the Debtor and Secured Party wish to enter into this Agreement in order to secure the obligations of the Debtor under the Loan Documents (such obligations, together with any obligations of the Debtor under this Agreement, the “Secured Obligations”).

NOW THEREFORE, in consideration of the promises of and agreements between the parties, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings provided therefor in the Loan Agreement. In addition, when used in this Agreement, including in any Schedule or Exhibit, the following terms shall have the following meanings:

“Equity Interest” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial partnership or membership interests, joint venture interests, units, limited liability company interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

2. Security Interest.

(a) The Borrower hereby grants to Secured Party on behalf of the Lenders, as security for the Secured Obligations, a first priority continuing security interest in, lien on and right of set-off against all right, title and interest in, to and under, all of the property and assets currently owned or owing to, or hereafter acquired or arising in favor of the Borrower, wherever located, including, but not limited to, all of Borrower’s present and after-acquired, personal property, including, but not limited to, all accounts, deposit accounts, chattel paper, instruments, documents, securities, contract rights, rights to payment of money, receivables, equipment, goods, inventory, investment property, goodwill, general intangibles, intellectual property, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, Internet domain names, service marks, trade secrets, know-how, technology, software, hardware, commercial tort claims, furniture, fixtures, warranties and guarantees, as any of the foregoing terms may be defined in the New York Uniform Commercial Code (the “UCC”), and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise, and the products, proceeds and accessions of any of the foregoing (the “Additional Collateral”).

(b) The Debtor hereby pledges to Secured Party on behalf of the Lenders, as security for the Secured Obligations, representing a first priority continuing security interest in, lien on and right of set-off against, all of its right, title and interest in and to all of the Equity Interests, and any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character, regardless of class or designation, owned or hereafter acquired by the Debtor, in each of the issuing entities described in Schedule I hereto (collectively, including the Additional Pledged Interests (as defined below), the “Pledged Interests”), and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Pledged Interests (including the Additional Pledged Interests), the right to request, after the occurrence and during the continuation of an Event of Default, that the Pledged Interests (including the Additional Pledged Interests) be registered in the name of Secured Party or any of its nominees, the right to receive any certificates representing any of the Pledged Interests (including any certificates representing any of the Additional Pledged Interests) and the right to require that same be delivered to Secured Party together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by the Debtor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Interests (including the Additional Pledged Interests), whether now owned or hereafter acquired the Debtor (the Pledged Interests and any other collateral pledged pursuant to this Section 2(b) are referred to herein, collectively, as the “Pledged Collateral”).

(c) The Borrower hereby pledges to Secured Party on behalf of the Lenders, as security for the Secured Obligations, representing a first priority continuing security interest in, lien on and right of set-off against, the deposit accounts held or controlled by the Borrower described in Schedule I hereto, and the products, proceeds and accessions thereof (the “Borrower Deposit Accounts”, together with the Additional Collateral and the Pledged Collateral, the “Collateral”).

(d) This Agreement secures the payment of all obligations of the Borrower and Guarantors now or hereafter existing under and in connection with the Loan Documents and all Secured Obligations now or hereafter existing under this Agreement. Without limiting the generality of the foregoing, this Agreement additionally secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Borrower to the Secured Party and Lenders under and in connection with the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or any other insolvency or similar proceeding involving any Debtor.

3. Delivery of Collateral. The Debtor has delivered to and deposited with Secured Party (or will promptly (in any event within two (2) Business Days of Debtor’s receipt thereof) deliver and deposit with Secured Party the applicable certificates in accordance with Section 4) all certificates, if any, representing the Pledged Interests owned by the Debtor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates, in New York c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019, Attention: Jason Saltsberg, Esq. The Debtor agrees that all property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by the Debtor, and by any such other instruments or documents as Secured Party may reasonably request. The parties hereto acknowledge and agree that the Secured Party shall file “all assets” UCC financing statements with the Delaware Secretary of State for the Collateral in order to perfect the security interests granted herein.

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4. Additional Pledged Interests.

(a) At all times, during the Term of this Agreement, in the event that the Debtor receives or becomes entitled to receive any additional Equity Interests of any Person consisting of (i) any Equity Interests in any Subsidiaries of the Debtor formed or acquired after the date hereof, and/or Equity Interests received through a dividend or a distribution in connection with any reclassification, increase or reduction of capital, merger, consolidation, sale of assets, combination or other reorganization by virtue of such Debtor having been an owner of any of the Pledged Collateral (all of such additional Equity Interests, collectively, the “Additional Pledged Interests”), or (ii) any promissory note, instrument, or other asset (including any options, warrants, subscriptions or other rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise) constituting Pledged Collateral, the Debtor agrees to deliver promptly, or authorize, as applicable (and in any event within two (2) Business Days of Debtor’s receipt thereof), to Secured Party at the address specified in Section 3 the following: (1) with respect to any such Additional Pledged Interests or other Pledged Collateral represented by a certificate or other instrument, or any such promissory note or other instrument received, such certificate, promissory note or other instrument, together with undated powers or assignment endorsed in blank by the Debtor; and (2) a duly executed Pledge and Security Agreement Addendum in substantially the form of Exhibit A hereto (a “Pledge and Security Agreement Addendum”) identifying the Additional Pledged Interests, promissory note or other instrument or other Pledged Collateral which are pledged by such Debtor pursuant to this Agreement. Upon the execution and delivery of any Pledge and Security Agreement Addendum, any Additional Pledged Interests, promissory note or other instrument and other Pledged Collateral identified thereon shall thereafter constitute Pledged Collateral to be held by Secured Party pursuant to the terms of this Agreement.

(b) At all times during the Term of this Agreement, in the event that any distribution of any Equity Interests or other securities of any Person, regardless of class or designation, or any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect to any of the foregoing, shall be made on or in respect of the Pledged Collateral or any property shall be distributed to the Debtor upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the Equity Interests or other securities of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered promptly (and in any event within two Business Days of the Debtor’s receipt thereof) by the Debtor to Secured Party to be held by it as additional collateral security for the Secured Obligations. All sums of money and property so paid or distributed in respect of the Pledged Collateral which are received by the Debtor shall, until paid or delivered to Secured Party, be held by the Debtor in trust for the benefit of Secured Party on behalf of the Lenders, segregated from the Debtor’s other property, and Debtor shall deliver it forthwith to Secured Party in the exact form received, together with the authorization to file any necessary Uniform Commercial Code financing statements or any necessary endorsement or appropriate stock or other powers or assignments duly endorsed in blank by the Debtor.

5. Representations and Agreements of the Debtor. The Debtor represents and agrees that:

(a) Except for (i) the security interest granted hereby, (ii) any restriction on transfer under the federal, state or provincial securities laws and (iii) any liens or security interests permitted by the Loan Agreement (collectively, the “Permitted Encumbrances”), the Debtor is and will continue to be (or, in the case of after-acquired Collateral, at the time the Debtor acquires rights in such Collateral), the owner and holder of the Collateral, free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person. The Debtor agrees that at all times the Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances, other than any Permitted Encumbrance. The Debtor will defend the Collateral against all claims and demands (other than any Permitted Encumbrance) of all persons at any time claiming the same or any interest therein.

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(b) Upon the filing of financing statements relating to the Collateral in accordance with the UCC with the Secretary of State of the State of Delaware (with respect to the Borrower), Secured Party will have a valid and perfected first priority security interest in the Collateral (to the extent a security interest therein may be perfected by the filing of a financing statement).

(c) Except as set forth on Schedule I, the Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office. The Debtor will not enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Secured Party hereunder, and the Debtor agrees that there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Secured Party hereunder, unless in any case the prior written consent of Secured Party shall have been obtained.

(d) The Debtor has full legal capacity and lawful authority to enter into this Agreement and to grant to Secured Party the first priority security interest in the Collateral as herein provided and all corporate or other action on the part of the Debtor requisite for the due execution, delivery, and performance of this Agreement has been duly and effectively taken.

(e) The execution, delivery and performance hereof are not in contravention of any agreement or undertaking to which the Debtor is a party or by which the Debtor, or its property, is bound and will not result in the imposition of any security interest or lien on any other property of the Debtor.

(f) The Debtor’s exact legal name is as set forth on Schedule II attached hereto.

(g) The state or jurisdiction of incorporation, formation, organization or primary residence as applicable, of the Debtor is as set forth on Schedule II attached hereto.

(h) The Debtor’s chief executive office or primary residence is as set forth on Schedule II attached hereto.

(c) The Equity Interests of the issuing entities listed on Schedule I attached hereto (including without limitation the Pledged Interests) whose Equity Interests are being pledged by the Debtor hereunder (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, (iii) are not held by any Person in a securities account and (iv) are not evidenced by any certificate. Debtor shall not request, or permit, the issuance of any certificate to evidence any Equity Interests issued by a Subsidiary of Debtor.

6. Rights of Secured Party and the Debtor Related to Collateral.

(a) To the extent permitted by applicable law, the Secured Party may from time to time following the occurrence and continuance of an Event of Default, but subject to the terms herein:

(i) transfer any of the Collateral into the name of the Secured Party or its nominee;

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(ii) notify parties obligated on any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder;

(iii) enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of the Debtor in any of the Collateral (including, without limitation, the right to vote or exercise other consensual interests in the Collateral); and/or

(iv) take possession or control of any proceeds of the Collateral.

(b) So long as no Event of Default has occurred and is continuing, the Debtor shall have the right to receive all income from or interest on the Collateral, as applicable, other than any such income or interest which would be prohibited by the Loan Agreement (such income or interest distributed by way of a dividend or otherwise shall be promptly delivered to Secured Party to be held as additional Collateral hereunder (such delivery to be in the manner contemplated by Section 3 above)). Upon the occurrence and during the continuance of an Event of Default, the Debtor will not demand or receive any income from or interest on the Collateral, as applicable, and if the Debtor receives any such income or interest without any demand by it, the same shall be held by the Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of the Debtor and shall be delivered to Secured Party in the form received, properly endorsed to permit collection, not later than the second Business Day following the day of its receipt.

(c) So long as no Event of Default has occurred and is continuing, the Debtor shall be entitled, in its sole discretion without the need to notify the Secured Party, to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or the Loan Agreement.

(d) In the event Secured Party shall pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, the Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest thereon from the date expended by Secured Party until repaid at a rate per annum (based on a 360-day year for the actual number of days involved) equal to fifteen percent (15%).

(e) The Debtor shall not sell, assign, alienate, exchange, convey, transfer, hypothecate or otherwise dispose of or encumber any of the Pledged Interests without the prior written consent of Secured Party.

7. Further Assurances; Secured Party as Agent. The Debtor acknowledges that the Secured Party is entering into this Agreement on an expedited basis, and the Debtor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Secured Party may request (and irrevocably authorizes Secured Party to execute such writings as such Debtor’s agent and attorney-in- fact) to create, preserve, perfect or validate Secured Party’s security interest in the Collateral, or to enable Secured Party to exercise or enforce its rights under this Agreement with respect to the Collateral, including (without limitation) the right to receive, indorse and collect all instruments made payable to the Debtor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof.

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8. Events of Default. The occurrence of any Event of Default pursuant to any of the Loan Documents or a breach by the Debtor of the Secured Obligations, shall constitute an “Event of Default” hereunder.

9. Rights and Remedies of Secured Party Upon Default.

(a) In addition to the rights and privileges set forth in Section 9(b) and (c) and notwithstanding anything to the contrary herein, the Debtor grants to Secured Party an IRREVOCABLE PROXY, to vote from time to time all or any part of the Pledged Interests pledged by the Debtor hereunder, in each case in any manner Secured Party deems advisable, either for or against any or all matters submitted, or which may be submitted, to a vote of shareholders, partners, or members, as the case may be, and to exercise all other rights, powers, privileges and remedies to which any such shareholders, partners, or members would be entitled (including, without limitation, giving or withholding written consents, clarifications, and waivers with respect to the Pledged Interests, calling special meetings of the holders of the Pledged Interests and voting at such meetings). The IRREVOCABLE PROXY granted hereby is effective automatically, without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Interests be recorded on the books and records of the issuer of such Pledged Interests) be taken by any Person (including the Debtor, any issuer of Pledged Interests or any officer or agent thereof), is coupled with an interest, shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of the Debtor, and shall terminate at such time as the Secured Obligations shall have been paid in full; provided that, at the earlier of (i) such time as the Secured Obligations shall have been paid in full and (ii) such IRREVOCABLE PROXY is rescinded in writing by the Secured Party, the Debtor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise with respect to its Pledged Interests and all rights of the Secured Party to vote all or any part of the Pledged Interests will cease automatically without the necessity that any other action be taken by any Person (including Secured Party or any officer or agent thereof). The Debtor covenants and agrees that, prior to the expiration of such IRREVOCABLE PROXY and to the extent reasonably requested by Secured Party, the Debtor will reaffirm such IRREVOCABLE PROXY in a manner reasonably satisfactory to the Secured Party. The Secured Party shall not be liable for any failure of the Secured Party not to vote all or any part of any Pledged Interests pledged by the Debtor hereunder or to exercise any other rights pursuant to this Section 9(a). Notwithstanding the foregoing, Secured Party shall not exercise the IRREVOCABLE PROXY (other than in actions solely to maintain the effectiveness and enforceability of the IRREVOCABLE PROXY) set forth in this clause (a) except upon the occurrence and during the continuance of an Event of Default.

(b) Upon the occurrence and continuance of an Event of Default, and to the extent permitted by the UCC and other applicable law:

(i) Secured Party shall have and may exercise with reference to the Collateral and the Secured Obligations any or all of the rights and remedies of a secured party under the UCC, and as otherwise granted herein or under any other applicable law or any other agreement now or hereafter in effect executed by the Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC or any other applicable law after default by a debtor, and to apply the proceeds in accordance with Section 11 hereof. Without limiting the foregoing, Secured Party shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents of the Debtor or in any of the Debtor’s possession or control relating to the Collateral which are not already in Secured Party’s possession. In addition, if permitted by applicable law, Secured Party will be entitled to appoint any Person as receiver or receiver and manager (a “Receiver”) of all or any part of the Collateral in which the Debtor has an interest, and any Receiver so appointed will have all the rights and remedies of Secured Party (except the right to appoint a Receiver). To the extent permitted by law, the Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of the Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, the Debtor agrees that if such notice is given in the manner provided in Section 15 hereof at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale.

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(ii) Upon notice by Secured Party to the Debtor, Secured Party or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as Secured Party may elect.

(iii) All rights to marshalling of assets of the Debtor, including any such right with respect to the Collateral are hereby waived by the Debtor.

(iv) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof under this Section 8(a) shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

(c) THE DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF THE DEBTOR WITH RESPECT TO THE COLLATERAL, INCLUDING, SOLELY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT EVENT OF DEFAULT, (I) THE RIGHT TO TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE COLLATERAL, (II) THE RIGHT TO VOTE THE PLEDGED INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) THE RIGHT TO RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF OR IN EXCHANGE FOR THE COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO SUCH DEBTOR FOR SAME, (IV) THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED INTERESTS, GIVING OR WITHHOLDING WRITTEN CONSENTS OF MEMBERS, CALLING SPECIAL MEETINGS OF MEMBERS AND VOTING AT SUCH MEETINGS), AND (V) THE RIGHT TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN-FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED INTERESTS OR ANY OFFICER OR AGENT THEREOF). NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

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(d) Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral, which the Debtor agrees and undertake to do at its expense, but Secured Party may do so in its discretion at any time after the occurrence of an Event of Default. All expenses (including, without limitation, attorneys’ fees and expenses) incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral shall be borne by the Debtor or reimbursed by the Debtor to Secured Party upon demand.

(e) The Secured Party will act in good faith and in a commercially reasonable manner and in accordance with the requirements of the UCC in the exercise of any of its rights and remedies hereunder.

10. Special Provisions. The Debtor hereby acknowledges that the sale by Secured Party of any Pledged Interests resulting from an exercise by Secured Party of its rights hereunder must be made in compliance with the Securities Act of 1933 (the “Securities Act”), as well as any applicable Blue Sky or other state or provincial securities laws that may impose limitations as to the manner in which Secured Party or any other person may dispose of securities. The Debtor acknowledges that any sale or disposition contemplated pursuant hereto may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without any applicable restrictions, and, notwithstanding such circumstances, the Debtor agrees that any such sale or other disposition shall be deemed to have been made in a commercially reasonable manner. Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for any period of time; and the Debtor waives any claims against Secured Party arising by reason of the fact that the price that might have been obtainable in a public sale was greater than the price obtained in any such sale or disposition pursuant hereto, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

11. Application of Proceeds. In the event Secured Party sells or otherwise disposes of the Collateral in the course of exercising the remedies provided for in this Agreement, any amounts held, realized or received by Secured Party pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by Secured Party first toward the payment of any costs and expenses incurred by Secured Party in enforcing this Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Secured Obligations or any guaranty thereof, including, without limitation, the actual attorneys’ fees and expenses incurred by Secured Party, all of which costs and expenses the Debtor agrees to pay, and then to such other Secured Obligations in such order as Secured Party may elect. Any amounts and any Collateral remaining after such application and after payment to Secured Party of satisfaction of all of the Secured Obligations in full shall be paid or delivered to the Debtor, its successor or assigns, or as a court of competent jurisdiction may direct.

12. Care of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Prior to an Event of Default, Secured Party agrees to follow the Debtor’s reasonable instructions in connection with any action with respect to the Collateral, provided that such action is not prohibited hereby and such action would not impair the value or liquidity of the Collateral (or the relationship between the Collateral and the Secured Obligations).

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13. Termination. This Agreement and the security interest created hereunder shall terminate upon such date on which all the Secured Obligations have been paid in full. Upon termination hereof, Secured Party shall execute and deliver (and file all instruments, terminations, and certificates) to the Debtor all documents which the Debtor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by Secured Party to the Debtor; provided, however, that all indemnities of the Debtor contained in this Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest or this Agreement. Notwithstanding the foregoing, this Agreement and the security interest granted hereunder shall be reinstated if at any time any payment or delivery pursuant to an Obligation, in whole or in part, is rescinded or must otherwise be returned by Secured Party under the application of the Bankruptcy Code or any other Debtor Law, all as though such payment or delivery had not been made.

14. Additional Information. The Debtor agrees to furnish Secured Party from time to time with such additional information and copies of such documents relating to this Agreement and the Collateral, as Secured Party may reasonably request.

15. Notices. Any communication, notice or demand to be given hereunder shall be given in accordance with the Loan Agreement.

16. Indemnity and Expenses. The Debtor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of any rights under this Agreement, and any claims or demands of any persons at any time claiming the Collateral or any interest therein), except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct. The Debtor agrees to pay on demand all out-of- pocket expenses (including the reasonable documented fees and expenses of Secured Party’s legal counsel, experts and agents) in any way relating to the monitoring, administration, enforcement or protection of the rights of Secured Party hereunder.

17. No Waiver; Cumulative Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to Secured Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Secured Party from time to time.

18. Applicable Law. Except to the extent that the laws of a particular province provide that its laws apply to the validity of security interests in particular collateral, this Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regards to the conflict of laws principles thereof other than mandatory provisions of law.

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19. Assignment; Binding Effect; Benefit. The rights and obligations of the parties under this Agreement are not assignable without the prior written consent of the other parties, except that Secured Party may assign all or any of its rights and benefits hereunder, and may delegate all or any of its obligations or liabilities (whether by assignment, merger, liquidation or otherwise), and upon any such assignment, Secured Party’s rights, benefits, obligations and liabilities shall automatically cease. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

20. Third Party Rights. The obligations or rights of the Debtor or the Secured Party of any nature under the terms of this Agreement do not confer any right or benefit upon any unrelated third-party (individual or entity) that is not party to this Agreement, including, without limitation, any third-party creditor of the Debtor or the Secured Party.

21. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

[Signature Page Follows]

[Signature Page to Pledge and Security Agreement – Connexa Sports Technologies Inc.]

SECURED PARTY:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement – Connexa Sports Technologies Inc.]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

[Signature Page Follows]

[Signature Page to Pledge and Security Agreement – Connexa Sports Technologies Inc.]

DEBTOR:

CONNEXA SPORTS TECHNOLOGIES INC.,
a Delaware corporation

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement – Connexa Sports Technologies Inc.]

SCHEDULE I

PLEDGED INTERESTS

§ SCHEDULE II

DEBTOR INFORMATION

EXHIBIT D

Form of Guarantor Pledge and Security Agreement

PLEDGE AND SECURITY AGREEMENT

(Guarantors)

PLEDGE AND SECURITY AGREEMENT, dated as of January 6, 2023 (this “Agreement”), among Armistice Capital Master Fund Ltd., a Cayman Islands exempted company (“Secured Party”) on behalf of the Lenders under the Loan Agreement (defined below), and Slinger Bag Americas Inc., a Delaware corporation, Slinger Bag Canada Inc., an Ontario corporation, Slinger Bag Limited, an Israeli company, and Slinger Bag Australia PTY Ltd, an Australian company (each a “Guarantor,” and a “Debtor” and collectively the “Guarantors” and the “Debtors”).

WITNESSETH:

WHEREAS, the Connexa Sports Technologies Inc., a Delaware corporation (the “Borrower”) has entered into that certain Loan and Security Agreement, dated as of the date hereof (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Loan Agreement”) by and among the Borrower, the Guarantors, Secured Party and the other Lenders party thereto;

WHEREAS, it is a condition to the obligations of the Secured Party and the Lenders under the Loan Agreement that Guarantors enter into the Guaranty, dated as of the date hereof (as it may hereafter be modified, supplemented, extended, or renewed and in effect from time to time, the “Guaranty”) by and among the Guarantors, Secured Party and the other Lenders party thereto, whereby the Guarantors guarantee the Guaranteed Obligations of Borrower (as defined in the Guaranty);

WHEREAS, it is a condition to the obligations of the Secured Party and the Lenders under the Loan Agreement that this Agreement be duly executed and delivered;

WHEREAS, the Debtors and Secured Party wish to enter into this Agreement in order to secure the obligations of the Debtors under the Loan Documents (such obligations, together with any obligations of the Debtors under this Agreement, the “Secured Obligations”).

NOW THEREFORE, in consideration of the promises of and agreements between the parties, and for other good and valuable consideration the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Definitions. Capitalized terms used but not defined herein shall have the meanings provided therefor in the Loan Agreement. In addition, when used in this Agreement, including in any Schedule or Exhibit, the following terms shall have the following meanings:

“Equity Interest” means all shares of capital stock (whether denominated as common stock or preferred stock), equity interests, beneficial partnership or membership interests, joint venture interests, units, limited liability company interests, participations or other ownership or profit interests in or equivalents (regardless of how designated) of or in a Person (other than an individual), whether voting or non-voting.

2. Security Interest.

(a) Each Debtor hereby grants to Secured Party on behalf of the Lenders, as security for the Secured Obligations, a first priority continuing security interest in, lien on and right of set-off against all right, title and interest in, to and under, all of the property and assets currently owned or owing to, or hereafter acquired or arising in favor of the such Debtor, wherever located, including, but not limited to, all of such Debtor’s present and after-acquired, personal property, including, but not limited to, all accounts, deposit accounts, chattel paper, instruments, documents, securities, contract rights, rights to payment of money, receivables, equipment, goods, inventory, investment property, goodwill, general intangibles, intellectual property, patents, patent applications, trademarks, trademark applications, trade names, copyrights, copyright applications, Internet domain names, service marks, trade secrets, know-how, technology, software, hardware, commercial tort claims, furniture, fixtures, warranties and guarantees, as any of the foregoing terms may be defined in the New York Uniform Commercial Code (the “UCC”), and including any products, proceeds (including insurance proceeds) or income derived therefrom, whether by disposition or otherwise, and the products, proceeds and accessions of any of the foregoing (the “Additional Collateral”).

(b) Each Debtor hereby pledges to Secured Party on behalf of the Lenders, as security for the Secured Obligations, representing a first priority continuing security interest in, lien on and right of set-off against, all of its right, title and interest in and to all of the Equity Interests, and any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character, regardless of class or designation, owned or hereafter acquired by such Debtor, in each of the issuing entities described in Schedule I hereto (collectively, including the Additional Pledged Interests (as defined below), the “Pledged Interests”), and all substitutions therefor and replacements thereof, all proceeds thereof and all rights relating thereto, including any certificates representing the Pledged Interests (including the Additional Pledged Interests), the right to request, after the occurrence and during the continuation of an Event of Default, that the Pledged Interests (including the Additional Pledged Interests) be registered in the name of Secured Party or any of its nominees, the right to receive any certificates representing any of the Pledged Interests (including any certificates representing any of the Additional Pledged Interests) and the right to require that same be delivered to Secured Party together with undated powers or assignments of investment securities with respect thereto, duly endorsed in blank by such Debtor, all warrants, options, share appreciation rights and other rights, contractual or otherwise, in respect thereof and of all dividends, distributions of income, profits, surplus or other compensation by way of income or liquidating distributions, in cash or in kind, cash, instruments and other property from time to time received, receivable or otherwise distributed in respect of or in addition to, in substitution of, on account of or in exchange for any or all of the Pledged Interests (including the Additional Pledged Interests), whether now owned or hereafter acquired by such Debtor (the Pledged Interests and any other collateral pledged pursuant to this Section 2(b) are referred to herein, collectively, as the “Pledged Collateral”).

(c) Each Debtor hereby pledges to Secured Party on behalf of the Lenders, as security for the Secured Obligations, representing a first priority continuing security interest in, lien on and right of set-off against, the deposit accounts held or controlled by such Debtor described in Schedule I hereto, and the products, proceeds and accessions thereof (the “Debtor Deposit Accounts”, together with the Additional Collateral and the Pledged Collateral, the “Collateral”).

(d) This Agreement secures the payment of all obligations of the Guarantors now or hereafter existing under and in connection with the Loan Documents and all Secured Obligations now or hereafter existing under this Agreement. Without limiting the generality of the foregoing, this Agreement additionally secures the payment of all amounts that constitute part of the Secured Obligations and would be owed by the Guarantors to the Secured Party and Lenders under and in connection with the Loan Documents but for the fact that they are unenforceable or not allowable due to the existence of a bankruptcy, reorganization or any other insolvency or similar proceeding involving any Debtor or the Borrower.

3. Delivery of Collateral. Each Debtor has delivered to and deposited with Secured Party (or will promptly (in any event within two (2) Business Days of Debtor’s receipt thereof) deliver and deposit with Secured Party the applicable certificates in accordance with Section 4) all certificates, if any, representing the Pledged Interests owned by such Debtor to the extent such Pledged Interests are represented by certificates, and undated powers endorsed in blank with respect to such certificates, in New York c/o Olshan Frome Wolosky LLP, 1325 Avenue of the Americas, New York, New York 10019, Attention: Jason Saltsberg, Esq. Each Debtor agrees that all property comprising part of the Collateral shall be accompanied by proper instruments of assignment duly executed by such Debtor, and by any such other instruments or documents as Secured Party may reasonably request. The parties hereto acknowledge and agree that the Secured Party shall file “all assets” UCC financing statements with the Delaware Secretary of State (and similar filings in other applicable jurisdictions) for the Collateral in order to perfect the security interests granted herein.

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4. Additional Pledged Interests.

(a) At all times during the Term of this Agreement, in the event that any Debtor shall receive or become entitled to receive any additional Equity Interests of any Person consisting of (i) any Equity Interests in any Subsidiaries of such Debtor formed or acquired after the date hereof, and/or Equity Interests received through a dividend or a distribution in connection with any reclassification, increase or reduction of capital, merger, consolidation, sale of assets, combination or other reorganization by virtue of such Debtor having been an owner of any of the Pledged Collateral (all of such additional Equity Interests, collectively, the “Additional Pledged Interests”), or (ii) any promissory note, instrument, or other asset (including any options, warrants, subscriptions or other rights, whether as an addition to, in substitution for, or in exchange for any of the Pledged Interests or otherwise) constituting Pledged Collateral, such Debtor agrees to deliver promptly, or authorize, as applicable (and in any event within two (2) Business Days of such Debtor’s receipt thereof), to Secured Party at the address specified in Section 3 the following: (1) with respect to any such Additional Pledged Interests or other Pledged Collateral represented by a certificate or other instrument, or any such promissory note or other instrument received, such certificate, promissory note or other instrument, together with undated powers or assignment endorsed in blank by such Debtor; and (2) a duly executed Pledge and Security Agreement Addendum in substantially the form of Exhibit A hereto (a “Pledge and Security Agreement Addendum”) identifying the Additional Pledged Interests, promissory note or other instrument or other Pledged Collateral which are pledged by such Debtor pursuant to this Agreement. Upon the execution and delivery of any Pledge and Security Agreement Addendum, any Additional Pledged Interests, promissory note or other instrument and other Pledged Collateral identified thereon shall thereafter constitute Pledged Collateral to be held by Secured Party pursuant to the terms of this Agreement.

(b) At all times during the Term of this Agreement, in the event that any distribution of any Equity Interests or other securities of any Person, regardless of class or designation, or any warrants, options, purchase rights, conversion or exchange rights, voting rights, calls or claims of any character with respect to any of the foregoing, shall be made on or in respect of the Pledged Collateral or any property shall be distributed to any Debtor upon or with respect to the Pledged Collateral pursuant to the recapitalization or reclassification of the Equity Interests or other securities of the issuer thereof or pursuant to the reorganization thereof, the property so distributed shall be delivered promptly (and in any event within two Business Days of such Debtor’s receipt thereof) by such Debtor to Secured Party to be held by it as additional collateral security for the Secured Obligations. All sums of money and property so paid or distributed in respect of the Pledged Collateral which are received by any Debtor shall, until paid or delivered to Secured Party, be held by such Debtor in trust for the benefit of Secured Party on behalf of the Lenders, segregated from such Debtor’s other property, such Debtor shall deliver it forthwith to Secured Party in the exact form received, together with the authorization to file any necessary Uniform Commercial Code financing statements or any necessary endorsement or appropriate stock or other powers or assignments duly endorsed in blank by such Debtor.

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5. Representations and Agreements of each Debtor. Each Debtor represents and agrees that:

(a) Except for (i) the security interest granted hereby, (ii) any restriction on transfer under the federal, state or provincial securities laws and (iii) any liens or security interests permitted by the Loan Agreement (collectively, the “Permitted Encumbrances”), each Debtor is and will continue to be (or, in the case of after-acquired Collateral, at the time such Debtor acquires rights in such Collateral), the owner and holder of the Collateral, free from any adverse claim, security interest, encumbrance, lien, charge, or other right, title or interest of any person. Each Debtor agrees that at all times the Collateral will be and remain free of all such adverse claims, security interests, or other liens or encumbrances, other than any Permitted Encumbrance. Each Debtor will defend the Collateral against all claims and demands (other than any Permitted Encumbrance) of all persons at any time claiming the same or any interest therein.

(b) Upon the filing of financing statements relating to the Collateral in accordance with the UCC with the Secretary of State of the State of Delaware (with respect to each Debtor), Secured Party will have a valid and perfected first priority security interest in the Collateral (to the extent a security interest therein may be perfected by the filing of a financing statement).

(c) Except as set forth on Schedule I, each Debtor has not heretofore signed any financing statement or security agreement which covers any of the Collateral, and no such financing statement or security agreement is now on file in any public office. No Debtor will enter into or execute any security agreement or any financing statement covering the Collateral, other than those security agreements and financing statements in favor of Secured Party hereunder, and each Debtor agrees that there will not be on file in any public office any financing statement or statements (or any documents or papers filed as such) covering the Collateral, other than financing statements in favor of Secured Party hereunder, unless in any case the prior written consent of Secured Party shall have been obtained.

(d) Each Debtor has full legal capacity and lawful authority to enter into this Agreement and to grant to Secured Party the first priority security interest in the Collateral as herein provided and all corporate or other action on the part of such Debtor requisite for the due execution, delivery, and performance of this Agreement has been duly and effectively taken.

(e) The execution, delivery and performance hereof are not in contravention of any agreement or undertaking to which each Debtor is a party or by which each Debtor, or its property, is bound and will not result in the imposition of any security interest or lien on any other property of any Debtor.

(f) Each Debtor’s exact legal name is as set forth on Schedule II attached hereto.

(g) The state or jurisdiction of incorporation, formation, organization or primary residence as applicable, of each Debtor is as set forth on Schedule II attached hereto.

(h) Each Debtor’s chief executive office or primary residence is as set forth on Schedule II attached hereto.

(i) The Equity Interests of the issuing entities listed on Schedule I attached hereto (including without limitation the Pledged Interests) whose Equity Interests are being pledged by each Debtor hereunder (i) are not dealt in or traded on securities exchanges or in securities markets, (ii) do not constitute investment company securities, (iii) are not held by any Person in a securities account and (iv) are not evidenced by any certificate.

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6. Rights of Secured Party and each Debtor Related to Collateral.

(a) To the extent permitted by applicable law, the Secured Party may from time to time following the occurrence and continuance of an Event of Default, but subject to the terms herein:

(i) transfer any of the Collateral into the name of the Secured Party or its nominee;

(ii) notify parties obligated on any of the Collateral to make payment to Secured Party of any amounts due or to become due thereunder;

(iii) enforce collection of any of the Collateral by suit or otherwise; surrender, release or exchange all or any part thereof, or compromise or extend or renew for any period (whether or not longer than the original period) any obligation of any nature of any party with respect thereto; and exercise all other rights of each Debtor in any of the Collateral (including, without limitation, the right to vote or exercise other consensual interests in the Collateral); and/or

(iv) take possession or control of any proceeds of the Collateral.

(b) So long as no Event of Default has occurred and is continuing, each Debtor shall have the right to receive all income from or interest on the Collateral, as applicable, other than any such income or interest which would be prohibited by the Loan Agreement (such income or interest distributed by way of a dividend or otherwise shall be promptly delivered to Secured Party to be held as additional Collateral hereunder (such delivery to be in the manner contemplated by Section 3 above)). Upon the occurrence and during the continuance of an Event of Default, no Debtor will demand or receive any income from or interest on the Collateral, as applicable, and if any Debtor receives any such income or interest without any demand by it, the same shall be held by such Debtor in trust for Secured Party in the same medium in which received, shall not be commingled with any assets of such Debtor and shall be delivered to Secured Party in the form received, properly endorsed to permit collection, not later than the second Business Day following the day of its receipt.

(c) So long as no Event of Default has occurred and is continuing, each Debtor shall be entitled, in its sole discretion without the need to notify the Secured Party, to exercise any and all voting and other consensual rights pertaining to the Collateral or any part thereof for any purpose not inconsistent with the terms or purpose of this Agreement or the Loan Agreement.

(d) In the event Secured Party shall pay any taxes, assessments, interests, costs, penalties or expenses incident to or in connection with the collection of the Collateral or protection or enforcement of the Collateral or any security therefor, each Debtor, upon demand of Secured Party, shall pay to Secured Party the full amount thereof with interest thereon from the date expended by Secured Party until repaid at a rate per annum (based on a 360-day year for the actual number of days involved) equal to fifteen percent (15%).

(e) No Debtor shall sell, assign, alienate, exchange, convey, transfer, hypothecate or otherwise dispose of or encumber any of the Pledged Interests without the prior written consent of Secured Party. No Debtor shall request, or permit, the issuance of any certificate to evidence any Equity Interests issued by a Subsidiary of such Debtor.

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7. Further Assurances; Secured Party as Agent. Each Debtor acknowledges that the Secured Party is entering into this Agreement on an expedited basis, and each Debtor agrees to take such actions and to execute such stock or bond powers and such other or different writings as Secured Party may request (and irrevocably authorizes Secured Party to execute such writings as such Debtor’s agent and attorney-in- fact) to create, preserve, perfect or validate Secured Party’s security interest in the Collateral, or to enable Secured Party to exercise or enforce its rights under this Agreement with respect to the Collateral, including (without limitation) the right to receive, indorse and collect all instruments made payable to such Debtor representing any dividend, interest payment or other distribution in respect of the Collateral or any part thereof.

8. Events of Default. The occurrence of any Event of Default pursuant to any of the Loan Documents or a breach by the Debtor of the Secured Obligations, shall constitute an “Event of Default” hereunder.

9. Rights and Remedies of Secured Party Upon Default.

(a) In addition to the rights and privileges set forth in Section 9(b) and (c) and notwithstanding anything to the contrary herein, each Debtor grants to Secured Party an IRREVOCABLE PROXY, to vote from time to time all or any part of the Pledged Interests pledged by such Debtor hereunder, in each case in any manner Secured Party deems advisable, either for or against any or all matters submitted, or which may be submitted, to a vote of shareholders, partners, or members, as the case may be, and to exercise all other rights, powers, privileges and remedies to which any such shareholders, partners, or members would be entitled (including, without limitation, giving or withholding written consents, clarifications, and waivers with respect to the Pledged Interests, calling special meetings of the holders of the Pledged Interests and voting at such meetings). The IRREVOCABLE PROXY granted hereby is effective automatically, without the necessity that any other action (including, without limitation, that any transfer of any of the Pledged Interests be recorded on the books and records of the issuer of such Pledged Interests) be taken by any Person (including each Debtor, any issuer of Pledged Interests or any officer or agent thereof), is coupled with an interest, shall be irrevocable, shall survive the bankruptcy, dissolution or winding up of such Debtor, and shall terminate at such time as the Secured Obligations shall have been paid in full; provided that, at the earlier of (i) such time as the Secured Obligations shall have been paid in full and (ii) such IRREVOCABLE PROXY is rescinded in writing by the Secured Party, such Debtor will have the right to exercise the voting and consensual rights and powers that it would otherwise be entitled to exercise with respect to its Pledged Interests and all rights of the Secured Party to vote all or any part of the Pledged Interests will cease automatically without the necessity that any other action be taken by any Person (including Secured Party or any officer or agent thereof). Each Debtor covenants and agrees that, prior to the expiration of such IRREVOCABLE PROXY and to the extent reasonably requested by Secured Party, such Debtor will reaffirm such IRREVOCABLE PROXY in a manner reasonably satisfactory to the Secured Party. The Secured Party shall not be liable for any failure of the Secured Party not to vote all or any part of any Pledged Interests pledged by each Debtor hereunder or to exercise any other rights pursuant to this Section 9(a). Notwithstanding the foregoing, Secured Party shall not exercise the IRREVOCABLE PROXY (other than in actions solely to maintain the effectiveness and enforceability of the IRREVOCABLE PROXY) set forth in this clause (a) except upon the occurrence and during the continuance of an Event of Default.

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(b) Upon the occurrence and continuance of an Event of Default, and to the extent permitted by the UCC and other applicable law:

(i) Secured Party shall have and may exercise with reference to the Collateral and the Secured Obligations any or all of the rights and remedies of a secured party under the UCC, and as otherwise granted herein or under any other applicable law or any other agreement now or hereafter in effect executed by each Debtor, including, without limitation, the right and power to sell, at public or private sale or sales, or otherwise dispose of, or otherwise utilize the Collateral and any part or parts thereof in any manner authorized or permitted under the UCC or any other applicable law after default by a debtor, and to apply the proceeds in accordance with Section 11 hereof. Without limiting the foregoing, Secured Party shall have the right to take possession of all or any part of the Collateral and of all books, records, papers and documents of each Debtor or in any of any Debtor’s possession or control relating to the Collateral which are not already in Secured Party’s possession. In addition, if permitted by applicable law, Secured Party will be entitled to appoint any Person as receiver or receiver and manager (a “Receiver”) of all or any part of the Collateral in which any Debtor has an interest, and any Receiver so appointed will have all the rights and remedies of Secured Party (except the right to appoint a Receiver). To the extent permitted by law, each Debtor expressly waives any notice of sale or other disposition of the Collateral and all other rights or remedies of such Debtor or formalities prescribed by law relative to sale or disposition of the Collateral or exercise of any other right or remedy of Secured Party existing after default hereunder; and to the extent any such notice is required and cannot be waived, each Debtor agrees that if such notice is given in the manner provided in Section 15 hereof at least five (5) days before the time of the sale or disposition, such notice shall be deemed reasonable and shall fully satisfy any requirement for giving of said notice. Secured Party shall not be obligated to make any sale of Collateral regardless of notice of sale having been given. Secured Party may adjourn any public or private sale.

(ii) Upon notice by Secured Party to each Debtor, Secured Party or its nominee or nominees shall have the sole and exclusive right to exercise all voting and consensual powers pertaining to the Collateral or any part thereof and may exercise such powers in such manner as Secured Party may elect.

(iii) All rights to marshalling of assets of each Debtor, including any such right with respect to the Collateral are hereby waived by such Debtor.

(iv) All recitals in any instrument of assignment or any other instrument executed by Secured Party incident to sale, lease, transfer, assignment or other disposition, lease or utilization of the Collateral or any part thereof under this Section 8(a) shall be full proof of the matters stated therein and no other proof shall be requisite to establish full legal propriety of the sale or other action taken by Secured Party or of any fact, condition or thing incident thereto and all prerequisites of such sale or other action or of any fact, condition or thing incident thereto shall be presumed conclusively to have been performed or to have occurred.

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(c) EACH DEBTOR HEREBY IRREVOCABLY CONSTITUTES AND APPOINTS SECURED PARTY AS THE PROXY AND ATTORNEY-IN-FACT OF SUCH DEBTOR WITH RESPECT TO THE COLLATERAL, INCLUDING, SOLELY DURING THE CONTINUANCE OF AN EVENT OF DEFAULT EVENT OF DEFAULT, (I) THE RIGHT TO TRANSFER AND REGISTER IN ITS NAME OR IN THE NAME OF ITS NOMINEE THE WHOLE OR ANY PART OF THE COLLATERAL, (II) THE RIGHT TO VOTE THE PLEDGED INTERESTS, WITH FULL POWER OF SUBSTITUTION TO DO SO, (III) THE RIGHT TO RECEIVE AND COLLECT ANY DIVIDEND OR OTHER PAYMENT OR DISTRIBUTION IN RESPECT OF OR IN EXCHANGE FOR THE COLLATERAL OR ANY PORTION THEREOF, TO GIVE FULL DISCHARGE FOR THE SAME AND TO INDORSE ANY INSTRUMENT MADE PAYABLE TO SUCH DEBTOR FOR SAME, (IV) THE RIGHT TO EXERCISE ALL OTHER RIGHTS, POWERS, PRIVILEGES AND REMEDIES TO WHICH A HOLDER OF THE COLLATERAL WOULD BE ENTITLED (INCLUDING, WITH RESPECT TO THE PLEDGED INTERESTS, GIVING OR WITHHOLDING WRITTEN CONSENTS OF MEMBERS, CALLING SPECIAL MEETINGS OF MEMBERS AND VOTING AT SUCH MEETINGS), AND (V) THE RIGHT TO TAKE ANY ACTION AND TO EXECUTE ANY INSTRUMENT WHICH AGENT MAY DEEM NECESSARY OR ADVISABLE TO ACCOMPLISH THE PURPOSES OF THIS AGREEMENT. THE APPOINTMENT OF SECURED PARTY AS PROXY AND ATTORNEY-IN- FACT IS COUPLED WITH AN INTEREST AND SHALL BE IRREVOCABLE UNTIL THE TERMINATION OF THIS AGREEMENT. SUCH PROXY SHALL BE EFFECTIVE, AUTOMATICALLY AND WITHOUT THE NECESSITY OF ANY ACTION (INCLUDING ANY TRANSFER OF ANY PLEDGED INTERESTS ON THE RECORD BOOKS OF THE ISSUER THEREOF) BY ANY PERSON (INCLUDING THE ISSUER OF THE PLEDGED INTERESTS OR ANY OFFICER OR AGENT THEREOF). NOTWITHSTANDING THE FOREGOING, SECURED PARTY SHALL NOT HAVE ANY DUTY TO EXERCISE ANY SUCH RIGHT OR TO PRESERVE THE SAME AND SHALL NOT BE LIABLE FOR ANY FAILURE TO DO SO OR FOR ANY DELAY IN DOING SO.

(d) Secured Party shall never be under any obligation to collect, attempt to collect, protect or enforce the Collateral, which each Debtor agrees and undertake to do at its expense, but Secured Party may do so in its discretion at any time after the occurrence of an Event of Default. All expenses (including, without limitation, attorneys’ fees and expenses) incurred or paid by Secured Party in connection with or incident to any such collection or attempt to collect the Collateral or actions to protect or enforce the Collateral shall be borne by each Debtor or reimbursed by any Debtor to Secured Party upon demand.

(e) The Secured Party will act in good faith and in a commercially reasonable manner and in accordance with the requirements of the UCC in the exercise of any of its rights and remedies hereunder.

10. Special Provisions. Each Debtor hereby acknowledges that the sale by Secured Party of any Pledged Interests resulting from an exercise by Secured Party of its rights hereunder must be made in compliance with the Securities Act of 1933 (the “Securities Act”), as well as any applicable Blue Sky or other state or provincial securities laws that may impose limitations as to the manner in which Secured Party or any other person may dispose of securities. Each Debtor acknowledges that any sale or disposition contemplated pursuant hereto may be at prices and on terms less favorable to Secured Party than those obtainable through a public sale without any applicable restrictions, and, notwithstanding such circumstances, each Debtor agrees that any such sale or other disposition shall be deemed to have been made in a commercially reasonable manner. Secured Party shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for any period of time; and each Debtor waives any claims against Secured Party arising by reason of the fact that the price that might have been obtainable in a public sale was greater than the price obtained in any such sale or disposition pursuant hereto, even if Secured Party accepts the first offer received and does not offer the Collateral to more than one offeree.

11. Application of Proceeds. In the event Secured Party sells or otherwise disposes of the Collateral in the course of exercising the remedies provided for in this Agreement, any amounts held, realized or received by Secured Party pursuant to the provisions hereof, including the proceeds of the sale of any of the Collateral or any part thereof, shall be applied by Secured Party first toward the payment of any costs and expenses incurred by Secured Party in enforcing this Agreement, in realizing on or protecting any Collateral and in enforcing or collecting any Secured Obligations or any guaranty thereof, including, without limitation, the actual attorneys’ fees and expenses incurred by Secured Party, all of which costs and expenses each Debtor agrees to pay, and then to such other Secured Obligations in such order as Secured Party may elect. Any amounts and any Collateral remaining after such application and after payment to Secured Party of satisfaction of all of the Secured Obligations in full shall be paid or delivered to each Debtor, its successor or assigns, or as a court of competent jurisdiction may direct.

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12. Care of Collateral. Secured Party shall be deemed to have exercised reasonable care in the custody and preservation of the Collateral in its possession if the Collateral is accorded treatment substantially equal to that which Secured Party accords its own property, it being understood that Secured Party shall not have any responsibility for (i) ascertaining or taking action with respect to calls, conversions, exchanges, maturities, tenders or other matters relative to any Collateral, whether or not Secured Party has or is deemed to have knowledge of such matters, or (ii) taking any necessary steps to preserve rights against any parties with respect to any Collateral. Prior to an Event of Default, Secured Party agrees to follow each Debtor’s reasonable instructions in connection with any action with respect to the Collateral, provided that such action is not prohibited hereby and such action would not impair the value or liquidity of the Collateral (or the relationship between the Collateral and the Secured Obligations).

13. Termination. This Agreement and the security interest created hereunder shall terminate upon such date on which all the Secured Obligations have been paid in full. Upon termination hereof, Secured Party shall execute and deliver (and file all instruments, terminations, and certificates) to each Debtor all documents which such Debtor shall reasonably request to evidence termination of such security interest and shall return physical possession of any Collateral then held by Secured Party to such Debtor; provided, however, that all indemnities of each Debtor contained in this Agreement shall survive, and remain in full force and effect regardless of the termination of the security interest or this Agreement. Notwithstanding the foregoing, this Agreement and the security interest granted hereunder shall be reinstated if at any time any payment or delivery pursuant to an Obligation, in whole or in part, is rescinded or must otherwise be returned by Secured Party under the application of the Bankruptcy Code or any other Debtor Law, all as though such payment or delivery had not been made.

14. Additional Information. Each Debtor agrees to furnish Secured Party from time to time with such additional information and copies of such documents relating to this Agreement and the Collateral, as Secured Party may reasonably request.

15. Notices. Any communication, notice or demand to be given hereunder shall be given in accordance with the Loan Agreement.

16. Indemnity and Expenses. Each Debtor agrees to indemnify Secured Party from and against any and all claims, losses and liabilities growing out of or resulting from this Agreement (including, without limitation, enforcement of any rights under this Agreement, and any claims or demands of any persons at any time claiming the Collateral or any interest therein), except claims, losses or liabilities resulting from Secured Party’s gross negligence or willful misconduct. Each Debtor agrees to pay on demand all out-of- pocket expenses (including the reasonable documented fees and expenses of Secured Party’s legal counsel, experts and agents) in any way relating to the monitoring, administration, enforcement or protection of the rights of Secured Party hereunder.

17. No Waiver; Cumulative Rights. No failure on the part of Secured Party to exercise, and no delay in exercising, any right, remedy or power hereunder shall operate as a waiver thereof, nor shall any single or partial exercise by Secured Party of any right, remedy or power hereunder preclude any other or future exercise of any other right, remedy or power. Each and every right, remedy and power hereby granted to Secured Party or allowed it by law or other agreement shall be cumulative and not exclusive of any other, and may be exercised by Secured Party from time to time.

18. Applicable Law. Except to the extent that the laws of a particular province provide that its laws apply to the validity of security interests in particular collateral, this Agreement and the rights and obligations of the parties hereunder shall be governed by, and construed in accordance with, the laws of the State of New York applicable to contracts made and to be performed entirely within such state without regards to the conflict of laws principles thereof other than mandatory provisions of law.

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19. Assignment; Binding Effect; Benefit. The rights and obligations of the parties under this Agreement are not assignable without the prior written consent of the other parties, except that Secured Party may assign all or any of its rights and benefits hereunder, and may delegate all or any of its obligations or liabilities (whether by assignment, merger, liquidation or otherwise), and upon any such assignment, Secured Party’s rights, benefits, obligations and liabilities shall automatically cease. Subject to the immediately preceding sentence, this Agreement will be binding upon, inure to the benefit of and be enforceable by the parties and their respective successors and assigns. Nothing in this Agreement, expressed or implied, is intended to confer on any person other than the parties and their respective successors and assigns, any rights, remedies, obligations or liabilities under or by reason of this Agreement.

20. Third Party Rights. The obligations or rights of each Debtor or the Secured Party of any nature under the terms of this Agreement do not confer any right or benefit upon any unrelated third-party (individual or entity) that is not party to this Agreement, including, without limitation, any third-party creditor of any Debtor or the Secured Party.

21. Execution in Counterparts. This Agreement may be executed in any number of counterparts, each of which shall be an original, but such counterparts shall together constitute but one and the same instrument.

[remainder of page intentionally blank]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

[Signature Page Follows]

[Signature Page to Pledge and Security Agreement – Guarantors]

SECURED PARTY:

ARMISTICE CAPITAL MASTER FUND LTD.,
a Cayman Islands exempted company

By:
Name:
Title:

[Signature Page to Pledge and Security Agreement – Guarantors]

IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed as of the date first above written.

[Signature Pages Follow]

[Signature Page to Pledge and Security Agreement – Guarantors]

DEBTOR:

SLINGER BAG AMERICAS INC.,
a Delaware corporation, as Guarantor and Debtor

Name:
Title:

SLINGER BAG CANADA INC.,
an Ontario corporation, as Guarantor and Debtor

Name:
Title:

SLINGER BAG LIMITED,
an Israeli corporation, as Guarantor and Debtor

Name:
Title:

SLINGER BAG AUSTRALIA PTY LTD,
an Australian corporation, as Guarantor and Debtor

Name:
Title:

[Signature Page to Pledge and Security Agreement – Guarantors]

SCHEDULE I

PLEDGED INTERESTS

SCHEDULE II

DEBTOR INFORMATION

EXHIBIT E

Form of Warrant

NEITHER THIS SECURITY NOR THE SECURITIES INTO WHICH THIS SECURITY IS EXERCISABLE HAVE BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY AND THE SECURITIES ISSUABLE UPON EXERCISE OF THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN SECURED BY SUCH SECURITIES.

COMMON STOCK PURCHASE WARRANT

CONNEXA SPORTS TECHNOLOGIES INC.

WARRANT SHARES: [  ]1

Issue Date: January 6, 2023

THIS COMMON STOCK PURCHASE WARRANT (the “Warrant”) certifies that, for value received, Armistice Capital Master Fund Ltd., a Cayman Islands exempted company, or its assigns (the “Holder”) is entitled, upon the terms and subject to the limitations on exercise and the conditions hereinafter set forth, at any time on or after the date Shareholder Approval is received and effective (the “Initial Exercise Date”) and on or prior to 5:00 p.m. (New York City time) on the five and one half year anniversary of the Initial Exercise Date (the “Termination Date”), but not thereafter, to subscribe for and purchase from Connexa Sports Technologies Inc., a Delaware corporation (the “Company”), [ ] shares, par value $0.001 per share (the “Common Stock”) (as subject to adjustment hereunder, the “Warrant Shares”). The purchase price of one share of Common Stock under this Warrant shall be equal to the Exercise Price, as defined in Section 2(b).

Section 1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings set forth in that certain Loan and Security Agreement (the “Loan Agreement”), dated January 6, 2023, among the Company and the Holder signatory thereto.

Section 2. Exercise.

a) Exercise of Warrant. Exercise of the purchase rights represented by this Warrant may be made in whole or in part, at any time or times on or after the Initial Exercise Date and on or before the Termination Date, by delivery to the Company of a duly executed facsimile copy (or.pdf copy via e-mail attachment) of the Notice of Exercise in the form annexed hereto as Exhibit A (the “Notice of Exercise”). Within the earlier of (i) two (2) days in which any of the principal markets or exchanges on which the Common Stock is listed or quoted for trading (a “Trading Market”) is open for trading (“Trading Days”) and (ii) the number of Trading Days comprising the Standard Settlement Period (as defined in Section 2(d)(i) herein) following the date of exercise as aforesaid, the Holder shall deliver the aggregate Exercise Price for the Warrant Shares specified in the applicable Notice of Exercise by wire transfer drawn on a United States bank unless the cashless exercise procedure specified in Section 2(c) below is specified in the applicable Notice of Exercise. No ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise be required. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company until the Holder has purchased all of the Warrant Shares available hereunder and the Warrant has been exercised in full, in which case, the Holder shall surrender this Warrant to the Company for cancellation within three (3) Trading Days of the date on which the final Notice of Exercise is delivered to the Company. Partial exercises of this Warrant resulting in purchases of a portion of the total number of Warrant Shares available hereunder shall have the effect of lowering the outstanding number of Warrant Shares purchasable hereunder in an amount equal to the applicable number of Warrant Shares purchased. The Holder and the Company shall maintain records showing the number of Warrant Shares purchased and the date of such purchases. The Company shall deliver any objection to any Notice of Exercise within one (1) Trading Day of receipt of such notice. The Holder and any assignee, by acceptance of this Warrant, acknowledge and agree that, by reason of the provisions of this paragraph, following the purchase of a portion of the Warrant Shares hereunder, the number of Warrant Shares available for purchase hereunder at any given time may be less than the amount stated on the face hereof.

1 Number of Warrant Shares to be $2,000,000 divided by the closing price per share of Common Stock on the date of the Initial Advance to the Company by the Holder pursuant to the Loan Agreement multiplied by two (2).

b) Exercise Price. The exercise price per share of Common Stock under this Warrant shall be [ ]3, subject to adjustment hereunder (the “Exercise Price”).

Notwithstanding anything herein to the contrary, upon each of (i) any date that the Company undertakes a reverse stock split (each such date on which such reverse stock split occurs and is effective as to the Common Stock, a “Reverse Stock Split Date”) and (ii) the date that Shareholder Approval is obtained and deemed effective (the “Shareholder Approval Date”), (A) as to the Shareholder Approval Date, the Exercise Price shall be reduced, and only reduced, to the lesser of (W) the then Exercise Price and (X) the average of the five (5) VWAPs immediately prior to the Shareholder Approval Date (the “Shareholder Reset Exercise Price”, which shall thereafter be the new Exercise Price, subject to further adjustment hereunder, and such five (5) Trading Day period shall be referred to herein as a “Shareholder Measurement Period”), and (B) as to each Reverse Stock Split Date, the Exercise Price shall be reduced, and only reduced, to the lesser of (Y) the then Exercise Price and (Z) the average of the five (5) VWAPs immediately following the Reverse Stock Split (each, a “Reverse Reset Exercise Price” and together with the Shareholder Reset Exercise Price, each a “Reset Exercise Price”), which shall thereafter be referred to herein as a “Reverse Measurement Period” and collectively with the Shareholder Measurement Period, each a “Measurement Period”. The Company shall notify each Holder of the applicable adjustment to the Exercise Price as of such date (each notice, a “Reset Date Adjustment Notice”). For purposes of clarification, whether or not the Company provides a Reset Date Adjustment Notice pursuant to this Section 2(b), each Holder shall receive a number of Warrant Shares based upon the Exercise Price as adjusted pursuant to this Section, regardless of whether a Holder accurately refers to such price in any Notice of Exercise. Any adjustment to the Exercise Price pursuant to this Section shall be effective retroactively to the first Trading Day during such Measurement Period.

c) Cashless Exercise. If on or after the Initial Exercise Date, there is no effective registration statement registering, or no current prospectus available for the resale of the Warrant Shares by the Holder, then this Warrant may be exercised, in whole or in part, at such time by means of a “cashless exercise” in which the Holder shall be entitled to receive a number of Warrant Shares determined according to the following formula (a “Cashless Exercise”):

Net Number	=	(A x B) - (A x C)
B

For purposes of the foregoing formula:

(A) = the total number of shares with respect to which this Warrant is then being exercised.

(B) = as applicable: (i) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise if such Notice of Exercise is (1) both executed and delivered pursuant to Section 2(a) hereof on a day that is not a Trading Day or (2) both executed and delivered pursuant to Section 2(a) hereof on a Trading Day prior to the opening of “regular trading hours” (as defined in Rule 600(b)(77) of Regulation NMS promulgated under the federal securities laws) on such Trading Day, (ii) at the option of the Holder, either (y) the VWAP on the Trading Day immediately preceding the date of the applicable Notice of Exercise or (z) the Bid Price of the Common Stock on the principal Trading Market as reported by Bloomberg L.P. as of the time of the Holder’s execution of the applicable Notice of Exercise if such Notice of Exercise is executed during “regular trading hours” on a Trading Day and is delivered within two (2) hours thereafter (including until two (2) hours after the close of “regular trading hours” on a Trading Day) pursuant to Section 2(a) hereof or (iii) the VWAP on the date of the applicable Notice of Exercise if the date of such Notice of Exercise is a Trading Day and such Notice of Exercise is both executed and delivered pursuant to Section 2(a) hereof after the close of “regular trading hours” on such Trading Day; and

2 The exercise price per share of Common Stock under this Warrant is determined by the closing price per share of Common Stock on the date of the Initial Advance to the Company by the Holder pursuant to the Loan Agreement.

(C) = the Exercise Price then in effect for the applicable Warrant Shares at the time of such exercise.

If Warrant Shares are issued in such a cashless exercise, the parties acknowledge and agree that in accordance with Section 3(a)(9) of the Securities Act, the Warrant Shares shall take on the registered characteristics of the Warrants being exercised. The Company agrees not to take any position contrary to this Section 2(c). Notwithstanding anything to the contrary, without limiting the rights of the Holder to receive cash payments pursuant to Section 2(d)(i) and Section 2(d)(iv) herein, in the event the Company does not have or maintain an effective registration statement at the time of exercise of this Warrant, there are no circumstances that would require the Company to make any cash payments or net cash settle the purchase warrants to the holders.

“Bid Price” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the bid price of the Common Stock for the time in question (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if Nasdaq is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on Nasdaq as applicable, (c) if the Common Stock is not then listed or quoted for trading on Nasdaq or another national equities exchange, and if prices for the Common Stock are then reported on an OTC market or the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

“VWAP” means, for any date, the price determined by the first of the following clauses that applies: (a) if the Common Stock is then listed or quoted on a Trading Market, the daily volume weighted average price of the Common Stock for such date (or the nearest preceding date) on the Trading Market on which the Common Stock is then listed or quoted as reported by Bloomberg L.P. (based on a Trading Day from 9:30 a.m. (New York City time) to 4:02 p.m. (New York City time)), (b) if Nasdaq is not a Trading Market, the volume weighted average price of the Common Stock for such date (or the nearest preceding date) on Nasdaq as applicable, (c) if the Common Stock is not then listed or quoted for trading on Nasdaq or another national equities exchange, and if prices for the Common Stock are then reported on an OTC market or the Pink Open Market (or a similar organization or agency succeeding to its functions of reporting prices), the most recent bid price per share of Common Stock so reported, or (d) in all other cases, the fair market value of a share of Common Stock as determined by an independent appraiser selected in good faith by the Holders of a majority in interest of the securities then outstanding and reasonably acceptable to the Company, the fees and expenses of which shall be paid by the Company.

d) Mechanics of Exercise.

i. Delivery of Warrant Shares Upon Exercise. The Company shall cause the Warrant Shares purchased hereunder to be transmitted by the transfer agent designated by the Company to the Holder by crediting the account of the Holder’s or its designee’s balance account with The Depository Trust Company through its Deposit or Withdrawal at Custodian system (“DWAC”) if the Company is then a participant in such system and either (A) there is an effective registration statement permitting the issuance of the Warrant Shares to or resale of the Warrant Shares by the Holder or (B) the Warrant Shares are eligible for resale by the Holder without volume or manner-of-sale limitations pursuant to Rule 144 (assuming cashless exercise of the Warrants), and otherwise by physical delivery of a certificate, registered in the Company’s share register in the name of the Holder or its designee, for the number of Warrant Shares to which the Holder is entitled pursuant to such exercise to the address specified by the Holder in the Notice of Exercise by the date that is the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period after the delivery to the Company of the Notice of Exercise (such date, the “Warrant Share Delivery Date”). Upon delivery of the Notice of Exercise, the Holder shall be deemed for all corporate purposes to have become the holder of record of the Warrant Shares with respect to which this Warrant has been exercised, irrespective of the date of delivery of the Warrant Shares, provided that payment of the aggregate Exercise Price (other than in the case of a cashless exercise) is received within the earlier of (i) two (2) Trading Days and (ii) the number of Trading Days comprising the Standard Settlement Period following delivery of the Notice of Exercise. If the Company fails for any reason to deliver to the Holder the Warrant Shares subject to a Notice of Exercise by the Warrant Share Delivery Date, the Company shall pay to the Holder, in cash, as liquidated damages and not as a penalty, for each $1,000 of Warrant Shares subject to such exercise (based on the VWAP of the Common Stock on the date of the applicable Notice of Exercise), $10 per Trading Day (increasing to $20 per Trading Day on the fifth Trading Day after such liquidated damages begin to accrue) for each Trading Day after such Warrant Share Delivery Date until such Warrant Shares are delivered or Holder rescinds such exercise. The Company agrees to maintain a transfer agent that is a participant in the FAST program so long as this Warrant remains outstanding and exercisable. As used herein, “Standard Settlement Period” means the standard settlement period, expressed in a number of Trading Days, on the Company’s primary Trading Market with respect to the Common Stock as in effect on the date of delivery of the Notice of Exercise.

ii. Delivery of New Warrants Upon Exercise. If this Warrant shall have been exercised in part, the Company shall, at the request of a Holder and upon surrender of this Warrant certificate, at the time of delivery of the Warrant Shares, deliver to the Holder a new Warrant evidencing the rights of the Holder to purchase the unpurchased Warrant Shares called for by this Warrant, which new Warrant shall in all other respects be identical with this Warrant.

iii. Rescission Rights. If the Company fails to cause the transfer agent to transmit to the Holder the Warrant Shares pursuant to Section 2(d)(i) by the Warrant Share Delivery Date, then the Holder will have the right to rescind such exercise.

iv. Compensation for Buy-In on Failure to Timely Deliver Warrant Shares Upon Exercise. In addition to any other rights available to the Holder, if the Company fails to cause the transfer agent to transmit to the Holder the Warrant Shares in accordance with the provisions of Section 2(d)(i) above pursuant to an exercise on or before the Warrant Share Delivery Date, and if after such date the Holder is required by its broker to purchase (in an open market transaction or otherwise) or the Holder’s brokerage firm otherwise purchases, shares of Common Stock to deliver in satisfaction of a sale by the Holder of the Warrant Shares which the Holder anticipated receiving upon such exercise (a “Buy-In”), then the Company shall (A) pay in cash to the Holder the amount, if any, by which (x) the Holder’s total purchase price (including brokerage commissions, if any) for the shares of Common Stock so purchased exceeds (y) the amount obtained by multiplying (1) the number of Warrant Shares that the Company was required to deliver to the Holder in connection with the exercise at issue times (2) the price at which the sell order giving rise to such purchase obligation was executed, and (B) at the option of the Holder, either reinstate the portion of the Warrant and equivalent number of Warrant Shares for which such exercise was not honored (in which case such exercise shall be deemed rescinded) or deliver to the Holder the number of shares of Common Stock that would have been issued had the Company timely complied with its exercise and delivery obligations hereunder. For example, if the Holder purchases Common Stock having a total purchase price of $11,000 to cover a Buy-In with respect to an attempted exercise of shares of Common Stock with an aggregate sale price giving rise to such purchase obligation of $10,000, under clause (A) of the immediately preceding sentence the Company shall be required to pay the Holder $1,000. The Holder shall provide the Company written notice indicating the amounts payable to the Holder in respect of the Buy-In and, upon request of the Company, evidence of the amount of such loss. Nothing herein shall limit a Holder’s right to pursue any other remedies available to it hereunder, at law or in equity including, without limitation, a decree of specific performance and/or injunctive relief with respect to the Company’s failure to timely deliver shares of Common Stock upon exercise of the Warrant as required pursuant to the terms hereof.

v. No Fractional Shares or Scrip. No fractional shares or scrip representing fractional shares shall be issued upon the exercise of this Warrant. As to any fraction of a share which the Holder would otherwise be entitled to purchase upon such exercise, the Company shall, at its election, either pay a cash adjustment in respect of such final fraction in an amount equal to such fraction multiplied by the Exercise Price or round up to the next whole share.

vi. Charges, Taxes and Expenses. Issuance of Warrant Shares shall be made without charge to the Holder for any issue or transfer tax or other incidental expense in respect of the issuance of such Warrant Shares, all of which taxes and expenses shall be paid by the Company, and such Warrant Shares shall be issued in the name of the Holder or in such name or names as may be directed by the Holder; provided, however, that in the event that Warrant Shares are to be issued in a name other than the name of the Holder, this Warrant when surrendered for exercise shall be accompanied by the Assignment Form attached hereto duly executed by the Holder and the Company may require, as a condition thereto, the payment of a sum sufficient to reimburse it for any transfer tax incidental thereto. The Company shall pay all transfer agent fees required for same-day processing of any Notice of Exercise and all fees to the Depository Trust Company (or another established clearing corporation performing similar functions) required for same-day electronic delivery of the Warrant Shares.

vii. Closing of Books. The Company will not close its stockholder books or records in any manner which prevents the timely exercise of this Warrant, pursuant to the terms hereof.

e) Holder’s Exercise Limitations. The Company shall not effect any exercise of this Warrant, and a Holder shall not have the right to exercise any portion of this Warrant, pursuant to Section 2 or otherwise, to the extent that after giving effect to such issuance after exercise as set forth on the applicable Notice of Exercise, the Holder (together with the Holder’s Affiliates, and any other Persons acting as a group together with the Holder or any of the Holder’s Affiliates (such Persons, “Attribution Parties”)), would beneficially own in excess of the Beneficial Ownership Limitation (as defined below). For purposes of the foregoing sentence, the number of shares of Common Stock beneficially owned by the Holder and its Affiliates and Attribution Parties shall include the number of shares of Common Stock issuable upon exercise of this Warrant with respect to which such determination is being made, but shall exclude the number of shares of Common Stock which would be issuable upon (i) exercise of the remaining, nonexercised portion of this Warrant beneficially owned by the Holder or any of its Affiliates or Attribution Parties and (ii) exercise or conversion of the unexercised or nonconverted portion of any other securities of the Company (including, without limitation, any other securities of the Company or its subsidiaries which would entitle the holder thereof to acquire at any time Common Stock, including, without limitation, any debt, preferred stock, right, option, warrant, or other instrument that is at any time convertible into or exercisable or exchangeable for, or otherwise entitles the holder thereof to receive, Common Stock (collectively, “Common Stock Equivalents”),) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder or any of its Affiliates or Attribution Parties. Except as set forth in the preceding sentence, for purposes of this Section 2(e), beneficial ownership shall be calculated in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder, it being acknowledged by the Holder that the Company is not representing to the Holder that such calculation is in compliance with Section 13(d) of the Exchange Act and the Holder is solely responsible for any schedules required to be filed in accordance therewith. To the extent that the limitation contained in this Section 2(e) applies, the determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable shall be in the sole discretion of the Holder, and the submission of a Notice of Exercise shall be deemed to be the Holder’s determination of whether this Warrant is exercisable (in relation to other securities owned by the Holder together with any Affiliates and Attribution Parties) and of which portion of this Warrant is exercisable, in each case subject to the Beneficial Ownership Limitation, and the Company shall have no obligation to verify or confirm the accuracy of such determination. In addition, a determination as to any group status as contemplated above shall be determined in accordance with Section 13(d) of the Exchange Act and the rules and regulations promulgated thereunder. For purposes of this Section 2(e), in determining the number of outstanding shares of Common Stock, a Holder may rely on the number of outstanding shares of Common Stock as reflected in (A) the Company’s most recent periodic or annual report filed with the Commission, as the case may be, (B) a more recent public announcement by the Company or (C) a more recent written notice by the Company or the transfer agent setting forth the number of shares of Common Stock outstanding. Upon the written or oral request of a Holder, the Company shall within one (1) Trading Day confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to the conversion or exercise of securities of the Company, including this Warrant, by the Holder or its Affiliates or Attribution Parties since the date as of which such number of outstanding shares of Common Stock was reported. The “Beneficial Ownership Limitation” shall be 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock issuable upon exercise of this Warrant. The Holder, upon notice to the Company, may increase or decrease the Beneficial Ownership Limitation provisions of this Section 2(e), provided that the Beneficial Ownership Limitation in no event exceeds 9.99% of the number of the shares of Common Stock outstanding immediately after giving effect to the issuance of shares of Common Stock upon exercise of this Warrant held by the Holder and the provisions of this Section 2(e) shall continue to apply. Any increase in the Beneficial Ownership Limitation will not be effective until the 61st day after such notice is delivered to the Company. The provisions of this paragraph shall be construed and implemented in a manner otherwise than in strict conformity with the terms of this Section 2(e) to correct this paragraph (or any portion hereof) which may be defective or inconsistent with the intended Beneficial Ownership Limitation herein contained or to make changes or supplements necessary or desirable to properly give effect to such limitation. In addition to the beneficial ownership limitations provided in this Warrant, the sum of the number of shares of Common Stock that may be issued under this Warrant, shall be limited to 19.99% of the Company’s outstanding shares of Common Stock as of the Issuance Date (the “Exchange Cap”), unless Shareholder Approval is obtained by the Company to issue more than the Exchange Cap. The Exchange Cap shall be appropriately adjusted for any reorganization, recapitalization, non-cash dividend, stock split (including forward and reverse), or other similar transaction. The limitations contained in this paragraph shall apply to a successor holder of this Warrant. The limitations contained in this paragraph shall apply to a successor holder of this Warrant.

Section 3. Certain Adjustments.

a) Stock Dividends and Splits. If the Company, at any time while this Warrant is outstanding: (i) pays a stock dividend or otherwise makes a distribution or distributions on shares of its Common Stock or any other equity or equity equivalent securities payable in shares of Common Stock (which, for avoidance of doubt, shall not include any shares of Common Stock issued by the Company upon exercise of this Warrant), (ii) subdivides outstanding shares of Common Stock into a larger number of shares, (iii) combines (including by way of reverse stock split) outstanding shares of Common Stock into a smaller number of shares, or (iv) issues by reclassification of shares of Common Stock any shares of capital stock of the Company, then in each case the Exercise Price shall be multiplied by a fraction of which the numerator shall be the number of shares of Common Stock (excluding treasury shares, if any) outstanding immediately before such event and of which the denominator shall be the number of shares of Common Stock outstanding immediately after such event, and the number of shares issuable upon exercise of this Warrant shall be proportionately adjusted such that the aggregate Exercise Price of this Warrant shall remain unchanged. Any adjustment made pursuant to this Section 3(a) shall become effective immediately after the record date for the determination of stockholders entitled to receive such dividend or distribution and shall become effective immediately after the effective date in the case of a subdivision, combination or re-classification.

b) Subsequent Equity Sales. If the Company or any Subsidiary thereof, as applicable, at any time while this Warrant is outstanding, shall sell, enter into an agreement to sell, or grant any option to purchase, or sell or grant any right to reprice, or otherwise dispose of or issue (or announce any offer, sale, grant or any option to purchase or other disposition) any Common Stock or Common Stock Equivalents, at an effective price per share less than the Exercise Price then in effect (such lower price, the “Base Share Price” and such issuances collectively, a “Dilutive Issuance”) (it being understood and agreed that if the holder of the Common Stock or Common Stock Equivalents so issued shall at any time, whether by operation of purchase price adjustments, reset provisions, floating conversion, exercise or exchange prices or otherwise, or due to warrants, options or rights per share which are issued in connection with such issuance, be entitled to receive shares of Common Stock at an effective price per share that is less than the Exercise Price, such issuance shall be deemed to have occurred for less than the Exercise Price on such date of the Dilutive Issuance at such effective price), then simultaneously with the consummation (or, if earlier, the announcement) of each Dilutive Issuance the Exercise Price shall be reduced and only reduced to equal the Base Share Price and the number of Warrant Shares issuable hereunder shall be increased such that the aggregate Exercise Price payable hereunder, after taking into account the decrease in the Exercise Price, shall be equal to the aggregate Exercise Price prior to such adjustment. Notwithstanding the foregoing, no adjustments shall be made, paid or issued under this Section 3(b) in respect of an Exempt Issuance. The Company shall notify the Holder, in writing, no later than the Trading Day following the issuance or deemed issuance of any Common Stock or Common Stock Equivalents subject to this Section 3(b), indicating therein the applicable issuance price, or applicable reset price, exchange price, conversion price and other pricing terms (such notice, the “Dilutive Issuance Notice”). For purposes of clarification, whether or not the Company provides a Dilutive Issuance Notice pursuant to this Section 3(b), upon the occurrence of any Dilutive Issuance, the Holder is entitled to receive a number of Warrant Shares based upon the Base Share Price regardless of whether the Holder accurately refers to the Base Share Price in the Notice of Exercise. If the Company enters into a Variable Rate Transaction, the Company shall be deemed to have issued Common Stock or Common Stock Equivalents at the lowest possible price, conversion price or exercise price at which such securities may be issued, converted or exercised.

c) Subsequent Rights Offerings. In addition to any adjustments pursuant to Section 3(a) above, if at any time the Company grants, issues or sells any Common Stock Equivalents or rights to purchase stock, warrants, securities or other property pro rata to the record holders of any class of shares of Common Stock (the “Purchase Rights”), then the Holder will be entitled to acquire, upon the terms applicable to such Purchase Rights, the aggregate Purchase Rights which the Holder could have acquired if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date on which a record is taken for the grant, issuance or sale of such Purchase Rights, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the grant, issue or sale of such Purchase Rights (provided, however, that to the extent that the Holder’s right to participate in any such Purchase Right would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Purchase Right to such extent (or beneficial ownership of such shares of Common Stock as a result of such Purchase Right to such extent) and such Purchase Right to such extent shall be held in abeyance for the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

d) Pro Rata Distributions. During such time as this Warrant is outstanding, if the Company shall declare or make any dividend or other distribution of its assets (or rights to acquire its assets) to holders of shares of Common Stock, by way of return of capital or otherwise (including, without limitation, any distribution of cash, stock or other securities, property or options by way of a dividend, spin off, reclassification, corporate rearrangement, scheme of arrangement or other similar transaction) (a “Distribution”), at any time after the issuance of this Warrant, then, in each such case, the Holder shall be entitled to participate in such Distribution to the same extent that the Holder would have participated therein if the Holder had held the number of shares of Common Stock acquirable upon complete exercise of this Warrant (without regard to any limitations on exercise hereof, including without limitation, the Beneficial Ownership Limitation) immediately before the date of which a record is taken for such Distribution, or, if no such record is taken, the date as of which the record holders of shares of Common Stock are to be determined for the participation in such Distribution (provided, however, to the extent that the Holder’s right to participate in any such Distribution would result in the Holder exceeding the Beneficial Ownership Limitation, then the Holder shall not be entitled to participate in such Distribution to such extent (or in the beneficial ownership of any shares of Common Stock as a result of such Distribution to such extent) and the portion of such Distribution shall be held in abeyance for the benefit of the Holder until such time, if ever, as its right thereto would not result in the Holder exceeding the Beneficial Ownership Limitation).

e) Fundamental Transaction. Fundamental Transaction. If, at any time while this Warrant is outstanding, (i) the Company, directly or indirectly, in one or more related transactions effects any merger or consolidation of the Company with or into another Person, (ii) the Company, directly or indirectly, effects any sale, lease, license, assignment, transfer, conveyance or other disposition of all or substantially all of its assets (other than in connection with an inventory financing transaction) in one or a series of related transactions, (iii) any, direct or indirect, purchase offer, tender offer or exchange offer (whether by the Company or another Person) is completed pursuant to which holders of shares of Common Stock are permitted to sell, tender or exchange their shares for other securities, cash or property and has been accepted by the holders of 50% or more of the outstanding shares of Common Stock, (iv) the Company, directly or indirectly, in one or more related transactions effects any reclassification, reorganization or recapitalization of the shares of Common Stock or any compulsory share exchange pursuant to which the shares of Common Stock are effectively converted into or exchanged for other securities, cash or property, or (v) the Company, directly or indirectly, in one or more related transactions consummates a stock or share purchase agreement or other business combination (including, without limitation, a reorganization, recapitalization, spin-off, merger or scheme of arrangement) with another Person or group of Persons whereby such other Person or group acquires more than 50% of the outstanding shares of Common Stock (each a “Fundamental Transaction”), then, upon any subsequent exercise of this Warrant, the Holder shall have the right to receive, for each Warrant Share that would have been issuable upon such exercise immediately prior to the occurrence of such Fundamental Transaction, at the option of the Holder (without regard to any limitation in Section 2(e) on the exercise of this Warrant), the number of shares of Common Stock of the successor or acquiring corporation or of the Company, if it is the surviving corporation, and any additional consideration (the “Alternate Consideration”) receivable as a result of such Fundamental Transaction by a holder of the number of shares of Common Stock for which this Warrant is exercisable immediately prior to such Fundamental Transaction (without regard to any limitation in Section 2(e) on the exercise of this Warrant). For purposes of any such exercise, the determination of the Exercise Price shall be appropriately adjusted to apply to such Alternate Consideration based on the amount of Alternate Consideration issuable in respect of one share of Common Stock in such Fundamental Transaction, and the Company shall apportion the Exercise Price among the Alternate Consideration in a reasonable manner reflecting the relative value of any different components of the Alternate Consideration. If holders of shares of Common Stock are given any choice as to the securities, cash or property to be received in a Fundamental Transaction, then the Holder shall be given the same choice as to the Alternate Consideration it receives upon any exercise of this Warrant following such Fundamental Transaction. Notwithstanding anything to the contrary, in the event of a Fundamental Transaction, the Company or any Successor Entity (as defined below) shall, at the Holder’s option, exercisable at any time concurrently with, or within 30 days after, the consummation of the Fundamental Transaction (or, if later, the date of the public announcement of the applicable Fundamental Transaction), purchase this Warrant from the Holder by paying to the Holder an amount of cash equal to the Black Scholes Value (as defined below) of the remaining unexercised portion of this Warrant on the date of the consummation of such Fundamental Transaction; provided, however, that, if the Fundamental Transaction is not within the Company’s control, including not approved by the Company’s Board of Directors, Holder shall only be entitled to receive from the Company or any Successor Entity, the same type or form of consideration (and in the same proportion), at the Black Scholes Value of the unexercised portion of this Warrant, that is being offered and paid to the holders of Common Stock of the Company in connection with the Fundamental Transaction, whether that consideration be in the form of cash, stock or any combination thereof, or whether the holders of Common Stock are given the choice to receive from among alternative forms of consideration in connection with the Fundamental Transaction; provided further, that if holders of Common Stock of the Company are not offered or paid any consideration in such Fundamental Transaction, such holders of Common Stock will be deemed to have received common stock of the Successor Entity (which Entity may be the Company following such Fundamental Transaction) in such Fundamental Transaction. “Black Scholes Value” means the value of this Warrant based on the Black-Scholes Option Pricing Model obtained from the “OV” function on Bloomberg, L.P. (“Bloomberg”) determined as of the day of consummation of the applicable Fundamental Transaction for pricing purposes and reflecting (A) a risk-free interest rate corresponding to the U.S. Treasury rate for a period equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date, (B) an expected volatility equal to the greater of 100% and the 100 day volatility obtained from the HVT function on Bloomberg (determined utilizing a 365 day annualization factor) as of the Trading Day immediately following the public announcement of the applicable Fundamental Transaction, (C) the underlying price per share used in such calculation shall be the greater of (i) the sum of the price per share being offered in cash, if any, plus the value of any non-cash consideration, if any, being offered in such Fundamental Transaction and (ii) the greater of (x) the last VWAP immediately prior to the public announcement of such Fundamental Transaction and (y) the last VWAP immediately prior to the consummation of such Fundamental Transaction and (D) a remaining option time equal to the time between the date of the public announcement of the applicable Fundamental Transaction and the Termination Date and (E) a zero cost of borrow. The payment of the Black Scholes Value will be made by wire transfer of immediately available funds within five Business Days of the Holder’s election (or, if later, on the effective date of the Fundamental Transaction). The Company shall cause any successor entity in a Fundamental Transaction in which the Company is not the survivor (the “Successor Entity”) to assume in writing all of the obligations of the Company under this Warrant and the other Transaction Documents in accordance with the provisions of this Section 3(e) pursuant to written agreements in form and substance reasonably satisfactory to the Holder prior to such Fundamental Transaction and shall, at the option of the Holder, deliver to the Holder in exchange for this Warrant a security of the Successor Entity evidenced by a written instrument substantially similar in form and substance to this Warrant which is exercisable for a corresponding number of shares of capital stock of such Successor Entity (or its parent entity) equivalent to the shares of Common Stock acquirable and receivable upon exercise of this Warrant (without regard to any limitations on the exercise of this Warrant) prior to such Fundamental Transaction, and with an exercise price which applies the exercise price hereunder to such shares of capital stock (but taking into account the relative value of the shares of Common Stock pursuant to such Fundamental Transaction and the value of such shares of capital stock, such number of shares of capital stock and such exercise price being for the purpose of protecting the economic value of this Warrant immediately prior to the consummation of such Fundamental Transaction), and which is reasonably satisfactory in form and substance to the Holder. Upon the occurrence of any such Fundamental Transaction, the Successor Entity shall succeed to, and be substituted for (so that from and after the date of such Fundamental Transaction, the provisions of this Warrant and the other Transaction Documents referring to the “Company” shall refer instead to the Successor Entity), and may exercise every right and power of the Company and shall assume all of the obligations of the Company under this Warrant and the other Transaction Documents with the same effect as if such Successor Entity had been named as the Company herein.

f) Calculations. All calculations under this Section 3 shall be made to the nearest cent or the nearest 1/100th of a share, as the case may be. For purposes of this Section 3, the number of shares of Common Stock deemed to be issued and outstanding as of a given date shall be the sum of the number of shares of Common Stock (excluding treasury shares, if any) issued and outstanding.

g) Notice to Holder.

i. Adjustment to Exercise Price. Whenever the Exercise Price is adjusted pursuant to any provision of this Section 3, the Company shall promptly deliver to the Holder by facsimile or email a notice setting forth the Exercise Price after such adjustment and any resulting adjustment to the number of Warrant Shares and setting forth a brief statement of the facts requiring such adjustment.

ii. Notice to Allow Exercise by Holder. If (A) the Company shall declare a dividend (or any other distribution in whatever form) on the shares of Common Stock, (B) the Company shall declare a special nonrecurring cash dividend on or a redemption of the shares of Common Stock, (C) the Company shall authorize the granting to all holders of the shares of Common Stock rights or warrants to subscribe for or purchase any capital stock of any class or of any rights, (D) the approval of any stockholders of the Company shall be required in connection with any reclassification of the shares of Common Stock, any consolidation or merger to which the Company is a party, any sale or transfer of all or substantially all of the assets of the Company, or any compulsory share exchange whereby the shares of Common Stock are converted into other securities, cash or property, or (E) the Company shall authorize the voluntary or involuntary dissolution, liquidation or winding up of the affairs of the Company, then, in each case, the Company shall cause to be delivered by facsimile or email to the Holder at its last facsimile number or email address as it shall appear upon the Warrant Register of the Company, at least 5 calendar days prior to the applicable record or effective date hereinafter specified, a notice stating (x) the date on which a record is to be taken for the purpose of such dividend, distribution, redemption, rights or warrants, or if a record is not to be taken, the date as of which the holders of the shares of Common Stock of record to be entitled to such dividend, distributions, redemption, rights or warrants are to be determined or (y) the date on which such reclassification, consolidation, merger, sale, transfer or stock exchange is expected to become effective or close, and the date as of which it is expected that holders of the shares of Common Stock of record shall be entitled to exchange their shares of Common Stock for securities, cash or other property deliverable upon such reclassification, consolidation, merger, sale, transfer or stock exchange; provided that the failure to deliver such notice or any defect therein or in the delivery thereof shall not affect the validity of the corporate action required to be specified in such notice and provided, further that no notice shall be required if the information is disseminated in a press release or document filed with the Securities and Exchange Commission. To the extent that any notice provided in this Warrant constitutes, or contains, material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K. The Holder shall remain entitled to exercise this Warrant during the period commencing on the date of such notice to the effective date of the event triggering such notice except as may otherwise be expressly set forth herein.

Section 4. Transfer of Warrant.

a) Transferability. Subject to compliance with any applicable securities laws and the conditions set forth in this Warrant and all rights hereunder (including, without limitation, any registration rights) are transferable, in whole or in part, upon surrender of this Warrant at the principal office of the Company or its designated agent, together with a written assignment of this Warrant substantially in the form attached hereto duly executed by the Holder or its agent or attorney and funds sufficient to pay any transfer taxes payable upon the making of such transfer. Upon such surrender and, if required, such payment, the Company shall execute and deliver a new Warrant or Warrants in the name of the assignee or assignees, as applicable, and in the denomination or denominations specified in such instrument of assignment, and shall issue to the assignor a new Warrant evidencing the portion of this Warrant not so assigned, and this Warrant shall promptly be cancelled. Notwithstanding anything herein to the contrary, the Holder shall not be required to physically surrender this Warrant to the Company unless the Holder has assigned this Warrant in full, in which case, the Holder shall surrender this Warrant to the Company within three (3) Trading Days of the date on which the Holder delivers an assignment form to the Company assigning this Warrant in full. The Warrant, if properly assigned in accordance herewith, may be exercised by a new holder for the purchase of Warrant Shares without having a new Warrant issued.

b) New Warrants. This Warrant may be divided or combined with other Warrants upon presentation hereof at the aforesaid office of the Company, together with a written notice specifying the names and denominations in which new Warrants are to be issued, signed by the Holder or its agent or attorney. Subject to compliance with Section 4(a), as to any transfer which may be involved in such division or combination, the Company shall execute and deliver a new Warrant or Warrants in exchange for the Warrant or Warrants to be divided or combined in accordance with such notice. All Warrants issued on transfers or exchanges shall be dated the original Issue Date of this Warrant and shall be identical with this Warrant except as to the number of Warrant Shares issuable pursuant thereto.

c) Warrant Register. The Company shall register this Warrant, upon records to be maintained by the Company for that purpose (the “Warrant Register”), in the name of the record Holder hereof from time to time. The Company may deem and treat the registered Holder of this Warrant as the absolute owner hereof for the purpose of any exercise hereof or any distribution to the Holder, and for all other purposes, absent actual notice to the contrary.

d) Representation by the Holder. The Holder, by the acceptance hereof, represents and warrants that it is acquiring this Warrant and, upon any exercise hereof, will acquire the Warrant Shares issuable upon such exercise, for its own account and not with a view to or for distributing or reselling such Warrant Shares or any part thereof in violation of the Securities Act or any applicable state securities law, except pursuant to sales registered or exempted under the Securities Act.

Section 5. Miscellaneous.

a) No Rights as Stockholder Until Exercise. This Warrant does not entitle the Holder to any voting rights, dividends or other rights as a stockholder of the Company prior to the exercise hereof as set forth in Section 2(d)(i), except as expressly set forth in Section 3.

b) Loss, Theft, Destruction or Mutilation of Warrant. The Company covenants that upon receipt by the Company of evidence reasonably satisfactory to it of the loss, theft, destruction or mutilation of this Warrant or any stock certificate relating to the Warrant Shares, and in case of loss, theft or destruction, of indemnity or security reasonably satisfactory to it (which, in the case of the Warrant, shall not include the posting of any bond), and upon surrender and cancellation of such Warrant or stock certificate, if mutilated, the Company will make and deliver a new Warrant or stock certificate of like tenor and dated as of such cancellation, in lieu of such Warrant or stock certificate.

c) Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then, such action may be taken or such right may be exercised on the next succeeding Business Day.

d) Authorized Shares.

The Company covenants that, during the period the Warrant is outstanding, it will reserve from its authorized and unissued shares of Common Stock a sufficient number of shares to provide for the issuance of the Warrant Shares upon the exercise of any purchase rights under this Warrant. The Company further covenants that its issuance of this Warrant shall constitute full authority to its officers who are charged with the duty of issuing the necessary Warrant Shares upon the exercise of the purchase rights under this Warrant. The Company will take all such reasonable action as may be necessary to assure that such Warrant Shares may be issued as provided herein without violation of any applicable law or regulation, or of any requirements of the Trading Market upon which the shares of Common Stock may be listed. The Company covenants that all Warrant Shares which may be issued upon the exercise of the purchase rights represented by this Warrant will, upon exercise of the purchase rights represented by this Warrant and payment for such Warrant Shares in accordance herewith, be duly authorized, validly issued, fully paid and nonassessable and free from all taxes, liens and charges created by the Company in respect of the issue thereof (other than taxes in respect of any transfer occurring contemporaneously with such issue).

Except and to the extent as waived or consented to by the Holder, the Company shall not by any action, including, without limitation, amending its certificate of incorporation or through any reorganization, transfer of assets, consolidation, merger, dissolution, issue or sale of securities or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will at all times in good faith assist in the carrying out of all such terms and in the taking of all such actions as may be necessary or appropriate to protect the rights of Holder as set forth in this Warrant against impairment. Without limiting the generality of the foregoing, the Company will (i) not increase the par value of any Warrant Shares above the amount payable therefor upon such exercise immediately prior to such increase in par value, (ii) take all such action as may be necessary or appropriate in order that the Company may validly and legally issue fully paid and nonassessable Warrant Shares upon the exercise of this Warrant and (iii) use commercially reasonable efforts to obtain all such authorizations, exemptions or consents from any public regulatory body having jurisdiction thereof, as may be, necessary to enable the Company to perform its obligations under this Warrant.

Before taking any action which would result in an adjustment in the number of Warrant Shares for which this Warrant is exercisable or in the Exercise Price, the Company shall obtain all such authorizations or exemptions thereof, or consents thereto, as may be necessary from any public regulatory body or bodies having jurisdiction thereof.

e) Jurisdiction. All questions concerning the construction, validity, enforcement and interpretation of this Warrant shall be determined in accordance with the provisions of the Loan Agreement.

f) Restrictions. The Holder acknowledges that the Warrant Shares acquired upon the exercise of this Warrant, if not registered, and the Holder does not utilize cashless exercise, will have restrictions upon resale imposed by state and federal securities laws.

g) Nonwaiver and Expenses. No course of dealing or any delay or failure to exercise any right hereunder on the part of Holder shall operate as a waiver of such right or otherwise prejudice the Holder’s rights, powers or remedies. If the Company willfully and knowingly fails to comply with any provision of this Warrant, which results in any material damages to the Holder, the Company shall pay to the Holder such amounts as shall be sufficient to cover any costs and expenses including, but not limited to, reasonable attorneys’ fees, including those of appellate proceedings, incurred by the Holder in collecting any amounts due pursuant hereto or in otherwise enforcing any of its rights, powers or remedies hereunder.

h) Notices. Any notice, request or other document required or permitted to be given or delivered to the Holder by the Company shall be delivered in accordance with the notice provisions of the Loan Agreement.

i) Limitation of Liability. No provision hereof, in the absence of any affirmative action by the Holder to exercise this Warrant to purchase Warrant Shares, and no enumeration herein of the rights or privileges of the Holder, shall give rise to any liability of the Holder for the purchase price of any Common Stock or as a stockholder of the Company, whether such liability is asserted by the Company or by creditors of the Company.

j) Remedies. The Holder, in addition to being entitled to exercise all rights granted by law, including recovery of damages, will be entitled to specific performance of its rights under this Warrant. The Company agrees that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Warrant and hereby agrees to waive and not to assert the defense in any action for specific performance that a remedy at law would be adequate.

k) Successors and Assigns. Subject to applicable securities laws, this Warrant and the rights and obligations evidenced hereby shall inure to the benefit of and be binding upon the successors and permitted assigns of the Company and the successors and permitted assigns of Holder. The provisions of this Warrant are intended to be for the benefit of any Holder from time to time of this Warrant and shall be enforceable by the Holder or holder of Warrant Shares.

l) Amendment. This Warrant may be modified or amended or the provisions hereof waived with the written consent of the Company and the Holder.

m) Severability. Wherever possible, each provision of this Warrant shall be interpreted in such manner as to be effective and valid under applicable law, but if any provision of this Warrant shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provisions or the remaining provisions of this Warrant.

n) Headings. The headings used in this Warrant are for the convenience of reference only and shall not, for any purpose, be deemed a part of this Warrant.

o) “Exempt Issuance” means the issuance of (a) shares of Common Stock, options or restricted stock units to employees, consultants, contractors, advisors, officers or directors of the Company pursuant to any stock or option plan or arrangement duly adopted for such purpose, by a majority of the non-employee members of the Board of Directors or a majority of the members of a committee of non-employee directors established for such purpose for services rendered to the Company, provided that any securities issued to consultants pursuant to this clause (a) shall be issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, (b) securities upon the exercise or exchange of or conversion of any securities issued hereunder and/or other securities exercisable or exchangeable for or convertible into shares of Common Stock issued and outstanding on the date of this Warrant, provided that such securities have not been amended since the date of this Warrant to increase the number of such securities or to decrease the exercise price, exchange price or conversion price of such securities (other than in connection with stock splits or combinations) or to extend the term of such securities and (c) securities issued pursuant to acquisitions or strategic transactions and the payment of contractor or vendor invoices in the ordinary course of business approved by a majority of the disinterested directors of the Company, provided that such securities are issued as “restricted securities” (as defined in Rule 144) and carry no registration rights that require or permit the filing of any registration statement in connection therewith, and provided that any such issuance shall only be to a Person (or to the equityholders of a Person) that is, itself or through its subsidiaries, an operating company or an owner of an asset in a business synergistic with the business of the Company and shall provide to the Company additional benefits in addition to the investment of funds, but shall not include a transaction in which the Company is issuing securities primarily for the purpose of raising capital or to an entity whose primary business is investing in securities.

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(Signature Page Follows)

IN WITNESS WHEREOF, the Company has caused this Warrant to be executed by its officer thereunto duly authorized as of the date first above indicated.

CONNEXA SPORTS TECHNOLOGIES INC.

By:
Name:
Title:

Exhibit A

NOTICE OF EXERCISE

TO:	Connexa Sports Technologies Inc.

1.	Exercise. The undersigned hereby elects to purchase Warrant Shares of the Company pursuant to the terms of the attached Warrant, and tenders herewith payment of the exercise price in full, together with all applicable transfer taxes, if any.

2.	Method of Exercise. (Payment shall take the form of (check applicable box):

☐ in lawful money of the United States; or

☐ if permitted the cancellation of such number of Warrant Shares as is necessary, in accordance with the formula set forth in subsection 2(d), to exercise this Warrant with respect to the maximum number of Warrant Shares purchasable pursuant to the cashless exercise procedure set forth in subsection 2(d).

3.	Certificate. Please issue said Warrant Shares in the name of the undersigned or in such other name as is specified below:

________________________________________

The Warrant Shares shall be delivered to the following DWAC Account Number:

________________________________________

________________________________________

________________________________________

4.	Accredited Investor. The undersigned is an “accredited investor” as defined in Regulation D promulgated under the Securities Act of 1933, as amended.

_________________________

_________________________

[SIGNATURE OF HOLDER]

Name of Investing Entity: ________________________________________________________________________________

Signature of Authorized Signatory of Investing Entity: _________________________________________________________

Name of Authorized Signatory: ___________________________________________________________________________

Title of Authorized Signatory: ____________________________________________________________________________

Date: ________________________________________________________________________________

Exhibit B

ASSIGNMENT FORM

(To assign the foregoing Warrant, execute this form and supply required information. Do not use this form to exercise the Warrant to purchase shares.)

FOR VALUE RECEIVED, the foregoing Warrant and all rights evidenced thereby are hereby assigned to

Name:
(Please Print)

Address:
(Please Print)
Phone Number:

Email Address:

Dated: ________________, ________

Holder’s Signature:

Holder’s Address: